      As filed with the Securities and Exchange Commission on____ __, 1999.

                                                    Registration No.__________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM S-11

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        AMERICAN CHURCH MORTGAGE COMPANY
        (Exact name of registrant as specified in governing instruments)

                            10237 Yellow Circle Drive
                           Minnetonka, Minnesota 55343
             (Address of principal executive offices of registrant)

                    David G. Reinhart, President & Treasurer
                        American Church Mortgage Company
                            10237 Yellow Circle Drive
                           Minnetonka, Minnesota 55343
                     (Name and address of agent for service)

                                   Copies to:

                             Philip T. Colton, Esq.
                                Maun & Simon, PLC
                        2000 Midwest Plaza Building West
                                801 Nicollet Mall
                              Minneapolis, MN 55402
                              (Counsel for Company)

           Approximate date of commencement of proposed sale to the public:
      As soon as practicable after the Registration Statement becomes effective.

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                                     Proposed Maximum       Proposed Maximum
  Title of Securities Being      Amount Being         Offering Price       Aggregate Offering          Amount of
         Registered               Registered          per Share (2)             Price (2)          Registration Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value       1,650,000              $10.00               $16,500,000             $5,000.00
                                   Shares(1)
--------------------------------------------------------------------------------------------------------------------

(1) Includes (i) 1,500,000 authorized and unissued shares to be offered to the public, and (ii) 150,000 authorized and unissued shares reserved for issuance under the Registrant's dividend reinvestment plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended based on (i) actual $10.00 per share for 1,500,000 shares to be offered to public, and (ii) estimated $10.00 per share purchase price of 150,000 shares to be registered and reserved for future issuance under the Registrant's dividend reinvestment plan. There is no current market for the shares.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a) MAY DETERMINE.

                                AMERICAN CHURCH MORTGAGE COMPANY

                                              PART 1
                                INFORMATION REQUIRED IN PROSPECTUS

                                       CROSS REFERENCE SHEET
                             Required by Item 501(b) of Regulation S-K

           Item Number and Caption in Form S-11                                        Heading in Prospectus
           ------------------------------------                                        ---------------------
1.       Forepart of Registration Statement and Outside               Cover Page of Registration Statement; Outside Cover
         Front Cover Page of Prospectus.                              Page of Prospectus

2.       Inside Front and Outside Back Cover Pages of                 Inside Front and Outside Back Cover Pages of Prospectus
         Prospectus

3.       Summary Information, Risk Factors and Ratio of               Front Cover Page; Prospectus Summary; Risk Factors
         Earnings to Fixed Charges

4.       Determination of Offering Price                              Risk Factors--Price of Shares

5.       Dilution                                                     Not Applicable

6.       Selling Security Holders                                     Not Applicable

7.       Plan of Distribution                                         Front and Inside Front Cover Page; Plan of Distribution

8.       Use of Proceeds                                              Use of Proceeds; Business of the Company--Financing
                                                                      Business

9.       Selected Financial Data                                      Summary--Summary Financial Information; Capitalization;
                                                                      Selected Financial Data.

10.      Management's Discussion and Analysis of Financial            Management's Discussion and Analysis of Financial
         Condition and Results of Operations                          Condition and Results of Operations

11.      General Information as to Registrant                         Business of the Company; Management; Security Ownership
                                                                      of Management and Others; Certain Relationships and
                                                                      Transactions with Management; Description of Capital
                                                                      Stock

12.      Policy with Respect to Certain Activities                    Business of the Company--The Proposed Business
                                                                      Activities;--Financing Business;--Mortgage Loan
                                                                      Processing and Underwriting;--Loan Funding and Bank
                                                                      Borrowing;--Financing Policies;--Prohibited Investments
                                                                      and Activities;--Policy Changes; Prospectus
                                                                      Summary--Business Objectives and Policies

13.      Investment Policies of Registrant                            Business of the Company--Financing Policies; Prospectus
                                                                      Summary--Business Objectives and Policies

14.      Description of Real Estate                                   Not Applicable

15.      Operating Data                                               Not Applicable


                                             2

16.      Tax Treatment of Registrant and Its Security                 Summary--Tax Status of Company; Risk Factors--Risks
         Holders                                                      Related to Federal Income Taxation; Federal Income Tax
                                                                      Consequences

17.      Market Price of and Dividends on Registrant's                Inside Front Cover; Summary--Dividends and
         Common Equity and Related Shareholder Matters                Distributions; Distributions

18.      Description of Registrant's Securities                       Description of Capital Stock

19.      Legal Proceedings                                            Not Applicable

20.      Security Ownership of Certain Beneficial Owners              Security Ownership of Management and Others
         and Management

21.      Directors and Executive Officers                             Management; The Advisor and the Advisory Agreement

22.      Executive Compensation                                       Compensation to Advisor and Affiliates; Management

23.      Certain Relationships and Related Transactions               Risk Factors--Risks Relating to Management; Management;
                                                                      Security Ownership of Management and Others; Business
                                                                      of the Company; Certain Relationships and Transactions
                                                                      with Management; The Advisor and the Advisory
                                                                      Agreement; Compensation to Advisor and Affiliates;
                                                                      Conflicts of Interest; Reports to Shareholders, Rights
                                                                      of Examination and Additional Information

24.      Selection, Management and Custody of Registrant's            Risk Factors; Use of Proceeds; Conflicts of Interest;
         Investments                                                  Compensation to Advisor and Affiliates; Business of the
                                                                      Company; Management; The Advisor and the Advisory
                                                                      Agreement

25.      Policies with Respect to Certain Transactions                Risk Factors; Use of Proceeds; Conflicts of Interest;
                                                                      Compensation to Advisor and Affiliates; Business of the
                                                                      Company; Management; The Advisor and the Advisory
                                                                      Agreement; Plan of Distribution

26.      Limitations of Liability                                     Risk Factors; The Advisor and the Advisory Agreement;
                                                                      Plan of Distribution; Management--Fiduciary
                                                                      Responsibility of Board of Directors

27.      Financial Statements and Information                         Financial Statements

28.      Interests of Named Experts and Counsel                       Legal Matters; Experts

29.      Disclosure of Commission Position on                         Commission Position on Indemnification of Securities
         Indemnification of Securities Act Liabilities                Act Liabilities

30.      Quantitative and Qualitative Disclosures About               Risk Factors--Risks Related to Mortgage Lending;--Risks
         Market Risk                                                  Related to Mortgage Lending to Churches;--Risks Related
                                                                      to Federal Income Taxation; Distributions; Business of
                                                                      the Company; Federal Income Tax Consequences


                                                                     PROSPECTUS

                                1,500,000 SHARES

[LOGO]                  American Church Mortgage Company

                                  COMMON STOCK
                                $10.00 PER SHARE

       American Church Mortgage Company is a real estate investment trust, or "REIT." The Company makes mortgage loans to churches and other non-profit religious organizations. The Company also purchases debt obligations issued by such organizations. The loans made by the Company and debt obligations purchased by the Company are funded for the most part from net proceeds from the Company's sales of its Common Stock. Interest earned on loans and obligations held by the Company, together with other income generated through the Company's lending business, are distributed to the Company's Shareholders in the form of dividends which are paid quarter-annually.

       The Company's investment objectives are to provide its investors:

       - preservation of their investment capital through diversification (loaning funds to many different borrowers and purchasing bonds issued by many different issuers);

       - greater security through investment in only mortgage-backed loans and securities (providing collateral in the event of a default); and

       - a higher level of distributable income than available in guaranteed or government-backed fixed-income investments.

       This is the Company's third public offering of Common Shares. As of March 31, 1999 the Company had 1,183,879 shares outstanding. There is no public market for the Shares. Shareholders may have difficulty selling their Shares when they want to. Shareholders may have difficulty reselling Shares at the price at which they were purchased.

       INVESTMENT IN THE SHARES INVOLVES RISKS AND CONFLICTS OF INTEREST. SEE "RISK FACTORS" AND "CONFLICTS OF INTEREST."

            NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
          SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED
                    THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------------------------------------------------------------------------------
                                Price to Public    Selling Commission    Proceeds to Company
---------------------------------------------------------------------------------------------
Per Share.....................       $10.00               $.595                  $9.405
---------------------------------------------------------------------------------------------
Total.........................    $15,000,000            $892,500             $14,107,500
---------------------------------------------------------------------------------------------

                         AMERICAN INVESTORS GROUP, INC.
                             Minneapolis, Minnesota

                 The date of this Prospectus is _____ __, 1999.

         The Company has registered 1,650,000 Shares of common stock, $.01 par value per share, of which 150,000 Shares are available only to shareholders who participate in the Company's dividend reinvestment plan. The Shares offered hereby will be sold by securities broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD"). American Investors Group, Inc., an affiliate of the Advisor, serves as Underwriter of the Offering. This Offering will be conducted on a continuous basis pursuant to applicable rules of the Securities and Exchange Commission and will terminate not later than ____________, ______ (two years from the date hereof), subject to extension by mutual agreement of the Company and the Underwriter, for an additional 60 days, or until completion of the sale of the Shares, whichever first occurs. The Company began active business operations April 15, 1996 and as of March 31, 1999 had Average Invested Assets of $8,954,750, having sold 335,481 Shares in its initial public offering which concluded November 8, 1996 and 799,759 Shares in its second public offering which concluded January 22, 1999. The Company intends to continue to deploy net proceeds from the sale of Shares in this Offering as they are sold pursuant to its investment and operating strategy. See "PLAN OF DISTRIBUTION."

         SUITABILITY: INVESTORS MUST HAVE (i) A MINIMUM ANNUAL GROSS INCOME OF AT LEAST $45,000 AND A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) OF $45,000 OR (ii) A NET WORTH OF $150,000 WITHOUT REFERENCE TO SUCH EXCLUSIONS. SUITABILITY STANDARDS MAY BE HIGHER IN SOME STATES. SEE "WHO MAY INVEST."

         The use of forecasts or predictions in connection with the offer of the Shares is prohibited. Any representations to the contrary and any predictions, written or oral, as to the amount or certainty of any cash benefit or tax consequences which may flow from purchasing the Shares is prohibited.

         THE SHARES DESCRIBED IN THIS PROSPECTUS ARE OFFERED BY THE UNDERWRITER AND ANY SOLICITING DEALERS ON BEHALF OF THE COMPANY SUBJECT TO PRIOR SALE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFERING BY THE COMPANY AND THE UNDERWRITER WITHOUT NOTICE. THE OFFERING CAN ONLY BE MODIFIED BY MEANS OF AN AMENDMENT OR SUPPLEMENT TO THE PROSPECTUS. OFFERS TO PURCHASE AND CONFIRMATIONS OF SALES ISSUED BY THE UNDERWRITER AND ANY SOLICITING DEALERS ARE SUBJECT TO (1) ACCEPTANCE BY THE COMPANY, (2) RELEASE AND DELIVERY OF THE PROCEEDS OF THE OFFERING TO THE COMPANY, (3) DELIVERY OF THE CERTIFICATES REPRESENTING THE SHARES, AND (4) THE RIGHT OF THE COMPANY TO REJECT ANY AND ALL OFFERS TO PURCHASE AND TO CANCEL ANY AND ALL CONFIRMATIONS OF SALE OF THE SHARES OFFERED HEREBY, AT ANY TIME PRIOR TO RECEIPT OF FUNDS FROM THE PURCHASERS, IF THE OFFERING IS NOT REGISTERED, EXEMPT FROM REGISTRATION OR OTHERWISE QUALIFIED IN THE JURISDICTION OF SALE, OR IF ANY REGULATION OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES ADMINISTRATOR OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. PROHIBITS THE SALE.

         Investors must properly complete a Subscription Agreement and Suitability Certificate. Subscriptions may be rejected for any reason. If your subscription is rejected, the Company will promptly refund your money without deduction or interest.

         The Company intends to furnish Shareholders with annual reports containing financial statements audited by the Company's independent accountants, quarterly reports for the first three quarters of each year containing summary financial and other information, and such other reports as the Company deems appropriate or as required by law.

                                                --- TABLE OF CONTENTS ---

PROSPECTUS SUMMARY.....................................   4                Property (Portfolio) of the Company............ 27
    The Company........................................   4                Mortgage Loan Processing and Underwriting...... 29
    Capital Stock......................................   4                Loan Commitments............................... 30
    The Offering.......................................   4                Loan Portfolio Management...................... 30
    Risk Factors.......................................   5                Loan Funding and Bank Borrowing................ 30
    Conflicts of Interest..............................   5                Financing Policies............................. 31
    Business Objectives and Policies...................   5                Prohibited Investments and Activities.......... 32
    Dividends and Distributions........................   6                Policy Changes................................. 33
    Tax Status of the Company..........................   7                Competition.................................... 33
    Who May Invest.....................................   7                Employees...................................... 33
    Summary Financial Information......................   8                Operations..................................... 33
RISK FACTORS...........................................   9            MANAGEMENT......................................... 34
    Risks Related to the Offering......................   9                General........................................ 34
      Best Efforts Offering............................   9                Executive Compensation......................... 36
      No Minimum Offering..............................   9                Fiduciary Responsibility of Board of Directors;
    Risks Related to the Company.......................   9                 Indemnification............................... 36
      Qualification as a Real Estate Investment Trust..   9                Warrants and Options........................... 36
      Conflicts of Interest............................   9            SECURITY OWNERSHIP OF MANAGEMENT AND
      Expenses of Offering.............................   9             OTHERS............................................ 37
      Price of Shares..................................   9            CERTAIN RELATIONSHIPS AND TRANSACTIONS
      Lack of Liquidity and Absence of Public Market                    WITH MANAGEMENT................................... 38
       Price...........................................  10            THE ADVISOR AND THE ADVISORY AGREEMENT............. 39
      Certain Restrictions on Transfer of Shares.......  10                Church Loan Advisors, Inc...................... 39
    Risks Related to Management........................  10                The Advisory Agreement......................... 40
      Limited Operating History........................  10                Prior Performance of Advisor and Affiliates.... 41
      Dependence Upon Advisor..........................  10            FEDERAL INCOME TAX CONSEQUENCES.................... 41
      Conflicts of Interest............................  10                Qualification as a Real Estate Investment
      Risks Related to Loan Valuation and Advisor                           Trust......................................... 41
       Expenses........................................  11                Failure of the Company to Qualify as a
      Potential Adverse Effect of Borrowing on Cash                         Real Estate Investment Trust.................. 45
       Flow............................................  11                Taxation of Company's Shareholders............. 45
      Dividends Dependent upon Business Operations.....  11                Taxation of Tax-Exempt Shareholders............ 45
    Risks Related to Mortgage Lending..................  11                Tax Consequences for Foreign Investors......... 45
      In General.......................................  11                Backup Withholding............................. 46
      Risk of Second Mortgage Loans....................  11                State and Local Taxes.......................... 46
      Risks of Fixed-Rate Debt.........................  11                Other Tax Consequences......................... 46
      Competition......................................  11            ERISA CONSEQUENCES................................. 46
      Interest Rate Fluctuations.......................  12                Fiduciary Consequences......................... 46
      Government Regulation............................  12                Plan Assets Issue.............................. 47
    Risks Related to Mortgage Lending to Churches......  12            DESCRIPTION OF CAPITAL STOCK....................... 47
      Source of Church Revenues........................  12                General........................................ 47
      Dependence Upon Pastor...........................  12                Warrants and Options........................... 48
      Value of Mortgage Collateral-                                        Repurchase of Shares and Restrictions on
       Limited/Restricted/Single Use...................  12                 Transfer...................................... 48
      Expenses of Foreclosure..........................  12                Dividend Reinvestment Program.................. 48
    Potential Liability Under Environmental Laws.......  12                Repurchase of Shares by Company................ 49
    Risks Related to Federal Income Taxation...........  13                Transfer Agent and Registrar................... 49
    Effect of Future Changes in Tax Laws...............  13            SUMMARY OF THE ORGANIZATIONAL DOCUMENTS............ 49
WHO MAY INVEST.........................................  13                Certain Article and Bylaw Provisions........... 50
USE OF PROCEEDS........................................  14                Board of Directors............................. 50
COMPENSATION TO ADVISOR AND                                                Limitations on Director Actions................ 50
 AFFILIATES............................................  15                Minnesota Anti-Takeover Law.................... 50
CONFLICTS OF INTEREST..................................  17                Restrictions on Roll-Ups....................... 50
    Transactions with Affiliates and Related Parties...  17                Limitation on Total Operating Expenses......... 51
    Compensation to the Advisor and Conflicts                              Transactions with Affiliates................... 51
     of Interest.......................................  17                Restrictions on Investments.................... 52
    Competition by the Company with Affiliates.........  17            PLAN OF DISTRIBUTION............................... 52
    Non Arm's-Length Agreements........................  18                General........................................ 52
    Lack of Separate Representation....................  18                Compensation................................... 52
    Shared Operations Facilities.......................  18                Subscription Process........................... 53
DISTRIBUTIONS..........................................  18                Determination of Investor Suitability.......... 53
CAPITALIZATION.........................................  20                Suitability of the Investment.................. 54
SELECTED FINANCIAL DATA................................  21            COMMISSION POSITION ON INDEMNIFICATION FOR
MANAGEMENT'S DISCUSSION AND ANALYSIS OF                                 SECURITIES ACT LIABILITIES........................ 54
 FINANCIAL CONDITION AND RESULTS OF                                    LEGAL MATTERS...................................... 54
 OPERATIONS............................................  22            EXPERTS............................................ 54
    Plan of Operation..................................  22            REPORTS TO SHAREHOLDERS, AND RIGHTS OF
    Results of Operation...............................  22             EXAMINATION....................................... 55
    Liquidity and Capital Resources....................  24            ADDITIONAL INFORMATION............................. 56
BUSINESS OF THE COMPANY................................  24            GLOSSARY........................................... 56
    General............................................  24            FINANCIAL STATEMENTS...............................F-1
    The Company's Business Activities..................  25            APPENDIX I.........................................A-1
    Financing Business.................................  25
    Current First Mortgage Loan Terms..................  25


---------------------------------------------------------------------------------------------------------------------------------

                                                              PROSPECTUS SUMMARY

     THE FOLLOWING IS A SUMMARY. PROSPECTIVE INVESTORS SHOULD READ THE ENTIRE PROSPECTUS. THIS SUMMARY IS QUALIFIED IN ITS
ENTIRETY BY THE DETAILED INFORMATION AND FINANCIAL STATEMENTS AND NOTES THERETO CONTAINED ELSEWHERE IN THIS PROSPECTUS. CERTAIN
TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE GLOSSARY BEGINNING AT PAGE 57.

                                                                  THE COMPANY

         American Church Mortgage Company is a Real Estate Investment Trust, or REIT. The Company makes mortgage-backed loans from $100,000 to $1,000,000 to churches and other non-profit religious organizations for the purchase, construction or refinancing of real estate and improvements. The Company commenced active business operations on April 15, 1996. The Company concluded its initial public offering on November 8, 1996 and its second public offering on January 22, 1999. As of March 31,
1999 the Company had funded twenty-eight mortgage loans in the aggregate principal amount of $8,489,750, and had purchased for
$1,825,443 church bonds having a face value of $1,840,300. Five loans aggregating $1,442,000 have been repaid early by the borrowers. The Company intends to lend funds pursuant to its business plan as funds from the sale of the Shares become available.
See "BUSINESS OF THE COMPANY."

         The business of the Company is managed by Church Loan Advisors, Inc. (the "Advisor"), subject to the supervision of the
Company's Board of Directors. The Advisor is owned by V. James Davis, David G. Reinhart and Philip J. Myers. Messrs. Davis,
Reinhart and Myers have 14, 16 and 10 years of experience, respectively in the area of mortgage-backed lending to churches through their current and former associations with the Underwriter (American Investors Group, Inc.). Mr. Myers is President and
Director, and Mr. Reinhart is Chairman of the Board of Directors of the Underwriter. Messrs. Davis and Reinhart are officers and directors of the Company and Directors of the Advisor. Pursuant to the Advisory Agreement between the Company and the Advisor, the Company must pay the Advisor advisory fees and certain expenses. The Company also pays the Advisor one-half of any origination fees collected by the Company. See "THE ADVISOR AND THE ADVISORY AGREEMENT," "COMPENSATION TO THE ADVISOR AND
AFFILIATES" and "DISTRIBUTIONS."

         The Company was incorporated in the State of Minnesota on May 27, 1994. The executive offices of the Company and the
Advisor are located at 10237 Yellow Circle Drive, Minnetonka (Minneapolis), Minnesota 55343.

Their telephone number is (612) 945-9455.

                                                                CAPITAL STOCK

         The capital stock of the Company consists of 50,000,000 undesignated shares, of which the Board of Directors has established 30,000,000 shares of Common Stock, par value $.01 per share. In order to avoid inadvertent loss of REIT status, the
Company's Articles of Incorporation impose limits on the number or percentage of the Company's outstanding shares that can be owned by an individual or group. See "DESCRIPTION OF CAPITAL STOCK."

                                                                 THE OFFERING
      Common Stock Offered     ....................................                                1,500,000 Shares

      Common Stock Outstanding Before Offering (1).................                                1,183,879 Shares

      Common Stock Outstanding After Offering (2)..................                                2,683,879 Shares

      Percentage Owned by Non-Affiliates After Offering............                                             99%

      Net Proceeds of Offering, Before Expenses....................                                     $14,107,500

      Use of Proceeds..............................................              Principally, to Make Mortgage-Backed Loans to
                                                                                 Churches and other non-profit religious
                                                                                 organizations. See "USE OF PROCEEDS."

------------------------------------------------------

(1)  Excludes (i) 15,000 Shares which each Director and the President of the Advisor (7 individuals; 105,000 shares in the aggregate) have an option to purchase at a price of $10.00 per share (See "MANAGEMENT--WARRANTS AND OPTIONS"); and (ii)
     Shares which may be issued during this Offering to shareholders participating in the Company's Dividend Reinvestment Plan.

(2) Assumes sale of all Shares offered.
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  RISK FACTORS

    An investment in the Shares involves a high degree of risk. See "RISK FACTORS" for a more complete discussion of factors that investors should consider before purchasing Shares. Some of the significant risks include:

    - As a "best efforts" offering, all or a material amount of the Shares may not be sold, and consequently, additional capital may not be available to the Company.
    - As a "no minimum" offering, there is no minimum number of Shares that must be sold, and the Company will receive the proceeds from the sale of Shares as they are sold.
    - If the Company fails to maintain status as a REIT, it will be taxed as a corporation, which would reduce funds available for distribution to Shareholders.
    - Potential conflicts of interest and mutual benefits to affiliates of the Company, the Underwriter and the Advisor in connection with the formation of the Company, offering of the Shares, and on-going business operations of the Company could affect decisions made by the Advisor on behalf of the Company.
    - There is no public trading market for the Shares, and a market may not develop after the Offering. The lack of a market may adversely effect the ability of a Shareholder to dispose of the Shares.
    - No single Shareholder may own in excess of 9.8% of the outstanding shares of the Company. This limitation could reduce liquidity or the ability to sell the Company, and lower market activity and the resulting opportunity for Shareholders to receive a premium for their Shares.
    - Fluctuations in interest rates or default in repayment of loans by borrowers could adversely affect the Company's distributions to its Shareholders.

                              CONFLICTS OF INTEREST

     A number of potential conflicts exist between the Company and the Advisor and its principals. These conflicts include:

    - ownership by affiliates of the Company of both the Advisor and the Underwriter
    - non-arms-length negotiation of agreements between the Company and the Advisor and the Underwriter
    -    common business interests of the Company and the Underwriter
    - non-arm's length negotiations between the Advisor and the Company during the organization and structuring of the Company's operations
    -    non-arms length negotiations of the Advisory Agreement
    -    shared operations facilities of the Company, Advisor and Underwriter

    The Advisor and its affiliates may engage in businesses of the type conducted by the Company. The Advisor and its affiliates receive compensation from the Company for services rendered and an Advisory Fee equal to 1.25% of Average Invested Assets. See "CONFLICTS OF INTEREST--FINANCING POLICIES."

                        BUSINESS OBJECTIVES AND POLICIES

     The Company seeks to provide cash distributions of current income to its Shareholders through the implementation of its investment and operating strategy. The Company makes mortgage loans from $100,000 to $1,000,000 to churches and other non-profit religious organizations throughout the United States. The Company will seek to enhance returns by:

    - emphasizing shorter-term (0-5 years) and mid-term (5-15 years) loans and construction loans
    - seeking origination fees (i.e. "points") from the borrower at the outset of a loan and upon any renewal of a loan
    - making a limited amount of higher-interest rate second mortgage loans to qualified borrowers
    - purchasing a limited amount of mortgage-secured debt securities issued by churches and other non-profit religious organizations
-------------------------------------------------------------------------------
                                       5

-------------------------------------------------------------------------------

     The Company's policies limit the amount of second mortgage loans to 20% of the Company's Average Invested Assets on the date any second mortgage loan is closed and limit the amount of mortgage-secured debt securities to 30% of Average Invested Assets on the date of their purchase. All other mortgage loans made by the Company will be secured by a first mortgage (or deed of trust) in favor of the Company. The Company may make longer-term fixed-interest rate loans under certain circumstances. The Company may borrow up to 50% of its Average Invested Assets. See "BUSINESS OF THE COMPANY--FINANCING POLICIES."

     The Company's seeks to provide its Shareholders with current income and an attractive yield through quarterly distributions, while protecting their principal investment by following specified lending guidelines and applying identified criteria in evaluating the credit worthiness of potential borrowers. These criteria include:

    - Loans made by the Company will be secured by mortgages with loan-to-value ratios not to exceed 75% of valuation of the real property and improvements serving as collateral.

    -    The Company may not loan more than $1,000,000 to a single borrower.

    - Real property valuation will be determined based on a written appraisal acceptable to the Advisor. On loans over $500,000, the Company will require a written appraisal issued by a member of the Appraisal Institute ("MAI"), or a state-certified appraiser.

    - An American Land Title Association or equivalent Mortgagee Title Policy must be furnished to the Company by the borrower. The Mortgagee Title Policy insures the mortgage interest of the Company.

    - The borrower's total long-term debt (including the proposed loan) as of the date of the mortgage loan may not exceed four (4) times the borrower's gross income for its most recent twelve (12) months.

    - The borrower must furnish the Company with its financial statements for the last two (2) complete fiscal years and financial statements for the period within ninety (90) days of the loan closing date. On loans of $500,000 or less, an independent accounting firm must review the financial statements for the prior fiscal year. On loans in excess of $500,000, an independent auditor must audit the last complete fiscal year statements.

    - The Advisor may require the borrower to grant to the Company a security interest in all personal property (excluding leased personal property) located and to be located upon the mortgaged premises.

    - The Advisor may require automatic electronic or drafting of monthly payments to the Company.

    - The Advisor may require (i) key-man life insurance on the life of the senior pastor of a borrowing church; (ii) personal guarantees of church members and/or affiliates; or (iii) other security enhancements for the benefit of the Company.

    - The borrower must agree to provide the Company with annual reports (including financial statements) within 120 days of the end of each fiscal year.

    See "BUSINESS OF THE COMPANY--FINANCING POLICIES."

                           DIVIDENDS AND DISTRIBUTIONS

    The Company intends to make quarterly distributions to its Shareholders. In order to qualify for the beneficial tax treatment afforded REITs by the Internal Revenue Code, the Company must pay dividends to Shareholders in annual amounts equal to at least 95% of the Company's REIT taxable income. THE COMPANY MAY NOT BE ABLE TO PAY DIVIDENDS AT THIS OR ANY LEVEL. Dividends will be determined by the Company's Board of Directors and will be dependent upon a number of factors, including earnings and financial condition of the Company, maintenance of REIT tax status, funds available for distribution, results of operations, economic conditions and other facts and circumstances which the Board of Directors deems relevant. The Company will hold the proceeds from the sale of the Shares in relatively low-yield secure investments pending application to fund loans. The relative yield generated by such investments, and, thus, dividends (if any) to Shareholders, could be less than paid to date.
-------------------------------------------------------------------------------
                                       6

-------------------------------------------------------------------------------

     As of March 31, 1999, the Company had deployed $10,315,193 in net proceeds from the sale of Shares in its first two public offerings, pre-existing capital and reinvested dividends in accordance with its investment and operating strategy. Dividends paid by the Company to its Shareholders since commencement of active business are as follows:

-------------------------- -------------------------- --------------------------- --------------------

                                                            Dollar Amount          Annualized Yield
   For Quarter Ended:            Distribution                 Distributed              Per Share
                                     Date:                  Per Share(2):             Represented:
-------------------------- -------------------------- --------------------------- --------------------
            June 30, 1996              July 30, 1996           $.1927(1)                 9.250%
-------------------------- -------------------------- --------------------------- --------------------
       September 30, 1996           October 30, 1996            .23125                   9.250%
-------------------------- -------------------------- --------------------------- --------------------
        December 31, 1996           January 30, 1997            .240625                  9.625%
-------------------------- -------------------------- --------------------------- --------------------
           March 31, 1997             April 30, 1997            .225                     9.000%
-------------------------- -------------------------- --------------------------- --------------------
            June 30, 1997              July 30, 1997            .22875                   9.150%
-------------------------- -------------------------- --------------------------- --------------------
       September 30, 1997           October 30, 1997            .2375                    9.500%
-------------------------- -------------------------- --------------------------- --------------------
        December 31, 1997           January 30, 1998            .25625                  10.250%
-------------------------- -------------------------- --------------------------- --------------------
           March 31, 1998             April 30, 1998            .23125                   9.250%
-------------------------- -------------------------- --------------------------- --------------------
            June 30, 1998              July 30, 1998            .23125                   9.250%
-------------------------- -------------------------- --------------------------- --------------------
       September 30, 1998           October 30, 1998            .2125                    8.500%
-------------------------- -------------------------- --------------------------- --------------------
        December 31, 1998           January 30, 1999            .225                     9.000%
-------------------------- -------------------------- --------------------------- --------------------
           March 31, 1999             April 30, 1999            .1875                    7.500%
-------------------------- -------------------------- --------------------------- --------------------

(1)  Represents a 75 day operating quarter (April 15 to June 30, 1996)
(2) Distributions for the first three quarters of a year may exceed accumulated earnings and profits at such date. However, the annual cumulative dividends for each year are not intended to exceed annual earnings and profits.

                            TAX STATUS OF THE COMPANY

     The Company has elected to be taxed as a REIT for its taxable year ended December 31, 1996 and subsequent taxable years. In the opinion of counsel to the Company, Maun & Simon, PLC, the Company was formed in conformity with the requirements for qualification as a REIT and the Company's method of operations meet the requirements for qualification and taxation as a REIT. As a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 95% of its REIT taxable income to its Shareholders. REITs are subject to a number of organizational and operational requirements. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. See "FEDERAL INCOME TAX CONSEQUENCES." Even if the Company qualifies for taxation as a REIT, the Company may be subject to state and local taxes on its income and property.

                                 WHO MAY INVEST

     The section of this Prospectus entitled "WHO MAY INVEST" explains the suitability requirements investors must meet prior to subscription. In particular, investors must have either: (i) a minimum annual gross income of $45,000 and a net worth (exclusive of home, home furnishings and automobiles) of $45,000; or (ii) a net worth (determined with the foregoing exclusions) of $150,000. Suitability standards may be higher in certain states. See "WHO MAY INVEST."
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          SUMMARY FINANCIAL INFORMATION

     The summary financial data presented below is derived from the Company's audited financial statements at and for the years ended December 31, 1994, 1995, 1996, 1997 and 1998, and from the Company's interim unaudited financial statements for the three-month periods ended March 31, 1998 and 1999. Financial statements are included elsewhere in this Prospectus. Reference is made to the financial statements, and notes thereto, for a more detailed presentation of financial information.


                                     Period From               Year Ended December 31                       Three Months Ended
                                     May 27, 1994  --------------------------------------------       --------------------------
                                      to December                                                       March 31,    March 31,
                                           31,
                                          1994         1995        1996         1997         1998         1998         1999
                                       ----------   ----------  ----------   ----------   ----------   ----------   ----------
STATEMENT OF OPERATIONS DATA:
   Total Revenues...............              731        4,436     217,390      384,118      782,013      145,640      217,298

   Total Operating Expenses.....            5,253        5,759      72,004       36,304       76,648       18,162       28,904

   Provision for (Benefit From)
     Income Taxes...............                                   (20,000)     (13,000)      (7,000)          -0-          -0-
   Net Income (loss)............       $   (4,522)  $   (1,323) $  165,386   $  360,814   $  712,365   $  127,478   $  188,394
                                       ==========   ==========  ==========   ==========   ==========   ==========   ==========

   Income (loss) per Common
     Share .....................       $     (.23)  $     (.07) $      .79   $      .91   $      .86   $      .22   $      .16
     Share Weighted Average
     Shares Outstanding (1).....           20,000       20,000     209,072      398,160      825,176      591,640    1,160,225

   Dividends Declared ..........       $       -0-  $       -0- $   80,424   $  127,899   $  233,004   $  142,743   $  217,828

   Dividends Declared per Share.       $       -0-  $       -0- $  .240625   $   .25625   $     .225   $   .23125   $    .1875

                                                                  December 31
                                       -------------------------------------------------------------     March 31,     March 31,
                                          1994         1995        1996         1997         1998          1998          1999
                                       ----------   ----------  ----------   ----------   -----------   ----------   -----------
BALANCE SHEET DATA:
   Total Assets:................       $  210,278   $ 243,648   $3,414,977   $5,363,396   $10,266,327   $6,728,390   $11,172,758
                                       ==========   =========   ==========   ==========   ===========   ==========   ===========

   Liabilities and Shareholder's
   Equity:
     Accounts Payable...........       $   14,800   $  49,493   $    8,482   $   15,490   $    12,759   $  248,425        48,679
     Deferred Income............               -0-         -0-      45,930       78,428       114,180       69,473        22,963
     Dividends Payable..........               -0-         -0-      80,424      127,899       233,004      142,743       217,828
     Shareholder's Equity (net of
       deficit accumulated during
       development stage).......          195,478     194,155    3,280,141    5,141,579     9,906,384    6,251,276    10,779,095
                                       ----------   ---------   ----------   ----------   -----------   ----------   -----------
                                       $  210,278   $ 243,648   $3,414,977   $5,363,396   $10,266,327   $6,728,390   $11,172,758
                                       ==========   =========   ==========   ==========   ===========   ==========   ===========



-------------------------------------------------------

(1) Excludes 15,000 Shares which each Director and the President of the Advisor (7 individuals) have an option to purchase, at a price of $10.00 per share (See "MANAGEMENT--WARRANTS AND OPTIONS" AND "SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS").
-------------------------------------------------------------------------------

                                  RISK FACTORS

   AN INVESTMENT IN THE SHARES INVOLVES VARIOUS RISKS. IN ADDITION TO THE OTHER INFORMATION SET FORTH IN THE PROSPECTUS, INVESTORS SHOULD CONSIDER THE FOLLOWING FACTORS BEFORE MAKING A DECISION TO PURCHASE THE SHARES.

   THIS PROSPECTUS CONTAINS FORWARD-LOOKING INFORMATION. FORWARD-LOOKING INFORMATION MAY BE INDICATED BY WORDS SUCH AS "WILL," "MAY BE," "EXPECTS" OR "ANTICIPATES." ACTUAL RESULTS COULD DIFFER SIGNIFICANTLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT, IN PART, OF THE RISK FACTORS SET FORTH BELOW. PROSPECTIVE INVESTORS SHOULD BE AWARE OF THE FOLLOWING RISK FACTORS AND SHOULD CAREFULLY REVIEW THE INFORMATION AND FINANCIAL STATEMENTS AND NOTES THERETO CONTAINED ELSEWHERE IN THIS PROSPECTUS.

RISKS RELATED TO THE OFFERING

   BEST EFFORTS OFFERING. The Underwriter's obligation to sell the Shares requires only its best efforts to locate purchasers of the Shares on behalf of the Company. The Underwriting Agreement does not obligate the Underwriter to purchase any Shares. If less than all the Shares are sold during the Offering Period, then the Company will not have as much cash to lend to churches and other religious organizations. If less than all of the Shares are sold, then the Company's fixed operating expenses, as a percentage of gross income, would be higher with fewer assets in the Company's portfolio. Taxable income distributable to Shareholders would therefore be lower. In addition, the Company's assets invested would be less diversified which would increase the risk that an investor may not recoup his or her investment if the Company were liquidated.

   NO MINIMUM OFFERING. The Underwriting Agreement does not require that a minimum number of Shares be sold prior to the Company receiving proceeds from the sale of Shares. The Company will receive proceeds from the sale of Shares when and if they are sold.

RISKS RELATED TO THE COMPANY

   QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST. The Company operates as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial or administrative interpretations. Facts and circumstances not entirely within the Company's control may affect its ability to qualify as a REIT. If in any taxable year the Company failed to qualify as a REIT, then the Company would not be allowed a deduction for distributions to Shareholders in computing its taxable income. The Company would be subject to federal income tax on its taxable income at regular corporate rates. The Company would be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost. As a result, the funds available for distribution to the Company's shareholders would be reduced for each of the years involved. The Company intends to operate in a manner designed to qualify as a REIT. However, future economic, market, legal, tax or other consequences may cause the Company's Board of Directors to revoke the REIT election. See "FEDERAL INCOME TAX CONSEQUENCES."

   CONFLICTS OF INTEREST. The terms of certain transactions involving the formation of the Company and the Advisor, and the contractual relationship between them, were determined by inside (non-independent) directors and officers of the Company. The transactions were not negotiated at arm's length. These individuals own the Advisor and the Underwriter. These persons may have conflicts of interest in enforcing agreements between the Advisor or Underwriter and the Company. Fees will be paid to these companies pursuant to the terms of such agreements. Future business arrangements and agreements between the Company and the Advisor and its affiliates must be approved by the Board of Directors, including a majority of the Independent Directors. See "MANAGEMENT," "THE ADVISOR AND THE ADVISORY AGREEMENT," and "CONFLICTS OF INTEREST."

   EXPENSES OF OFFERING. Expenses incurred by the Company in connection with this Offering will reduce the assets of the Company that will be available for investment. The value of the Company's assets will have to appreciate significantly in order to offset these expenses.

   PRICE OF SHARES. The Underwriter and the Company determined the offering price of the Shares. The initial price is the same price paid by purchasers of the shares in the Company's two prior public offerings and by DRM Holdings, Inc., which purchased 20,000 Shares prior to the Company's initial public offering. The public offering price should not be considered an indication of the actual value of the Shares. See "PLAN OF DISTRIBUTION."

   LACK OF LIQUIDITY AND ABSENCE OF PUBLIC MARKET PRICE. There is no market for the Shares. It is unlikely that a market will develop. In addition, the market for REIT securities historically has been less liquid than other types of publicly-traded equity securities. The market value of the Shares at any given time may not be the same or higher than the public offering price. The market price could decline if the yields from other competitive investments exceed the actual dividends on the Shares. The common stock of the Company will not be listed on any exchange and will not be qualified for quotation on NASDAQ. The Shares may be presented to the Company for redemption (repurchase), but the Company is not required to purchase any Shares. See "DESCRIPTION OF CAPITAL STOCK-REPURCHASE BY THE COMPANY."

   CERTAIN RESTRICTIONS ON TRANSFER OF SHARES. The Articles of Incorporation and Bylaws of the Company prohibit a transfer of shares of Common Stock to any person who, as a result, would beneficially own shares in excess of 9.8% of the outstanding capital stock and allow the Company to redeem Shares held by any person in excess of 9.8% of the outstanding capital stock. These provisions may reduce market activity for the Shares and the opportunity for Shareholders to receive a premium for their shares from an investor attempting to purchase Shares in excess of 9.8% of the outstanding capital stock. See "DESCRIPTION OF CAPITAL STOCK."

RISKS RELATED TO MANAGEMENT

   LIMITED OPERATING HISTORY. The Company was established in 1994 and has a limited history of operating revenues. As a result, an investment in the Company carries with it those risks normally attendant to a new enterprise. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION" and "BUSINESS OF THE COMPANY."

   DEPENDENCE UPON ADVISOR. The Advisor manages the Company and selects its investments subject to general supervision by the Board of Directors and substantial compliance with the Company's lending policies. The Company is dependent upon the Advisor for most aspects of its business operations. The Company's success depends on the success of the Advisor in locating and negotiating the Company's loans. The loss of the services of the Advisor would likely have a material adverse effect upon its business operations. Among others, the Advisor performs the following services for the Company:

      - mortgage loan underwriting and servicing     - corporate management
      - marketing and advertising                    - bookkeeping
      - generation and follow-up of business leads   - filing reports with state, federal,
      - maintaining business relationships             tax and other regulatory authorities
      - maintaining "goodwill"                       - reports to Shareholders

Shareholders' right to participate in management of the Company is generally limited to the right to elect Directors. No person should purchase Shares unless the person is willing to entrust the management of the Company to the Advisor and the Board of Directors. See "THE ADVISOR AND THE ADVISORY AGREEMENT," "CONFLICTS OF INTEREST" and "MANAGEMENT."

   CONFLICTS OF INTEREST. Affiliations and conflicts of interests exist among the Officers and Directors of the Company and Officers and Directors of the Advisor and the Underwriter. The Advisor and the Underwriter are affiliated by virtue of their common ownership. An Officer and Director of the Company and some of the Officers and Directors of the Advisor are involved in the church financing business through their affiliations with the Underwriter. The Underwriter underwrites first mortgage bonds for churches. If the Company diversifies its portfolio through the purchase of first mortgage bonds issued by churches, it likely will purchase the bonds through the Underwriter in its capacity as underwriter for the issuing church, or as broker or dealer on the secondary market. In such event, the Underwriter would receive commissions (paid by the issuing church) on original issue bonds, or "mark-ups" in connection with any secondary transactions. If the Company sells church bonds in its portfolio, the bonds will be sold through the Underwriter, and the Underwriter would realize income in connection with such transaction.

   The Company's Bylaws limit the amount of all commissions, mark-downs or mark-ups paid to the Underwriter. Business dealings between the Company and the Advisor and its affiliates also must be approved by a majority of the Board of Directors, including a majority of the Company's Independent Directors. Principals of the Company and the Advisor may receive a benefit in connection with transactions involving the Company due to their affiliation with the Underwriter. See "CONFLICTS OF INTEREST."

   RISKS RELATED TO LOAN VALUATION AND ADVISOR EXPENSES. Appreciation or depreciation of the value of mortgage loans or first mortgage bonds is beyond the control of the Company and the Advisor. A direct investment by a potential investor in mortgage loans or first mortgage bonds may avoid costs incurred by the Company. Until a market develops for the Company's securities it may be impossible for an investor to recoup his or her investment. See "USE OF PROCEEDS" AND "PLAN OF DISTRIBUTION."

   POTENTIAL ADVERSE EFFECT OF BORROWING ON CASH FLOW. The Company may borrow funds to assure its capacity to make loans on a continual basis. Lending borrowed funds is subject to greater risks than in unleveraged lending, although it offers the potential of greater returns on investment. The financing costs associated with lending borrowed funds would impact the Company's cash flow, including its ability to pay dividends. Financing costs must be paid regardless of whether the Company has sufficient revenue from operations. The Company's assets (primarily its mortgage loan portfolio) would be assigned to a bank as collateral for any such loan. The Company does not currently intend to borrow against cash flow, and the Company's Bylaws prohibit the Company from borrowing more than 50% of the value of its Average Invested Assets. See "BUSINESS OF THE COMPANY - FINANCING POLICIES."

   DIVIDENDS DEPENDENT UPON BUSINESS OPERATIONS. Payment of dividends will be affected by cash available for distribution, results of operations, economic conditions, applicable state law, advisory fees, and other facts and circumstances. The Company intends to deploy proceeds from Share sales during the Offering as rapidly yet prudently as possible, in order to generate the best possible yields to Shareholders. The proceeds from the sale of the Shares may be held in relatively low-yield secure investments pending application to fund loans made by the Company. The yield generated by such capital, and, thus, dividends (if any) to Shareholders could be less than may be expected once the Company invests funds raised in this offering. The Company cannot assure that it will be able to make distributions or the amount of any distribution if made. See "DISTRIBUTIONS."

RISKS RELATED TO MORTGAGE LENDING

   IN GENERAL. Mortgage lending and demand for the Company's services involves various risks, many of which are unpredictable and beyond the control and foresight of management of the Company and the Advisor. It is not possible to identify all potential risks associated with mortgage lending. Some of the more common risks encountered can be summarized as follows:

      - low demand for mortgage loans                 - availability of financing and competitive
      - changes in the level of consumer confidence     conditions
      - availability of credit-worthy borrowers       - general and local economic conditions
      - national and local economic conditions        - factors affecting specific borrowers
      - demographic and population patterns           - interest rate fluctuations
      - zoning regulations                            - losses associated with default, foreclosure of a
      - taxes                                           mortgage, and sale of the mortgaged property
      - interest rate fluctuations                    - state and federal laws and regulations
      - bankruptcy or insolvency of a borrower

   RISK OF SECOND MORTGAGE LOANS. The Company's financing policies allow it to fund second mortgage loans. The principal amount of such loans may not exceed 20% of the Company's Average Invested Assets. Second mortgage loans entail more risk than first mortgage loans, as foreclosure of senior indebtedness or liens could extinguish the Company's mortgage.

   RISK OF FIXED-RATE DEBT. Fixed-rate debt obligations carry certain risks. A general rise in interest rates could make the yield to the Company on a particular mortgage loan lower than prevailing rates. This could negatively affect the value of the Company and consequently the Shares. Neither the Company nor the Advisor can predict changes in interest rates. They will attempt to reduce this risk by maintaining a balanced portfolio of short, medium and longer-term mortgage loans and through offering variable or otherwise adjustable rate loans to borrowers.

   COMPETITION. The mortgage banking industry is highly competitive. The Company competes with a wide variety of investors, including banks, savings and loan associations, insurance companies, pension funds and fraternal organizations, which may have investment objectives similar to those of the Company. Many competitors have greater financial resources, larger staffs and longer operating histories than the Company, and thus may be a more attractive lender to potential borrowers. The Company intends to compete by limiting its business "niche" to lending to churches and other non-profit religious organizations, offering loans with competitive and flexible terms, and emphasizing the expertise of the Company in the specialized industry segment of lending to churches and other non-profit religious organizations.

   INTEREST RATE FLUCTUATIONS. Prevailing market interest rates impact borrower decisions to obtain new loans or to refinance existing loans, possibly having a negative effect upon the Company's ability to originate mortgage loans. Fluctuations in interest rates may cause the value of the Shares to fluctuate unpredictably. If interest rates decrease and the economic advantages of refinancing mortgage loans increase, then prepayments of higher interest mortgage loans in the Company's portfolio would likely reduce the portfolio's overall rate of return (yield).

   GOVERNMENT REGULATION. The Company believes it is not subject to any specific government regulations affecting its business. However, there can be no assurance that this is the case. The Company may be required, or determine, to register, become licensed, or otherwise qualify to do business in various states. Compliance with government regulation could increase the Company's cost of doing business and reduce its overall profitability.

RISKS RELATED TO MORTGAGE LENDING TO CHURCHES

   SOURCE OF CHURCH REVENUES. Churches rely on member contributions for their primary source of income. Member contributions are used to repay loans made by the Company. The membership of a church or the per capita contributions of its members may not increase or remain constant after a loan is funded. A decrease in a church's income could result in its inability to pay its obligation to the Company.

   DEPENDENCE UPON PASTOR. A church's senior pastor often plays an important role in the management, spiritual leadership and continued viability of that church. A senior pastor's absence, resignation or death could have a negative impact on a church's operations, and thus its continued ability to generate revenues sufficient to service its obligations to the Company. The Advisor may require a borrower to maintain Key-Man life insurance policies on its senior pastor and successors for the term of the loan. See "BUSINESS OF THE COMPANY--FINANCING POLICIES."

   VALUE OF MORTGAGE COLLATERAL--LIMITED/RESTRICTED/SINGLE-USE. Loans made by the Company will be secured principally by first mortgages upon the real estate and improvements owned or to be owned by churches and other religious and non-profit organizations. Although the Company will require an appraisal of the premises as a pre-condition to making a loan, the appraised value of the premises cannot be relied upon as being the actual amount which might be obtained in the event of a default by the borrower. The actual liquidation value of church, school or other institutional premises could be adversely affected by, among other factors: (i) its single-use or limited use nature;
(ii) the availability on the market of similar properties; (iii) the availability and cost of financing, rehabilitation or renovation to prospective buyers; and (iv) the length of time the seller is willing to hold the property on the market.

   EXPENSES OF FORECLOSURE. If the Company forecloses its mortgage and takes legal title to the real estate, real estate taxes could be levied and assessed against the property. The property may also incur operating expenses. These expenses would be the financial responsibility of the Company, and could be substantial in relation to the Company's prior loan if the Company cannot readily dispose of the property. Such expenses could prevent the Company from recovering the value of its loan in the event of foreclosure.

POTENTIAL LIABILITY UNDER ENVIRONMENTAL LAWS

   Under federal, state and local laws and regulations, an owner of real property or a secured lender (such as the Company) may be liable for the costs of removal or remediation of certain hazardous or toxic substances and other costs (including government fines and injuries to persons and adjacent property). Liability may be imposed whether or not the owner or lender knew of, or was responsible for, the presence of hazardous or toxic substances. The costs of remediation or removal of hazardous or toxic substances, or of fines for personal or property damages, may be substantial and material to the Company's business operations. The presence of hazardous or toxic substances, or the failure to promptly remediate such substances, may adversely affect the Company's ability to resell real estate collateral after foreclosure or could cause the Company to forego foreclosure. This is a changing area of the law. The courts have found both in favor and against lender liability in this area under various factual scenarios.

RISKS RELATED TO FEDERAL INCOME TAXATION

   The Company operates as a real estate investment trust under the Internal Revenue Code. The Company has not sought, nor does it intend to seek, a ruling from the Internal Revenue Service with respect to its qualification as a REIT. The Company may not continue to qualify as a REIT. As a REIT, the Company is allowed a deduction for dividends paid to its Shareholders in computing its taxable income. This treatment substantially eliminates the "double taxation" of earnings.

   To qualify as a REIT, the Company must meet certain share ownership, income, asset and distribution tests. In order to maintain its status as a REIT, the Company must satisfy Code requirements on a continuing basis. No assurance can be given that the Company will at all times satisfy these tests. Further, the requirements for a REIT may substantially affect day-to-day decision-making by the Advisor. The Company may be forced to take action it would not otherwise take or refrain from action which might otherwise be desirable in order to maintain its REIT status.

   If the Company fails to qualify as a REIT in any taxable year, any previous election by the Company to be taxed as a REIT would generally terminate. The Company may be unable to elect to be taxed as a REIT until the fifth year after the disqualification. Failure of the Company to meet the qualification tests would cause the Company to be taxed as a regular corporation. Distributions to its Shareholders would not be deductible by the Company in computing its taxable income. The payment of any tax by the Company resulting from its disqualification as a REIT would reduce the funds available for distribution to Shareholders or for investment. Shareholder distributions made in anticipation of the Company's qualifying as a REIT could force the Company to borrow funds or to liquidate loans or investments in order to pay taxes. If the Company has significant charges to its cash flow which are not deductible in determining its REIT taxable income, such as principal payments on loans, it may be required to distribute amounts in excess of its available cash in order to maintain its qualification as a REIT. See "FEDERAL INCOME TAX CONSEQUENCES."

EFFECT OF FUTURE CHANGES IN TAX LAWS

   The discussion in this Prospectus of the tax treatment of the Company as a REIT and the tax effect on Shareholders is based on existing provisions of the Internal Revenue Code, existing and proposed regulations, existing administrative interpretations and existing court decisions. New legislation, regulations, administrative interpretations or court decisions may significantly change the tax laws. Therefore, treatment of a REIT or the consequences of an investment in the Company may vary substantially from the treatment described in this Prospectus. A change in tax laws may apply retroactively.

                                 WHO MAY INVEST

   An investment in the Shares involves certain risks and is suitable only as a long-term investment for persons of financial means who have no immediate need for liquidity in their investment. Shares will be sold only to persons who purchase a minimum of 250 Shares ($2,500) or IRAs and qualified plans which purchase a minimum of 200 Shares ($2,000). The Company has established financial suitability standards for investors who purchase Shares. These standards require investors to have either: (i) a minimum annual gross income of $45,000 and a net worth (exclusive of home, home furnishings and automobiles) of $45,000; or (ii) a net worth (determined with the foregoing exclusions) of $150,000. Suitability standards may be higher in some states. By executing the Subscription Agreement relating to the Shares, by tendering payment for Shares and by acceptance of the purchase or delivery of the Shares, an investor represents that it satisfies any applicable suitability standards.

   Each Soliciting Dealer will, by completing the Subscription Agreement, acknowledge its determination that the Shares are a suitable investment for the investor, and will be required to represent and warrant compliance with applicable laws requiring suitability of the Shares as an investment for the subscriber. The Company will coordinate the processes and procedures utilized by the Underwriter and Soliciting Dealers and, where necessary, implement additional reviews and procedures deemed necessary to assure the adherence by registered representatives to the suitability standards.

   MASSACHUSETTS INVESTORS ONLY: The Company may not complete a sale of the Shares until five days after the investor has received a Prospectus, and an investor may receive a refund of his or her investment within five days after subscribing if the investor received a Prospectus only at the time of subscription.

                                 USE OF PROCEEDS

   The following represents the Company's current estimate of the use of the gross offering proceeds from the sale of the Shares, assuming the sale of all the offered Shares.

                                                  Dollar Amount          Percent
                                                  -------------          -------
     Gross Offering Proceeds(1):                   $15,000,000           100.00%
     Less Expenses:
       Selling Commissions(2)                          892,500            5.950
       Underwriter's Expense Allowance(3)              133,000             .886
       Offering Expenses(4)                             70,000             .466
                                                   -----------           ------

     Total Public Offering-Related Expenses          1,095,500            7.302
                                                   -----------           ------

     Amount Available for Investment(5)            $13,904,500           92.698%
                                                   ===========           ======

----------------------

(1) All of the Shares of Common Stock are being offered by the Company on a "best efforts" basis through the Underwriter. There is no assurance that any Shares will be sold. See "PLAN OF DISTRIBUTION."

(2) The Company will pay the Underwriter a selling commission equal to 5.95% of the gross offering proceeds, any portion of which may be re-allowed to Soliciting Dealers. See "COMPENSATION TO ADVISOR AND AFFILIATES" AND "PLAN OF DISTRIBUTION."

(3) The Company will pay the Underwriter a non-accountable expense allowance of up to $133,000 (assuming all the Shares are sold). Of this, $35,000 is payable upon the sale of 100,000 Shares, the balance of $98,000 is payable ratably in the sum of $7,000 per 100,000 Shares sold in the offering. See "COMPENSATION TO ADVISOR AND AFFILIATES" AND "PLAN OF DISTRIBUTION."

(4) These figures are the Company's best estimates of the legal, accounting, printing, filing fees and other expenses attendant to this Offering, all of which have been or will be paid to independent professional and service providers. See "PLAN OF DISTRIBUTION."

(5) The Amount Available for Investment, in addition to other current cash resources of the Company, if any, will be available for use in the Company's business of mortgage lending. Aside from fees of the Advisor, substantially all of the net proceeds from the sale of the Shares will be used to fund the Company's business of making mortgage loans to churches and other non-profit religious organizations and purchasing first mortgage bonds issued by churches. Pending application of the proceeds as outlined above, the net proceeds of this Offering will be invested in Permitted Temporary Investments. The Company may also use any existing current cash resources to establish a working capital reserve. See "BUSINESS OF THE COMPANY."

                    COMPENSATION TO ADVISOR AND AFFILIATES

     This table discloses all the compensation the Advisor and its Affiliates can receive either directly or indirectly. In accordance with applicable state law, the total of all acquisition fees and expenses paid by the Company in connection with its business shall in no event exceed an amount equal to 6% of the amount loaned, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being commercially competitive, fair and reasonable to the Company. The Total Operating Expenses of the Company cannot (in the absence of a satisfactory showing to the contrary) in any fiscal year exceed the greater of: (a) 2% of the Average Invested Assets; or
(b) 25% of its Net Income for the year. The Independent Directors may, upon a finding of unusual and nonrecurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year. The Company's Annual Report will provide Shareholders with an explanation of the factors considered in approving any such additional expenses. See "REPORTS TO SHAREHOLDERS." There are certain additional restrictions on expenses that will be borne by the Company.

                                                    ADVISOR COMPENSATION
                                                    --------------------
ITEM OF COMPENSATION              RECIPIENT                             AMOUNT OR METHOD OF COMPENSATION
--------------------              ---------                             --------------------------------
OFFERING AND
ORGANIZATIONAL
STAGE:

Warrants/                          Advisor           Options to President of Advisor to purchase 15,000 Shares at an exercise
Options (1)                                          price of $10.00 per share; annual options to President of Advisor to purchase 3,000 Shares at a purchase price equal to the fair market value on the date of grant.

OPERATING STAGE:

Advisory Fee (2)                   Advisor           1.25% annually, paid monthly, of the Average Invested Assets of the Company.
                                                     The Advisor received Advisory Fees in the amount of $11,825 for the year ended December 31, 1996, $17,545 for the year ended December 31, 1997 and
                                                     $52,944 for the year ended December 31, 1998. The Advisor received no
                                                     Advisory Fees prior to April 15, 1997. The Company cannot estimate the total amount of Advisory Fees to be payable to the Advisor, but assuming all of the
                                                     Shares are sold and the Company's Average Invested Assets were $26,000,000, the Advisory Fee would be $325,000 per year.

Acquisition                        Advisor           In connection with mortgage loans made by the Company, borrowers may be
Fees/Expenses                                        required to pay expenses to the Advisor for various closing and other loan-related expenses, such as accounting fees and appraisal fees paid by the
                                                     Advisor to independent service providers, and other costs. Payments made by the borrower in excess of costs may be retained by the Advisor, but the
                                                     Company's Bylaws limit the total of all Acquisition Fees and Acquisition
                                                     Expenses to a reasonable amount and in no event in excess of six percent (6%)
                                                     of the funds advanced to the borrower.

Advisor Loan                       Advisor           One-half of the origination fees collected from the borrower at closing in
Origination Fee                                      connection with each mortgage loan made by the Company, payable when and only if an origination fee is charged and collected. The Advisor received origination fees in the amount of $52,855 for the year ended December 31,
                                                     1996, $43,980 for the year ended December 31, 1997, and $76,090 for the year ended December 31, 1998. The Advisor received no origination fees prior to
                                                     April 15, 1997. The Company cannot estimate the total amount of Advisor Loan origination fees that may be realized by the Advisor, but assuming all of the
                                                     Shares are sold and the Company invested in a one year period net proceeds of
                                                     $14,000,000 in mortgage loans with an average origination fee of 4%, the Loan origination fees payable to the Advisor in such year would be $280,000. As loans made by the Company mature or are otherwise repaid, the Company may make new loans to borrowers. Loan origination fees would be payable to the
                                                     Advisor in connection with these loans.

                                                   AFFILIATE COMPENSATION
                                                   ----------------------
ITEM OF COMPENSATION               RECIPIENT                             AMOUNT OR METHOD OF COMPENSATION
--------------------               ---------                             --------------------------------
OFFERING AND
ORGANIZATIONAL
STAGE:

Commissions on the Sale           Underwriter        5.95% of the gross proceeds from the sales of the Shares.  The Underwriter
of Shares in this                                    may re-allow all or a portion of this amount to other participating
Offering                                             broker-dealers who are members of the National Association of Securities
                                                     Dealers, Inc. See "Plan of Distribution."

Non-Accountable Expense           Underwriter        The sum of $35,000 paid upon the sale of the first 100,000 Shares in
Allowance Relating                                   this Offering, with an additional $98,000 payable ratably based on
to the sale of                                       the number of Shares sold thereafter, to cover the Underwriter's costs
Shares in this                                       and expenses relating to the sale of the Shares in this Offering.
Offering (3)                                         See "Plan of Distribution."

Warrants/Options(1)               Directors/         Options to purchase 105,000 (aggregate) Shares at an exercise price of $10.00
                                  Advisor            per share; annual options to Directors and President of the Advisor to purchase 3,000 Shares at a purchase price equal to the fair market value on the date of grant.

OPERATING STAGE:

Commissions and Expenses on       Underwriter        Customary mark-ups and mark-downs on first mortgage church bonds
First Mortgage Bonds                                 purchased and sold by the Company through the Underwriter on the secondary
Purchased (4)                                        market, and commissions earned by the Underwriter on church bonds purchased by the Company in the primary market.

----------------------------------------------------------

    (1) The Company issued options to six directors of the Company and the President of the Advisor to purchase up to 15,000 Shares each at an exercise price of $10.00 per share. These options may be exercised in limited amounts and expire ratably over five years beginning on November 15, 1999. See "MANAGEMENT -- WARRANTS AND OPTIONS."

    (2) The Advisory Fee is intended to compensate the Advisor for its services to the Company in that capacity and for associated expenses it incurs. It does not include the excess, if any, of funds retained by the Advisor received from borrowers for prepayment of loan application and closing fees. A majority of the Independent Directors may determine not to defer such advisory fees or may determine to accelerate any deferred advisory fees if it is determined that such payment will not jeopardize the Company's ability to pay cash dividends, create cash flow problems or violate applicable state law. The Company may terminate the Advisory Agreement for any reason upon 60 days written notice. See "CONFLICTS OF INTEREST - COMPENSATION" for a discussion of the conflicts associated with different fees payable to the Advisor for different types of transactions and "DISTRIBUTIONS" for a discussion of the Company's dividend policy.

    (3) Organization and Offering Expenses paid in connection with the Company's formation or the distribution of its Shares must be reasonable and may in no event exceed an amount equal to 15% of the proceeds raised in an offering. See "PLAN OF DISTRIBUTION." The Underwriter is affiliated with the Advisor and a director and officer of the Company by virtue of the common ownership of the Underwriter by DRM, Holdings, Inc., which is owned by Messrs. Reinhart and Myers, who together with Mr. Davis, are also shareholders of the Advisor. See "MANAGEMENT" and "CONFLICTS OF INTEREST."

    (4) The underwriting commission in respect of any bonds purchased by the Company in an initial primary distribution of such bonds will be paid by the issuer of the bonds and not by the Company. The Company may purchase first mortgage bonds from the Underwriter on the secondary market, in which event the Company will pay to the Underwriter customary mark-ups on a basis no more or less favorable than charged by the Underwriter to its other customers in arms-length transactions. Likewise, first mortgage bonds owned by the Company may be sold by the Underwriter on the Company's behalf, in which event the Underwriter will charge a customary mark-down. Principals of the Company and the Advisor may receive a benefit in connection with such transactions due to their affiliation with the Underwriter. The Underwriter is primarily engaged in the business of underwriting, marketing and selling of first mortgage bonds for churches. See "THE ADVISOR AND THE ADVISORY AGREEMENT -- PRIOR PERFORMANCE OF ADVISOR AND AFFILIATES."

                             CONFLICTS OF INTEREST

     The Company is subject to various conflicts of interest arising from its relationship with the Advisor, its affiliates (V. James Davis, Philip J. Myers and David G. Reinhart) and the Underwriter. The Advisor, its affiliates and the Directors of the Company and the Advisor are not restricted from engaging for their own accounts in business activities of the type conducted by the Company. These individuals have been engaged in the business of church financing for approximately 41 years collectively. Occasions may arise when the interests of the Company would be in conflict with those of one or more of the Directors, the Advisor or their affiliates. The Directors of the Company, of which a majority are independent, will endeavor to exercise their fiduciary duties to the Company in a manner that will preserve and protect the rights of the Company and the interests of the Shareholders in the event any conflicts of interest arise between the Company and the Advisor or its affiliates. Any transactions between the Company and any director, the Advisor or any of their affiliates, other than the purchase or sale, in the ordinary course of the Company's business, of church bonds from or through the Underwriter, will require the approval of a majority of the Directors who are not interested in the transaction.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     The Advisor and its affiliates may receive compensation from the Company for providing services. The Company's Board of Directors will have the responsibility to ensure that such services are provided on terms no less favorable to the Company than the Company could obtain from unrelated persons or entities and are consistent with the Company's investment objectives and policies. The Underwriter may receive commissions from transactions by the Company in church bonds even though not paid by the Company. See "COMPENSATION TO ADVISOR AND AFFILIATES" and "THE ADVISOR AND THE ADVISORY AGREEMENT."

COMPENSATION TO THE ADVISOR AND CONFLICTS OF INTEREST

     The Advisor will receive an annual advisory fee equal to a 1.25% of the Average Invested Assets of the Company. See "COMPENSATION TO ADVISOR AND AFFILIATES." The fee is payable whether or not any mortgage loan is made or held on a basis that is advantageous to the Company. The Advisor will receive fees in connection with the Company's mortgage lending business based upon a percentage of the amount paid by a mortgage borrower as "points," or origination fees, at the outset or renewal of each mortgage loan made by the Company. Accordingly, a conflict of interest could arise since, depending upon the circumstances, the retention, acquisition or disposition of a particular loan could be advantageous to the Advisor, but detrimental to the Company, or vice-versa. Because origination fees are payable upon the closing of the loan or its renewal, and the amount is dependent upon the size of the mortgage loan, the Advisor may have a conflict of interest in negotiating the terms of the loan and in determining the appropriate amount of indebtedness to be incurred by the borrower. See "BUSINESS OF THE COMPANY--LENDING POLICIES."

     In resolving conflicts of interest, the Board of Directors has a fiduciary duty to act in the best interests of the Company as a whole. The Company and the Advisor believe that it would not be possible, as a practical matter, to eliminate these potential conflicts of interest. However, the Advisory Agreement must be renewed annually by the affirmative vote of a majority of the Independent Directors. Any conflict will be resolved by a majority of the Independent Directors, who may determine not to renew the Advisory Agreement if they determine that the Advisor is not satisfactorily performing its duties. In connection with the performance of their fiduciary responsibilities, the existence of such possible conflicts will be only one of the factors for the Directors to consider in determining the appropriate action to be taken by the Company. See "MANAGEMENT," "COMPENSATION TO ADVISOR AND AFFILIATES" and "THE ADVISOR AND THE ADVISORY AGREEMENT."

COMPETITION BY THE COMPANY WITH AFFILIATES

     Any Director or Officer may have personal business interests, and may engage in personal business activities, which may include the acquisition, syndication, holding, management, development, operation or investment in, for his own account or for the account of others, interests in entities engaged in the church lending business and any other business. Any Director or officer may have an interest in an entity engaged to render advice or services to the Company, and may receive compensation from such entity in addition to compensation as director, officer or otherwise of the Company.

     The Underwriter is engaged in the same market segment as the Company, i.e., providing financing to churches and other not-for-profit religious organizations. Therefore, a conflict could arise if the Underwriter were to pursue and secure a lending opportunity otherwise available to the Company. However, the average size of first mortgage bond financings undertaken by the Underwriter is approximately $1.45 million, with $1,000,000 being its stated (but not required) minimum financing. The Company focuses on financings ranging from $100,000 to $1,000,000 in size. Although the Underwriter and the Advisor will share employees, facilities and some marketing efforts, conflicts of interest between them likely will be reduced by virtue of the targeted size of loans pursued by each. The Advisor and the Company have agreed that financing prospects of less than $1,000,000 will be first directed to the Company for consideration. If the Company determines that the loan is not suitable or has insufficient funds to make the loan, or if the prospective borrower independently declines to accept the lending terms offered by the Company, then the Underwriter or its affiliates will have the opportunity to provide financing to that prospective borrower.

     Neither the Advisor nor its Affiliates are prohibited from providing the same services to others, including competitors. These relationships may produce conflicts in the Advisor's and its Affiliates' allocation of time and resources among various projects. The Advisor and its affiliates believe they have sufficient personnel to discharge their responsibilities to the Company. See "MANAGEMENT."

NON ARM'S-LENGTH AGREEMENTS

     Many agreements and arrangements between the Company and the Advisor or their affiliates, including those relating to compensation, were not negotiated at arm's-length. Such conflicts or potential conflicts will be mitigated by the following factors: (i) the Company intends to be in substantial compliance with the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. ("NASAA") which has a specific limitation on certain fees and on the amount of the Company's operating expenses, including compensation to the Advisor; (ii) the Advisor intends to structure its business relationships so as to be competitive with other programs in the marketplace; and (iii) the agreements and arrangements are subject to approval by a majority of the Company's Independent Directors.

LACK OF SEPARATE REPRESENTATION

     The Company, the Advisor and the principals of the Company and Advisor are not represented by separate legal counsel. The Company is represented by the law firm of Maun & Simon, PLC, Minneapolis, Minnesota, which has also acted and will continue to act as counsel to the Company and various affiliates of the Advisor with respect to other matters.

SHARED OPERATIONS FACILITIES

     The Company's operations are located in the leased offices of the Underwriter, American Investors Group, Inc., in Minnetonka (Minneapolis), Minnesota. The Company expects to continue to be housed in these or similar leased premises along with the Underwriter and its affiliates. The Company is not separately charged for rent or related expenses. The Advisor includes these expenses in the Advisory Fee. The office building is owned by the Underwriter's affiliates.

                                 DISTRIBUTIONS

     The Company intends to distribute to Shareholders at least 95% of the Company's "real estate investment trust taxable income." Annual distributions will be estimated for the first three quarters of each fiscal year and adjusted annually based upon the Company's audited year-end financial report. Cash available for distribution to Shareholders will be derived primarily from the interest portion of monthly mortgage payments from borrowers, but will also include the following items:

        - origination and other fees paid to the Company by borrowers in connection with such loans
        - interest income from mortgage-backed securities issued by churches and other non-profit religious organizations purchased and held by the Company for investment purposes
        - earnings on any Permitted Temporary Investments made by the Company

Payments during the first three quarters of each fiscal year may be comprised in part of "deferred income." The total annual distribution will be comprised only of "taxable income." In order to qualify for the beneficial tax treatment afforded real estate investment trusts by the Internal Revenue Code, the Company is required to pay dividends to holders of its Shares in annual amounts which are equal to at least 95% of the Company's "real estate investment trust taxable income." All dividends will be paid by the Company at the discretion of the Board of Directors and will depend on the following factors:

        - earnings and financial condition of the Company
        - maintenance of real estate investment trust status
        - funds available for distribution
        - results of operations
        - limitations imposed by applicable state laws
        - economic conditions
        - other factors the Board of Directors deems relevant


     During the distribution of Shares in this Offering, dividends paid to each investor in any quarter (and year) will be pro-rated based on the number of days in such quarter (or year) the Shares were issued and outstanding. The proceeds from the sale of the Shares will be held in money market funds, U.S. government treasury obligations and similar Permitted Temporary Investments pending application of such proceeds by the Company. The relative yield generated by such capital during this period, and, thus, dividends (if any) to Shareholders could be less than they are expected to be once the Company has fully invested its capital in accordance with its business plan.

     As of March 31, 1999, the Company had deployed approximately $10,315,193 in net proceeds from the sale of Shares in its first two public offerings, pre-existing capital and reinvested dividends in accordance with its investment and operating strategy into loans. The Company began making regular quarterly distributions to its Shareholders for the period of operations ended June 30, 1996. Distributions to date, and the annualized effective yield represented by such distributions are as follows:

---------------------------------------------------------------------------------------------------
                                                            Dollar Amount          Annualized Yield
       For Quarter Ended:              Distribution          Distributed               Per Share
                                          Date:             Per Share(2):            Represented:
---------------------------------------------------------------------------------------------------
            June 30, 1996              July 30, 1996           $.1927(1)                9.250%
---------------------------------------------------------------------------------------------------
       September 30, 1996           October 30, 1996            .23125                  9.250%
---------------------------------------------------------------------------------------------------
        December 31, 1996           January 30, 1997            .240625                 9.625%
---------------------------------------------------------------------------------------------------
           March 31, 1997             April 30, 1997            .225                    9.000%
---------------------------------------------------------------------------------------------------
            June 30, 1997              July 30, 1997            .22875                  9.150%
---------------------------------------------------------------------------------------------------
       September 30, 1997           October 30, 1997            .2375                   9.500%
---------------------------------------------------------------------------------------------------
        December 31, 1997           January 30, 1998            .25625                 10.250%
---------------------------------------------------------------------------------------------------
           March 31, 1998             April 30, 1998            .23125                  9.250%
---------------------------------------------------------------------------------------------------
            June 30, 1998              July 30, 1998            .23125                  9.250%
---------------------------------------------------------------------------------------------------
       September 30, 1998           October 30, 1998            .2125                   8.500%
---------------------------------------------------------------------------------------------------
        December 31, 1998           January 30, 1999            .225                    9.000%
---------------------------------------------------------------------------------------------------
           March 31, 1999             April 30, 1999            .1875                   7.500%
---------------------------------------------------------------------------------------------------

(1)  Represents a 75 day operating quarter (April 15 to June 30, 1996)
(2) Distributions for the first three quarters of a year may exceed accumulated earnings and profits at such date. However, the annual cumulative dividends for each year are not intended to exceed annual earnings and profits.

    The Company intends to ameliorate low yields during the deployment of new capital by (i) collecting from borrowers an origination fee at the time a loan is made (of which one-half is paid directly to the Advisor as additional compensation), and (ii) timing its lending activities to coincide as much as possible with sales of the Shares. There can be no assurance that these strategies will improve current yields to Shareholders. See "BUSINESS OF THE COMPANY." The portion of any dividend that exceeds the Company's earnings and profits will be considered a return of capital and will not currently be subject to federal income tax to the extent that such dividends do not exceed a Shareholder's basis in the Shares. See "FEDERAL INCOME TAX CONSEQUENCES--TAXATION Of THE COMPANY'S SHAREHOLDERS."

    Funds available to the Company from the repayment of principal of loans made by the Company, or from sale or other disposition of any properties or other investments, may be reinvested by the Company, rather than distributed to the Shareholders. The Company can "pass through" the capital gain character of any income generated by computing its net capital gains and designating a like amount of its distribution to Shareholders as capital gain dividends. The distribution requirement to maintain qualification as a real estate investment trust does not require distribution of net capital gains, if generated. Thus, the Company has a choice of whether to distribute any such gains. Undistributed net capital gains will be taxable to the Company. The Board of Directors, including a majority of the Independent Directors, will determine whether and to what extent the proceeds of any disposition of property will be distributed to Shareholders. See "BUSINESS OF THE COMPANY--INVESTMENT OBJECTIVES FOR MORTGAGE LOANS, INVESTMENT AND CERTAIN OTHER POLICIES."

    The Company has a dividend reinvestment plan which allows Shareholders to reinvest their dividends in Shares of Common Stock of the Company. Under the Plan, the dividends due participating Shareholders are deposited directly with Gemisys Corporation, Englewood, Colorado ("Gemisys"), which combines the purchases of all participating Shareholders. There are no brokerage fees or service charges incurred by Shareholders, although any brokerage fees paid by the Company are treated as dividend income to the participating Shareholder. Shares held on behalf of a Shareholder by Gemisys will be voted in the same way as the Shareholder votes by regular proxy sent by the Company or by separate proxy sent by Gemisys. Shareholders can also invest additional amounts, subject to certain minimums and maximums, on a regular basis or from time to time and can terminate participation in the dividend reinvestment plan at any time. See "DESCRIPTION OF CAPITAL STOCK--DIVIDEND REINVESTMENT PROGRAM."

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Company as of March 31, 1999. See "USE OF PROCEEDS" and "FINANCIAL STATEMENTS."

                                                                        March 31, 1999
                                                                        --------------
     Long Term Debt....................................................   $     - 0 -

     Shareholder's Equity(1)
       Common Stock, $.01 par value per share; 30,000,000
         shares authorized; issued and outstanding 1,183,879 shares....        11,839

     Additional Paid-In Capital .......................................   $10,874,383

     Accumulated Deficit...............................................      (107,127)

     Total Shareholder's Equity........................................   $10,779,095
                                                                          -----------

       Total Capitalization............................................   $10,779,095

-------------------------------------------------------

(1) Excludes 15,000 Shares which each Director and the President of the Advisor (7 individuals;105,000 in the aggregate) have an option to purchase at a price of $10.00 per share, See "MANAGEMENT--WARRANTS AND OPTIONS," "SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS," AND "PLAN OF DISTRIBUTION."

                              SELECTED FINANCIAL DATA

     The selected financial data presented below is derived from the Company's audited financial statements at and for the years ended December 31, 1994, 1995, 1996, 1997 and 1998, and from the Company's interim unaudited financial statements for the three-month periods ended March 31, 1998 and 1999. The financial statements are included elsewhere in this Prospectus. Reference is made to the financial statements, and notes thereto, for a more detailed presentation of financial information.

                                     Period From
                                     May 27, 1994                                                        Three Months Ended
                                     to December           Year Ended December 31                     -----------------------
                                        31,       -------------------------------------------------    March 31,    March 31,
                                       1994           1995         1996         1997         1998        1998         1999
                                    ---------     ----------   ----------   ----------   ----------   ----------   ----------
STATEMENT OF OPERATIONS DATA:
Revenues
  Interest Income Loans.........    $     -0-     $      -0-   $  152,259   $  343,695   $  655,219   $  131,755   $  164,508
  Interest Income Other.........          731          4,436       20,729       24,519       76,444        8,281       44,688
  Capital Gains Realized........          -0-            -0-          -0-        4,298        9,138        1,194        1,460
  Origination Income............          -0-            -0-        6,925       11,482       40,338        4,383        6,536
  Income Other Sources..........          -0-            -0-          -0-          124          874           27          106
  Escrow Interest Income........          -0-            -0-       37,477          -0-          -0-          -0-          -0-
                                    ---------     ----------   ----------   ----------   ----------   ----------   ----------
Total Revenues                            731          4,436      217,390      384,118      782,013      145,640      217,298

Operating Expenses
  Professional Fees.............        1,404            -0-        8,411        8,065        8,988          838        2,331
  Director Fees.................        2,000            -0-        1,600        2,400        3,200          800          800
  Amortization..................          177            303          303          303          303           76           76
  Escrow Interest Expense.......          -0-            -0-       37,274          -0-          -0-          -0-          -0-
  Advisory Fees.................          -0-            -0-       11,825       17,545       52,944       14,130       22,384
  Other.........................        1,672          5,456       12,591        7,991       11,213        2,318        3,313
                                    ---------     ----------   ----------   ----------   ----------   ----------   ----------
Total Expenses                          5,253          5,759       72,004       36,304       76,648       18,162       28,904

Provision for (Benefit From)
  Income Taxes..................                                  (20,000)     (13,000)      (7,000)         -0-          -0-
Net Income (loss)...............    $  (4,522)     $  (1,323) $   165,386   $  360,814   $  712,365   $  127,478   $  188,394
                                    =========      ========   ===========   ==========   ==========   ==========   ==========
Income (loss) per Common Share..    $    (.23)     $    (.07) $       .79   $      .91   $      .86   $      .22   $      .16
Weighted Average Common
  Shares Outstanding (1)........       20,000         20,000      209,072      398,160      825,176      591,640    1,160,225

Dividends Declared..............    $     -0-      $     -0-  $    80,424   $  127,899   $  233,004   $  142,743   $  217,828

Dividends Declared per Share....    $     -0-      $     -0-  $   .240625   $   .25625   $     .225   $   .23125   $    .1875

                                                             December 31
                                    --------------------------------------------------------------    March 31,    March 31,
                                         1994         1995        1996         1997         1998        1998         1999
                                    ----------     ---------  ----------   ----------   ----------   ----------   -----------
BALANCE SHEET DATA:
Assets:
  Cash and Cash Equivalents.....    $  149,023     $ 135,282  $  612,744   $  291,815   $ 2,941,531  $1,080,850   $ 2,410,735
  Current Maturities of Loans
  Receivable....................           -0-           -0-      55,436      103,505       237,241     114,819       180,748
  Loans Receivable, net of
   current maturities...........           -0-           -0-   2,605,388    4,808,803     5,994,620   5,367,610     6,684,045
  Bonds Receivable..............           -0-           -0-     120,640      125,809     1,023,997     131,722     1,857,144
  Account Receivable............           -0-           -0-         -0-          -0-        28,777         -0-           -0-
  Prepaid Expense...............           -0-           -0-         -0-          -0-           -0-         -0-           -0-
  Deferred Offering Costs.......        59,916       107,295         -0-          -0-           -0-         -0-           -0-
  Deferred Tax Asset............           -0-           -0-      20,000       33,000        40,000      33,000        40,000
  Organizational Expenses (net).         1,339         1,071         769          464           161         389            86
                                    ----------     ---------  ----------   ----------   ----------   ----------   -----------

Total Assets:                       $  210,278     $ 243,648  $3,414,977   $5,363,396   $10,266,327  $6,728,390   $11,172,758
                                    ==========     =========  ==========   ==========   ===========  ==========   ===========

Liabilities and Shareholder's Equity:
  Accounts Payable..............    $   14,800     $  49,493  $    8,482   $   15,490   $    12,759  $  248,425   $    48,679
  Deferred Income...............           -0-           -0-      45,930       78,428       114,180      69,473        22,963
  Dividends Payable.............           -0-           -0-      80,424      127,899       233,004     142,743       217,828
  Shareholder's Equity (net of
   deficit accumulated during
   development stage)...........       195,478       194,155   3,280,141    5,141,579     9,906,384   6,251,276    10,729,095
                                    ----------     ---------  ----------   ----------   ----------   ----------   -----------
                                    $  210,278     $ 243,648  $3,414,977   $5,363,396   $10,266,327  $6,728,390   $11,172,758
                                    ==========     =========  ==========   ==========   ===========  ==========   ===========

--------------------------

(1) Excludes 15,000 Shares which each Director and the President of the Advisor (7 individuals) have an option to purchase, at a price of $10.00 per share (See "MANAGEMENT--WARRANTS AND OPTIONS" AND "SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS").

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

PLAN OF OPERATION

    The Company was founded in May 1994, began a "best efforts" offering of its common stock on July 11, 1995, and commenced active business operations on April 15, 1996 after completion of the "Minimum Amount" in its initial public offering. Consequently, for the years ended December 31, 1994 and 1995, the Company had no operating revenues. Expenses were limited to organizational and offering-related costs.

    Business operations from inception to completion of the Minimum Offering were limited to daily business organizational efforts, activities relating to the offering, reviewing potential candidates for church mortgage loans to be made by the Company once the Minimum Offering was achieved, and conducting informational meetings with brokers and broker-dealers identified to the Company by the Underwriter--American Investors Group, Inc. ("American"), an affiliate of the Company. The Company concluded its initial public offering on November 8, 1996. As of such date the Company had sold 335,481 shares at $10.00 per share to approximately 281 individuals, not including 20,000 shares ($200,000) previously purchased by the Company's initial shareholder--DRM Holdings, Inc., an affiliate of the Company.

    On September 26, 1997, the Securities and Exchange Commission declared effective the Company's second public offering of 1,500,000 common shares at a price of $10.00 per share ($15,000,000). That offering was co-underwritten by American Investors Group, Inc. and LaSalle St. Securities, Inc. ("LaSalle"). American acted in the capacity of the Managing Underwriter. The second offering was also conducted on a "best-efforts" basis. The Company concluded it second public offering on January 22, 1999. The Company sold 779,759 shares during its second public offering at $10.00 per share. As of March 31, 1999 the Company had 1,183,879 shares outstanding and approximately 775 shareholders.

    Between April 15, 1996 and March 31, 1999, the Company made 28 loans to 25 churches in the aggregate amount of $8,489,750, with the average size being $303,205. Of the 28 loans made by the Company, five loans totaling $1,442,000, have been repaid by the borrowing churches. The Company has purchased in the secondary market for $1,825,443, first mortgage church bonds in the face amount of $1,840,300 and purchased for $72,800 second mortgage church bonds in the face amount of $100,000. Two of the first mortgage church bonds in the face amount of $33,300 have been called for redemption by the issuing organizations. The Company intends to fund additional first mortgage loans as investable assets become available through (i) the sale of additional shares in future public offerings; (ii) prepayment and repayment at maturity of existing loans; (iv) borrowed funds; and (v) dividends reinvested under the Company's Dividend Reinvestment Plan.

RESULTS OF OPERATION

    In 1996, the Company made loans to seven churches in the aggregate amount of $2,802,000, with an average loan size being $400,000. The Company also purchased in the secondary market for $46,412 (which includes $407 in accrued interest) first mortgage church bonds in the face amount of $50,000 and purchased for $72,800 second mortgage church bonds in the face amount of $100,000. As the Company commenced active business operations on April 15, 1996, results of operations through December 31, 1996 are reflective of only 255 days of operations.

    During the fiscal year ended December 31,1997, the Company funded an additional five first mortgage loans and three second mortgage loans to churches for an aggregate amount of $2,665,712 and purchased $2,000 principal amount of first mortgage church bonds for a purchase price of $871.

    During the fiscal year ended December 31, 1998, the Company funded an additional six first mortgage loans and two second mortgage loans to churches totaling $1,793,750 and $355,000 respectively. The Company also purchased $925,300 principal amount of first mortgage church bonds for a purchase price of $922,445. During the fiscal year ending December 31, 1998, two first mortgage loans and one second mortgage loan in the amounts of $730,000 and $350,000 respectively, were repaid by the borrowing churches in accordance with the terms of each loan. The Company had two first mortgage church bonds called for redemption by the issuing organizations. The two bonds paid all principal and interest entitled to the Company. The face amount of the bonds was $33,300. The Company paid a purchase price of $29,225 for both bonds.

    FIRST QUARTER 1999 VERSUS FIRST QUARTER 1998. Net operating income for the Company's three month period ended March 31, 1999 was $188,394 on total revenues of $217,298. Interest income earned on the Company's portfolio of loans was $164,508. Excluded from revenue for the three month period ended March 31, 1999 is $19,479 of origination income, or "points," received by the Company, recognition of which under generally accepted accounting principles ("GAAP") must be deferred over the expected life of each loan. However, under tax principles, origination income is recognized in the period received. Accordingly, because the status of the Company as a real estate investment trust requires, among other things, the distribution to Shareholders of at least 95% of "Taxable Income," the dividends declared and paid to Shareholders for the quarter ended March 31, 1999 included origination income even though it is not recognized in its entirety for the period under GAAP.

    Total assets of the Company for the three month period ended March 31, 1998 increased $906,431 to $11,172,758 primarily as a result of the sale and issuance of the Company's common stock pursuant to its current public offering, the proceeds of which were deployed into three new mortgage loans, church bonds purchased in the secondary market, and cash and cash equivalent money market obligations. Shareholders' Equity rose $872,711 to $10,779,095 for the same reason. Company liabilities at the end of the three month period ended March 31, 1999 are primarily comprised of a "Deferred Income," reflecting the practice of the Company of recognizing its origination income--fees charged to borrowers at the commencement of its loans--over the life of each loan and dividends declared as of March 31, 1999 but not yet paid.

    FISCAL YEAR 1998 VERSUS FISCAL YEARS 1997 AND 1996. Net operating income for the Company's fiscal year ended December 31, 1998 was $705,365 on total revenues of $782,013 compared to $360,814 and $165,386 on total revenues of $384,118 and $217,390 for the years ended December 31, 1997 and 1996 respectively. Interest income earned on the Company's portfolio of loans was $655,219 for the year ended December 31, 1998 compared to $343,695 and $152,259 for 1997 and 1996, respectively. This increase is due to the fact that sixteen new loans were originated in fiscal years ended December 31, 1998 and 1997. Excluded from revenue for the year ended December 31, 1998 is $14,268 of origination income, or "points," received by the Company, recognition of which under generally accepted accounting principles ("GAAP") must be deferred over the expected life of each loan. However, under tax principles, origination income is recognized in the period received. Accordingly, because the status of the Company as a real estate investment trust requires the distribution to shareholders of at least 95% of "Taxable Income," the dividends declared and paid to Shareholders for the quarters ended March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 included origination income even though it was not recognized in its entirety for the period under GAAP.

    DIVIDENDS. The Company's Board of Directors declared quarterly dividends of $.23125 for each share held of record on March 31, 1998, $.23125 for each share held of record June 30, 1998, $.2125 for each share held of record September 30, 1998, and $.225 for each share held of record on December 31, 1998. Based on the four quarters of operations for the quarters ended March 31, 1998, June 30, 1998, September 30, 1998, and December 31, 1998, the dividends paid represented a 9.25%, 9.25%, 8.50% and 9.00% annualized yield to Shareholders respectively. Total dividends paid in 1998 represented a 9.00% annual rate of return on each share of common stock owned and purchased for $10 per share. Total dividends paid by the Company for fiscal year 1997, its first full fiscal year of operations, represented a 9.48% annual rate of return on each share of common stock owned. The Company's Board of Directors declared a quarterly dividend of $.1875 for each share held of record on March 31, 1999, representing a 7.50% annualized yield to Shareholders.

    The Company experienced its highest quarterly dividend payment for the quarter ended December 31, 1997 and experienced it lowest quarterly dividend payment for the quarter ended March 31, 1999. The quarterly dividend paid for each share held of record on December 31, 1998 was $.25625 per share representing an annualized yield of 10.25%. The quarterly dividend payment for each share held of record on March 31, 1999 was $.1875 representing an annualized yield of 7.50%. The dividend payment for December 31, 1998 was significantly higher than the average dividend amount due to the large number of loans funded during the quarter. Each loan funded during the quarter generated origination income. Origination income is "Taxable Income" even though it is not recognized in its entirety for the period under GAAP. The comparatively lower dividend payment made to March 31, 1999 Shareholders of record was directly related to large cash balances the Company received in its second stock offering pending deployment in new loans to churches. Because interest earned in the Company's money market account is substantially lower than interest earned on its mortgage loans, interest income earned was lower than is anticipated to be earned once the offering proceeds are deployed into new loans.

    ASSETS OF THE COMPANY. Total assets of the Company increased from $3,414,977 as of December 31, 1996 to $5,363,396 as of December 31, 1997. As of December 31, 1998, assets increased to $10,259,327. The primary reason for the increase in totals assets from December 31, 1996 through December 31, 1998 was a result of the sale and issuance of the Company's common stock pursuant to its second public offering. Shareholders' Equity rose from $3,280,141 at December 31, 1996 to $6,251,276 at December 31, 1997 and again to $9,899,384 at December 31, 1998 for the same reasons. Company liabilities for all periods after December 31, 1995 are primarily comprised of a "Deferred Income" item, reflecting the practice of the Company of recognizing its origination income over the life of each loan. Dividends declared but not yet paid are a material liability for all periods after December 31, 1995.

    During the quarter ended March 31, 1999, total assets of the Company increased by $906,431 due primarily to the continued public sale of the Company's common stock. Total liabilities increased by $33,720 due to deferred income and dividends declared but not yet paid as of March 31, 1999. The Company's second public offering concluded January 22, 1999. A total of 779,759 shares were sold during the Company's second public Offering at $10.00 per share. The Company had 1,183,879 shares outstanding as of March 31, 1999. During the quarter ended March 31, 1999, the Company funded two additional first mortgage loans totaling $755,000 and a second mortgage loan for $235,000. In addition, the Company purchased $863,000 principal amount of first mortgage church bonds for a purchase price of $855,720. All loans made by the Company range in interest rate charged to the borrowers from 9.85% to 11.25%. As of March 31, 1999, the average, principal-adjusted interest rate on the Company's portfolio of loans was 10.83%. The Company's portfolio of bonds has an average current yield of 9.39%.

LIQUIDITY AND CAPITAL RESOURCES

    The Company's revenue is derived principally from interest income, and secondarily, from origination fees and renewal fees. The Company also earns income through interest on funds that are invested pending their use in funding mortgage loans or distributions as dividends to Shareholders, and on income generated on church bonds it may purchase and own. The Company generates revenue through (i) permitted temporary investments of the net proceeds from the sale of shares, and (ii) implementation of its business plan of making mortgage loans to churches and other non-profit religious organizations. The principal expenses of the Company are Advisory Fees, legal and accounting fees, shareholder communications costs, and the expenses of its stock transfer agent, registrar and dividend reinvestment agent.

    The Company's future capital needs are expected to be met by (i) additional sale of its shares to the public (ii) prepayment, repayment at maturity and renewal of mortgage loans made by the Company, and (iii) borrowed funds. The Company believes that the "rolling" effect of mortgage loans maturing, together with dividends reinvested under the Company's Dividend Reinvestment Plan, will provide a supplemental source of capital to fund its business operations in future years. Nevertheless, the Company believes that it may be desirable, if not necessary, to sell additional shares of common stock in order to enhance its capacity to make mortgage loans on a continuous basis. There can be no assurance that the Company will be able to raise additional capital on favorable terms. Although the Company may borrow funds in an amount not to exceed 50% of its Average Invested Assets in order to increase its lending capacity, it has no present intention of doing so, nor has it secured a source for such borrowing.

    The Company does not believe that inflation at the national level has made a material impact upon its operations since inception, nor does it believe that currently anticipated levels of inflation in 1999 will have a material impact on its business. Nevertheless, if the rate of inflation increased materially, the Company would expect interest rates generally to increase, thus possibly making the yield to investors in the Shares less attractive as compared to alternative fixed-income investments. If the rate of inflation decreases materially, then interest rates likely would decline or remain at current levels. A decline in interest rates generally would require the Company to offer lower rates to borrowers which, in turn, could result in lower yields to investors in the Shares. During the Company's 1998 fiscal year, the Federal Reserve Board cut the prime interest lending rate three times to a current prime interest rate of 7.75%. The reduction of the prime interest required the Company to reduce its lending rates to levels that remained competitive with other lending organizations to attract qualified potential borrowers. See "CURRENT FIRST MORTGAGE LOAN TERMS."

                             BUSINESS OF THE COMPANY

GENERAL

    The Company was incorporated in Minnesota on May 27, 1994 to become a REIT for the purpose of engaging in the business of making mortgage loans to churches and other non-profit religious organizations. As of March 31, 1999, the Company has made 28 loans to 25 churches in the aggregate amount of $8,489,750 with the average size being $303,205. Of the 28 loans made by the Company, five loans totaling $1,442,000, have been repaid by the borrowing churches. The Company has purchased in the secondary market for $1,825,443 (which includes $407 in accrued interest) first mortgage church bonds in the face amount of $1,840,300 and purchased for $72,800 second mortgage church bonds in the face amount of $100,000. Two of the first mortgage church bonds in the face amount of $33,300 have been called for redemption by the issuing organizations. See "PROPERTIES OF THE COMPANY."

    The Company makes loans throughout the United States in principal amounts limited in range from $100,000 to $1,000,000. The Company may invest up to 30% of its Average Invested Assets in mortgage-secured debt securities (bonds) issued by churches and other non-profit religious organizations. The Company has been actively engaged in the business of making such loans or investing since April 15, 1996, and intends to lend funds and acquire mortgage secured investments pursuant to its business plan as additional funds become available from the sale of Shares in this Offering, and thereafter as funds from loan repayments, bond maturities, Dividend Reinvestment Plan funds and other resources become available.

THE COMPANY'S BUSINESS ACTIVITIES

    The Advisor's affiliate, American Investors Group, Inc. (the "Underwriter" or "American") has underwritten first mortgage bonds since 1987 for churches throughout the United States. In underwriting such bonds, American reviews financing proposals, analyzes a prospective borrower's financial capability, and structures, markets and sells, mortgage-backed bond securities to the investing public. Since its inception through March 31, 1999, American had underwritten approximately 147 church bond financings, in which approximately $222,303,000 in first mortgage bonds have been sold to public investors. The average size of church bond financings underwritten by American since its inception is approximately $1.5 million. See "APPENDIX I, TABLE III."

    In the course of its business, American identified a demand from potential borrowers for smaller loans of $100,000 to $1,000,000. Because of the regulatory and administrative expenses associated with bond financing, the economic feasibility of bond financing diminished for financings under $750,000. As a result, the Company believed that many churches were forced to either forego the project for which their financing request was made, fund their project from cash flow over a period of time and at greater expense, or seek bank financing at terms which were not always favorable or available to them. The Company provides a lending source to this segment of the industry, capitalizing on the human resources available at American and the Advisor and the marketing, advertising and general goodwill of American.

FINANCING BUSINESS

    The Company's primary business is making first mortgage loans in amounts ranging from $100,000 to $1,000,000, to churches and other non-profit religious organizations, and investing in mortgage-secured debt instruments issued by churches and other non-profit religious organizations ("Church Bonds"). The Company will apply essentially all of its working capital (after adequate reserves determined by the Advisor) toward making mortgage loans and investing in Church Bonds. The Company seeks to enhance returns on investments by (i) offering competitively attractive mid-term (5-15 years) loans and long-term (20-year) loans (although there is no limit on the term of loans the Company may make); (ii) seeking origination fees, or "points," from the borrower at the outset of a loan and upon any renewal of a loan; (iii) making a limited amount of higher-interest rate second mortgage loans to qualified borrowers; and (iv) purchasing a limited amount of Church Bonds. The Company's policies limit the amount of second mortgage loans and bonds to 20% of the Company's Average Invested Assets on the date any second mortgage loan is closed or bond is purchased, and limit the amount of mortgage-secured debt securities to 30% of Average Invested Assets on the date of their purchase. All other mortgage loans made by the Company (or Church Bonds purchased for investment) will be secured by a first mortgage (or deed of trust) lien in favor of the Company. As the Company attempts to make mortgage loans that maximize interest income, it may make longer-term fixed-rate loans in its discretion in order to reduce the risk to the Company of downward interest rate fluctuations.

    The Company's lending and investing decisions, including determination of a prospective borrower's or church bond issuer's financial credit worthiness, are made for the Company by the Advisor. The Company has no employees. Employees and agents of the Advisor conduct all aspects of the Company's business, including
(i) marketing and advertising; (ii) communication with prospective borrowers;
(iii) processing loan applications; (iv) closing the loans; (v) servicing the loans; and (vi) administering the Company's day-to-day business. In consideration of its services to the Company, the Advisor receives a fee equal to 1.25% annually of the Company's Average Invested Assets and one-half of any origination fee received by the Company. See "THE ADVISORY AGREEMENT" and "COMPENSATION TO ADVISOR AND AFFILIATES."

CURRENT FIRST MORTGAGE LOAN TERMS

    The Company offers prospective borrowers a selection of loan types, which include a choice of fixed or variable rates of interest indexed to the prime rate, the U.S. Treasury 10-Year Notes, or another generally recognized reference index, and having various terms to maturity, origination fees and other terms and conditions. The terms of loans the Company offers may be changed by the Advisor as a result of such factors as (i) the terms of loans in the Company's portfolio; (ii) competition from other lenders; (iii) anticipated need to increase the overall yield to the Company on its mortgage loan portfolio; (vi) local and national economic factors; and (v) actual experience in borrowers' demand for the loans. Subject to change, the Company currently makes available the following loan types:

          ----------------------------------------------------------------------------------------------
                 Loan Type                       Interest Rate(1)                    Origination Fee(2)
          ----------------------------------------------------------------------------------------------
          15 Year Term(3)                    Fixed @ Prime + 2.00%                          4.0%
          ----------------------------------------------------------------------------------------------
          20 Year Term(3)                    Fixed @ Prime + 2.10%                          4.0%
          ----------------------------------------------------------------------------------------------
          20 Year Term(3)                    Variable Annually @ Prime + 1.25%              3.5%
          ----------------------------------------------------------------------------------------------
          Renewable Term(4)                  Fixed @ Prime plus:
               3 Year                               1.50%                                   3.5%
               5 Year                               1.75%                                   3.5%
               7 Year                               2.00%                                   3.5%
          ----------------------------------------------------------------------------------------------
          Construction 1 Year Term           Fixed @ Prime + 3.25%                          2.0%
          ----------------------------------------------------------------------------------------------

--------------------------

(1) "Prime" means the prime rate of interest charged to preferred customers, as published by a federally chartered bank chosen by the Company.

(2) Origination fees are based on the original principal amount of the loan and are collected from the borrower at the origination and renewal of loans, one-half of which is payable directly to the Advisor. See "Compensation to Advisor and Affiliates."

(3)  Fully amortized repayment term.

(4) Renewable term loans are repaid based on a 20-year amortization schedule, and are renewable at the conclusion of their initial term for additional like terms up to an aggregated maximum of 20 years. A fee of 1% is charged by the Company upon the date of each renewal. If renewed by the borrower, the interest rate is adjusted upon renewal to Prime plus a specified percentage "spread."

     THIS TABLE DESCRIBES MATERIAL TERMS OF LOANS AVAILABLE FROM THE COMPANY. THE TABLE DOES NOT PURPORT TO IDENTIFY ALL POSSIBLE TERMS, RATES, AND FEES THE COMPANY MAY OFFER. THE COMPANY MAY MODIFY THE TERMS IDENTIFIED ABOVE AND/OR OFFER LOAN TERMS DIFFERENT THAN THOSE IDENTIFIED ABOVE.

PROPERTY (PORTFOLIO) OF THE COMPANY

    As of March 31, 1999, the Company has eighteen first mortgage loans aggregating $6,522,750 in principal amount, two second mortgage loans aggregating $525,000 in principal amount, and purchased $1,907,000 principal amount first mortgage bonds issued by churches. The table below identifies the borrowing institutions, and certain key terms of the loans currently comprising the Company's loan portfolio.

-------------------------------------------------------------------------------------------------------------------------------
            Borrowing Church                 Loan          Loan          Interest          Collateral           Funding Date
                                            Amount         Term            Rate          Appraised Value
-------------------------------------------------------------------------------------------------------------------------------
Landmark Apostolic Church                  $290,000       5 years      10.75% Fixed       $  650,000              4/25/96
-------------------------------------------------------------------------------------------------------------------------------
Fountain of Life Church                    $375,000      15 years      11.25% Fixed       $  500,000              5/15/96
-------------------------------------------------------------------------------------------------------------------------------
River of Life Church                       $425,000       7 years      11.25% Fixed       $  600,000              5/06/96
-------------------------------------------------------------------------------------------------------------------------------
Oak Hill Baptist Church (1)                $600,000      15 years      11.25% Fixed       $  800,000              7/02/96
-------------------------------------------------------------------------------------------------------------------------------
Chesapeake Christian Ctr. (2)              $710,000       5 years      11.00% Fixed       $  850,000             10/30/96
-------------------------------------------------------------------------------------------------------------------------------
Christ Community Evangelistic Church       $310,000      15 years      11.25% Fixed       $  440,000             06/27/97
-------------------------------------------------------------------------------------------------------------------------------
Evangel Temple                             $312,000      15 years      11.25% Fixed       $  560,000             11/13/97
-------------------------------------------------------------------------------------------------------------------------------
Zion Dominion C.O.G.I.C. (3)               $525,000      15 years      11.25% Fixed       $  774,000             10/15/97
-------------------------------------------------------------------------------------------------------------------------------
St. Luke's Pentecostal                     $207,000       5 years      10.75% Fixed       $  277,000             12/04/97
-------------------------------------------------------------------------------------------------------------------------------
Bethlehem Temple, Rialto                   $290,000       5 years (4)  12.00% Fixed       $2,375,000             12/24/97
(Second Mortgage Loan)
-------------------------------------------------------------------------------------------------------------------------------
Praise Tabernacle Baptist                  $245,000       5 years      10.75% Fixed       $  375,000             03/30/98
-------------------------------------------------------------------------------------------------------------------------------
Agape Ministries                           $300,000       5 years      10.50% Fixed       $  400,000             05/07/98
-------------------------------------------------------------------------------------------------------------------------------
Freewill Christian Center                  $390,000       3 years      10.25% Fixed       $  797,000             05/19/98
-------------------------------------------------------------------------------------------------------------------------------
New Hope Baptist Church                    $220,000       5 years (4)  11.00% Fixed       $3,000,000             06/23/98
(Second Mortgage Loan)
-------------------------------------------------------------------------------------------------------------------------------
Pearly Gate Baptist Church                 $490,000       5 years      10.50% Fixed       $1,000,000             06/26/98
-------------------------------------------------------------------------------------------------------------------------------
Mt. Ararat Baptist Church                  $170,000       5 years      10.75% Fixed       $1,000,000             09/24/98
-------------------------------------------------------------------------------------------------------------------------------
Restoring America's Families Ministries    $198,750      20 years       9.85% Fixed       $  265,000             12/09/98
-------------------------------------------------------------------------------------------------------------------------------
United Baptist Church                      $235,000      20 years      10.50% Fixed       $2,500,000             01/27/99
(Second Mortgage Loan)
-------------------------------------------------------------------------------------------------------------------------------
Praise Chapel International                $115,000      20 years      10.00% Fixed       $  175,000             03/02/99
-------------------------------------------------------------------------------------------------------------------------------
Vineyard Christian Center                  $640,000      20 years       9.85% Fixed       $  950,000             03/17/99
-------------------------------------------------------------------------------------------------------------------------------

(1) Includes an initial loan in the amount of $500,000 and an additional supplemental loan of $100,000 funded in August 1997.

(2) Includes an initial loan in the amount of $490,000 and an additional supplemental loan of $220,000 funded in December 1997.

(3) Includes an initial loan in the amount of $390,000 and an additional supplemental loan of $135,000 funded in June 1998.

(4) Denotes a five year balloon loan. All principal is due and payable at the end of the five year period.

    The following mortgage-secured bonds have been purchased by the Company:

---------------------------------------------------------------------------------------------- -----------------------------
ISSUER                            PRINCIPAL     COMPANY    FACE YIELD     YIELD TO      CURRENT    MATURITY        ORIGINAL
                                   AMOUNT       PURCHASE    OF BONDS      MATURITY       YIELD       DATE           ISSUE
                                                 PRICE                                                               DATE
---------------------------------------------------------------------------------------------- -----------------------------
Resurrection Life Ministries      $ 100,000     $ 72,800          8.50%      16.79%     11.68%     05/15/01        05/15/94
---------------------------------------------------------------------------------------------- -----------------------------
Church of Jesus Christ            $  25,000     $ 23,000          9.55%      10.683%    10.38%     06/01/10        06/01/94
---------------------------------------------------------------------------------------------- -----------------------------
Palm Beach Cathedral              $   2,000     $    871          7.75%       19.63%    17.80%     01/25/12        01/25/97
---------------------------------------------------------------------------------------------- -----------------------------
Sweetwater Church                 $   5,000     $  4,750         10.70%      15.355%    11.26%     06/01/99        12/01/86
of the Valley
---------------------------------------------------------------------------------------------- -----------------------------
Gospel Tabernacle Church          $   3,000     $  3,000          9.50%        9.50%     9.50%     02/01/10        02/01/98
---------------------------------------------------------------------------------------------- -----------------------------
Gospel Tabernacle Church          $   1,000     $  1,000          9.25%        9.25%     9.25%     08/01/08        02/01/98
---------------------------------------------------------------------------------------------- -----------------------------
Sharon Baptist                    $   3,000     $  2,970         10.00%      10.126%    10.10%     04/15/14        10/15/97
---------------------------------------------------------------------------------------------- -----------------------------
Apostolic Faith Church            $   5,000     $  4,500          8.50%      13.277%     9.44%     06/15/01        12/15/93
---------------------------------------------------------------------------------------------- -----------------------------
Greater Open Door Church          $ 900,000     $900,000     From 6.35%      N/A         9.545%     Serially to      12/17/98
                                                               to 9.80%                              11/01/18
---------------------------------------------------------------------------------------------- -----------------------------
Church of the Great Commission    $   4,000     $  4,000         10.50%       10.50%    10.50%     09/15/13        04/01/95
---------------------------------------------------------------------------------------------- -----------------------------
Pembroke Park C.O.G.I.C.          $   4,000     $  3,920         10.00%      10.308%    10.20%     11/15/09        11/15/95
---------------------------------------------------------------------------------------------- -----------------------------
New Life Baptist Church           $  10,000     $  9,800         10.05%      10.323%    10.26%     10/15/12        03/15/98
---------------------------------------------------------------------------------------------- -----------------------------
Southern California               $ 500,000     $500,000     From 9.20%      N/A         9.25%  From 08/01/14 to   02/01/99
Word of Faith                                                  to 9.25%                              02/01/19
---------------------------------------------------------------------------------------------- -----------------------------
Spiritual Life Ministries         $ 255,000     $255,000          9.50%        9.50%     9.50%     02/15/14        02/15/99
---------------------------------------------------------------------------------------------- -----------------------------
New Generation Ministries         $  20,000     $ 20,000          9.70%        9.70%     9.70%     09/15/18        09/15/98
---------------------------------------------------------------------------------------------- -----------------------------
Gates of Heaven                   $  10,000     $  9,000         10.00%      11.393%    11.11%     05/15/14        11/15/94
---------------------------------------------------------------------------------------------- -----------------------------
Gates of Heaven                   $  10,000     $  9,000         10.20%      11.790%    11.33%     11/15/10        11/15/94
---------------------------------------------------------------------------------------------- -----------------------------
Gates of Heaven                   $  10,000     $  9,000         10.20%      11.826%    11.33%     05/15/10        11/15/94
---------------------------------------------------------------------------------------------- -----------------------------
Cornerstone Church Srs II         $   5,000     $  4,500          9.95%      11.642%    11.06%     05/15/09        05/15/96
---------------------------------------------------------------------------------------------- -----------------------------
Korean Presbyterian Church        $  19,000     $ 17,100         10.00%      12.585%    10.00%     08/15/04        08/15/92
---------------------------------------------------------------------------------------------- -----------------------------
Christ Church of Kirkland         $   5,000     $  4,500         10.10%      11.561%    11.22%     01/01/13        12/29/95
---------------------------------------------------------------------------------------------- -----------------------------
Morning Star Baptist Church       $  11,000     $  9,900          9.65%      11.088%    10.72%     09/15/12        09/15/94
---------------------------------------------------------------------------------------------- -----------------------------

    The Resurrection Life Ministries bonds, which are secured by a second mortgage, were purchased in May 1996 at a discount from one of the Company's Independent Directors. Resurrection Life Ministries, Eden Prairie, Minnesota, issuer of these bonds, has also issued and sold through the Underwriter $525,000 principal amount of its first mortgage bonds. Resurrection

Life's first mortgage bonds and its $100,000 principal amount of second mortgage bonds, which are now owned by the Company, are secured by the Issuer's worship facilities, appraised at $725,000 in 1994. The Second Mortgage Bonds are due May 15, 2001. However, the Issuer can extend their maturity until 2014, whereupon the interest rate as such will change from 8.50% to the then prevailing prime rate of interest plus 3.25%. Resurrection Life Ministries is current on it obligations with respect to the bonds purchased by the Company. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT."

    The Palm Beach Cathedral and Sweetwater Church of the Valley bonds are "restructured" bond issues. A "restructured" bond issue is one that experienced an interruption in interest and/or principal payment to bondholders, but by virtue of an agreement and/or court order has agreed to make payments on terms which may differ from the terms of the original obligation. By restructuring their first mortgage debt obligation, both churches were able to avoid foreclosure on their church property of which bondholders have a first mortgage upon the property--including security interest in all fixtures and furnishings. The Palm Beach Cathedral and Sweetwater Church of the Valley have resumed their mortgage debt obligations to the bondholders under an approved plan of reorganization between the church and the trustee representing the interest of bondholders. Bondholder's interests were represented by the Trustee who is responsible for enforcement of the trust indenture which holds the First Mortgage on the Church's property. The Trustee is responsible for distributing both interest and principal to bondholders as defined in the mortgage trust indenture. Both restructured issues are fully amortized debt obligations which pay both principal and interest to bondholders semi-annually. The Palm Beach Cathedral and Sweetwater Church of the Valley bonds mature on January 25, 2012 and June 1, 1999 respectively.

    Greater Open Door Church of God in Christ issued $900,000 first mortgage bonds in November 1998. The Company purchased the entire bond issue. The bonds were underwritten by the Underwriter and are secured by a first mortgage on the Church's real property appraised at $1,200,000. Gospel Tabernacle Church, issued $3,550,000 first mortgage bonds in February 1998. The bonds were underwritten by the Underwriter and are secured by a first mortgage on the Church's real property appraised at $6,000,000.

    The remaining bonds were purchased from or through the Underwriter in the secondary market. There can be no assurance that a secondary market for resale of the Bonds will be available in the future. Therefore, the Company intends to retain them until maturity or redemption by the issuing Church.

    The Company's policies (i) limit the aggregate amount of second mortgage loans and second mortgage bonds to 20% of the Company's Average Invested Assets on the date any second mortgage bond is purchased or second mortgage loan is made; and (ii) limit the amount of mortgage-secured debt securities to 30% of Average Invested Assets on the date of their purchase. As of March 31, 1999 the percentage of Average Invested Assets in second mortgage loans and bonds, and the percentage invested in mortgage-secured debt securities was 9.4% and 21.9% respectively.

MORTGAGE LOAN PROCESSING AND UNDERWRITING

    The Advisor's personnel process and verify mortgage loan applications. Verification procedures are designed to assure a borrower's qualification under the Company's financing policies. Verification procedures include obtaining:

        - written applications (and exhibits) signed and authenticated by the prospective borrower
        -   financial statements of the prospective borrower
        -   corporate records and other organizational documents of the borrower
        -   preliminary title report or commitment for mortgagee title insurance
        -   a real estate appraisal in accordance with the Financing Policies

    The Company requires that appraisals and financial statements be prepared by independent third-party professionals who are pre-approved based on their experience, reputation and education. Completed loan applications, together with a written summary are then considered by the Company's underwriting committee, comprised of the Advisor's President, the Advisor's Vice-President, the Company's President, and the Director of Underwriting of the Underwriter. The Advisor may arrange for the provision of mortgage title insurance and for the services of professional independent third-party accountants and appraisers on behalf of borrowers in order to achieve pricing efficiencies on their behalf and to assure the efficient delivery of title commitments, preliminary title reports and title policies, and financial statements and appraisals meeting the Company's underwriting criteria. The Advisor may arrange for the direct payment for such professional services and for the direct reimbursement to it of such expenditures by borrowers and prospective borrowers. Upon closing and funding of mortgage loans, a negotiable origination fee based on the original principal amount of each loan may be charged, of which one-half will be payable to the Advisor. See "CURRENT FIRST MORTGAGE LOAN TERMS," "COMPENSATION TO ADVISOR AND AFFILIATES," and "CONFLICTS OF INTEREST."

LOAN COMMITMENTS

    Subsequent to approval by the Company's underwriting committee, and prior to funding a loan, the Company issues a loan commitment to qualified applicants. A loan commitment fee may be charged by the Company, but typically is not. Commitments indicate the loan amount, origination fees, closing costs, underwriting expenses (if any), funding conditions, approval expiration dates, interest rate and other terms. Commitments generally set forth a "prevailing" interest rate that is subject to change in accordance with market interest rate fluctuations until the final loan closing documents are prepared, at which time the Company commits to a stated interest rate. In certain cases the Company may establish ("lock in") interest rate commitments up to sixty days from the commitment to closing. Interest rate commitments beyond sixty days will not normally be issued unless the Company receives a fee premium based upon the assessment of the risk associated with a longer period.

LOAN PORTFOLIO MANAGEMENT

    The Advisor manages and services the Company's portfolio of mortgage loans in accordance with the Advisory Agreement. The Advisor is responsible for all aspects of the Company's mortgage loan business, including:

        -  closing and recording of mortgage documents
        -  collecting principal and interest payments
        -  enforcing loan terms and other borrower's requirements
        -  periodic review of each mortgage loan file
        -  determination of its reserve classifications
        - exercising the Company's remedies in connection with defaulted or non-performing loans

Fees and costs of attorneys, insurance, bonds and other direct expenses incurred in connection with the exercise of remedies in connection with a loan default are the responsibility of the Company, although they may be recouped from the borrower in the process of pursuing the Company's remedies. The Advisor will not receive any additional compensation for services rendered in connection with on-going loan portfolio management or exercising the Company's remedies in the event of a loan default.

LOAN FUNDING AND BANK BORROWING

    The Company's mortgage loans and purchases of Church Bonds are funded with available cash resources and, at the discretion of the Advisor, may be funded with borrowings under a line of credit with a commercial lender or bank. The Company does not have a line of credit, and does not presently intend to obtain one. The Company may borrow up to 50% of the value of its Average Invested Assets to make loans. In obtaining such a line of credit, the Company may assign one or more of its mortgages and/or mortgage-secured bonds as collateral. Initially, the cash resources available to the Company will be limited to the net proceeds from the sale of the Shares, minus reserves for operating expenses, and bad-debt reserves, as determined by the Advisor. As the business of the Company develops and over the course of time, cash resources available to the Company for lending purposes will include, in addition to the net proceeds from sales of Shares:

        -   principal repayments from borrowers on loans made by the Company
        - dividends reinvested in the Company through the Dividend Reinvestment Plan
        -   funds borrowed under any line of credit arrangement, if obtained

FINANCING POLICIES

    The Company's business of mortgage lending to churches and other non-profit religious organizations is managed in accordance with and subject to its Financing Policy. The Financing Policy identifies the Company's general business and the parameters of its lending business. These policies apply to all mortgage loans made by the Company and may not be changed (except in certain immaterial respects by majority approval of the Board of Directors) without the approval of a majority of the Independent Directors, and the holders of a majority of the outstanding Shares of the Company at a duly held meeting for that purpose:

     - Loans made by the Company are limited to churches and other non-profit religious organizations, and will be secured by mortgages. The total principal amount of all second mortgage loans and bonds funded by the Company is limited to 20% of Average Invested Assets. All other loans will be first mortgage loans.

     - The loan amount cannot exceed 75% of the value of the real estate and improvements securing each loan, such value being determined based on a written appraisal prepared by an appraiser acceptable to the Advisor. On loans over $500,000, the Company will require a written appraisal certified by a member of the Appraisal Institute ("MAI"), or a state-certified appraiser.

     - An ALTA (American Land Title Association) or equivalent Mortgagee Title Policy must be furnished to the Company by the borrower insuring the mortgage interest of the Company.

     - The borrower's long-term debt (including the proposed loan) cannot exceed four (4) times the borrower's gross income for the previous twelve (12) months.

     - The borrower must furnish the Company with financial statements (balance sheet and income and expense statement) for the last two
              (2) complete fiscal years and a current financial statement as of and for the period within ninety (90) days of the loan closing date. On loans of $500,000 or less, the last complete fiscal year must be reviewed by an independent accounting firm. On loans in excess of $500,000, the last complete fiscal year financial statements must be audited by an independent auditor. Borrowers in existence for less than three fiscal years must provide financial statements since inception. No loan will be extended to a borrower in operation less than two years (24 months) absent express approval by the Company's Board of Directors.

     - The Advisor, on behalf of the Company, may require the borrower to arrange for automatic electronic or drafting of monthly payments.

     - The Advisor, on behalf of the Company, may require (i) key-man life insurance on the life of the senior pastor of a church; (ii) personal guarantees of church members and/or affiliates; and (iii) other security enhancements for the benefit of the Company.

     - The borrower must agree to provide to the Company annual reports (including financial statements) within 120 days of each fiscal year end beginning with the fiscal year end next following the funding of the loan.

     - In its discretion, the Advisor, on behalf of the Company, may require the borrower to grant to the Company a security interest in all personal property located and to be located upon the mortgaged premises (excluding property leased by the borrower).

    The Company requires that a borrower maintain at all times during the loan a general perils and liability coverage insurance policy naming the Company as a co-insured in connection with damage or destruction to the property of the borrower, which typically includes damage caused by fire, flood, vandalism and theft. In its discretion, the Advisor may require the borrower to provide earthquake and/or other special coverage.

    These Financing Policies are in addition to the prohibited investments and activities identified hereinafter and which are set forth in the Company's Bylaws, which are discussed in the next section.

PROHIBITED INVESTMENTS AND ACTIVITIES

    The Company's Bylaws impose certain prohibitions and restrictions on various investment practices and activities of the Company, including prohibitions against:

     - Investing more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

     - Investing in commodities or commodity futures contracts other than "interest rate futures" contracts intended only for hedging purposes;

     - Investing in mortgage loans (including construction loans) on any one property which in the aggregate with all other mortgage loans on the property would exceed 75% of the appraised value of the property unless substantial justification exists because of the presence of other underwriting criteria;

     - Investing in mortgage loans that are subordinate to any mortgage or equity interest of the Advisor or the Directors or any of their Affiliates;

     - Investing in equity securities;

     - Engaging in any short sales of securities or in trading, as distinguished from investment activities;

     - Issuing redeemable equity securities;

     - Engaging in underwriting or the agency distribution of securities issued by others;

     - Issuing options or warrants to purchase its Shares at an exercise price less than the fair market value of the Shares on the date of the issuance or if the issuance thereof would exceed 10% in the aggregate of its outstanding Shares;

     - Issuing debt securities unless the debt service coverage for the most recently completed fiscal year, as adjusted for known changes, is sufficient to properly service the higher level of debt;

     - Investing in real estate contracts of sale unless such contracts are in recordable form and are appropriately recorded in the chain of title;

     - Selling or leasing to the Advisor, a Director or any affiliate thereof unless approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Company;

     - Acquiring property from any Advisor or Director, or any affiliate thereof (other than church bonds from American Investors Group, Inc. in the ordinary course of the Company's investing activities), unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value;

     - Investing or making mortgage loans unless a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of title is obtained; or

     - Issuing its shares on a deferred payment basis or other similar arrangement.

    The Company does not intend to invest in the securities of other issuers for the purpose of exercising control, to engage in the purchase and sale of investments other than as described in this Prospectus, to offer securities in exchange for property unless deemed prudent by a majority of the Directors, to repurchase or otherwise reacquire Shares, to issue senior securities or to make loans to other persons except in the ordinary course of its business as described herein.

    The Company in the future will not make loans to or borrow from, or enter into any contract, joint venture or transaction with, any director or officer of the Company, the Advisor or any Affiliate of any of the foregoing unless a majority of the Directors, including a majority of the Independent Directors, approves the transaction as fair and reasonable to the Company and the transaction is on terms and conditions no less favorable to the Company than those available from unaffiliated third parties. Any investment by the Company in any property, mortgage or other real estate interest pursuant to a transaction with the Advisor or any Directors or officers thereof will be based upon a current appraisal of the underlying property from an independent qualified appraiser selected by the Independent Directors and will not be made at a price greater than fair market value as determined by such appraisal. See "CONFLICTS OF INTEREST."

POLICY CHANGES

    The Bylaw relating to policies, prohibitions and restrictions referred to under "BUSINESS OF THE COMPANY - PROHIBITED INVESTMENTS AND ACTIVITIES" above may not be changed (except in certain immaterial respects by a majority approval of the Board of Directors) without the approval of a majority of the Independent Directors and the approval of the holders of a majority of the Company's Shares, at a duly held meeting for that purpose.

COMPETITION

    The real estate financing industry is highly competitive. The Company competes with a wide variety of investors, including banks, savings and loan associations, insurance companies, pension funds and fraternal organizations which may have investment objectives similar to those of the Company. Some competitors have greater financial resources, larger staffs and longer operating histories than those of the Company. The Company competes by limiting its business "niche" to lending to churches and other non-profit religious organizations, offering loans with competitive and flexible terms, and emphasizing the expertise of the Company in the specialized industry segment of lending to churches and other religious organizations.

EMPLOYEES

    The Company has no employees. Subject to the supervision of the Company's Board of Directors, the business of the Company is managed by Church Loan Advisors, Inc. (the "Advisor"), which provides investment advisory and administrative services to the Company. The Advisor is owned by V. James Davis, David G. Reinhart and Philip J. Myers, officers and directors of the Company and directors of the Advisor. See "CONFLICTS OF INTEREST" AND "THE ADVISOR AND THE ADVISORY AGREEMENT." Philip J. Myers is President of the Advisor. At present, certain officers and directors of American and the Advisor are providing services to the Company at no charge to the Company and which will not be reimbursed by the Company. These services include, among others, legal and analytic services relating to the implementation of the Company's business plan, preparation of this Prospectus (and Registration Statement of which this Prospectus is a part) and development and drafting of documents to be utilized by the Advisor in connection with the Company's business operations.

    The Advisor is not a registered advisor under the Investment Advisors Act of 1940, nor is the Company a registered investment company under the Investment Company Act of 1940. The Advisor employs two persons on a part-time or other basis. The Company does not expect to directly employ any persons in the foreseeable future, since all administrative functions and operations will be contracted for through the Advisor. However, legal and accounting services to the Company will be provided by outside professionals and paid for directly by the Company.

OPERATIONS

    The Company's operations are located in the 8,400 square foot offices of the Underwriter, American Investors Group, Inc., 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343. These facilities are owned by affiliates of the Underwriter. The Company is not charged any rent for its use of these facilities, or for its use of copying services, telephones, facsimile machines, postage service, office supplies or employee services. Payments to the Advisor under the Advisory Agreement are intended, at least in part, to cover the general costs of such facilities, equipment and services used on a ratable basis by and on behalf of the Company. The Company will not reimburse the Advisor for these expenses. The Company believes that the terms of this arrangement are at least as favorable to the Company as those obtainable from unaffiliated third parties. See "THE ADVISOR AND THE ADVISORY AGREEMENT" and "CONFLICTS OF INTEREST." The Company believes that its current facilities will be adequate for the foreseeable future.

                                  MANAGEMENT

GENERAL

    Directors are elected for a term expiring at the next annual meeting of the Company's Shareholders and serve for one-year terms and until their successors are duly elected and qualified. Annual Shareholder meetings are typically held in May. Officers of the Company serve at the discretion of the Company's Board of Directors. Among other requirements, in order to maintain its REIT status, a majority of the Company's directors must be "independent." The Company's executive officers and Directors are as follows:

            NAME                 AGE       OFFICE                                        DIRECTOR SINCE
            ----                 ---       ------                                        --------------
   David G. Reinhart              46       President, Treasurer and Director                  1994
   V. James Davis                 54       Vice-President, Secretary and Director             1994
   Kirbyjon H. Caldwell           46       Independent Director                               1994
   Robert O. Naegele, Jr.         58       Independent Director                               1994
   Dennis J. Doyle                47       Independent Director                               1994
   John M. Clarey                 57       Independent Director                               1994

    DAVID G. REINHART, has been a Director of the Company since its inception, and has served as President and Treasurer of the Company since January 1, 1999. He served as Vice-President and Secretary of the Company from the Company's inception until January 1, 1999. He is also Chairman of the Board of Directors of the Underwriter, American Investors Group, Inc., a Director and Officer of the Advisor, Church Loan Advisors, Inc., and President, director and shareholder of DRM Holdings, Inc. ("DRM"), the parent corporation of American Investors Group. Mr. Reinhart has served as legal counsel to banks, trust companies and broker-dealers in the area of church financings and otherwise since approximately March 1984. He currently acts as counsel for the Underwriter. He was employed in the St. Paul firm of Reinhart Law Offices, P.A. from November 1985 to February 1987, and from July 1983 to November 1985 he was employed as an Associate Attorney with the law firm of Robins, Kaplan, Miller & Ciresi, Minneapolis, Minnesota. Mr. Reinhart received his Juris Doctor degree, cum laude, in May 1979, from Hamline University School of Law, St. Paul, Minnesota and received his Bachelor of Science degree in May 1976, from Northern Michigan University, Marquette, Michigan. Mr. Reinhart has practiced law in the areas of corporate finance and general business law since 1979 and has developed expertise in the area of church financing. He is also employed from time-to-time as Adjunct Professor of Law, Hamline University School of Law, St. Paul, Minnesota. Mr. Reinhart holds General Securities Representative and General Securities Principal licenses with the National Association of Securities Dealers, Inc.

    V. JAMES DAVIS, has been a Director of the Company since its inception, and has served as the Vice-President and Secretary of the Company since January 1,1999. He served as President and Treasurer of the Company from the Company's inception until January 1, 1999. From November 1986 to October 1996 he served as President and a Director of the Underwriter, American Investors Group, Inc. Prior to November, 1986, he was employed as President of Keenan & Clarey, Inc., Minneapolis, Minnesota, a church bond underwriter and broker-dealer, where he also served as Financial and Operations Principal and as a Director. From January 1976 to March 1984, Mr. Davis was employed as Administrative Vice-President, and Financial and Operations Principal, by Offerman & Co., Inc., Minneapolis, Minnesota, a national broker-dealer and originator of corporate bond financing projects. Mr. Davis has been in the securities business since 1970 and was previously employed with other securities firms in Appleton, Wisconsin and Rockford, Illinois. He holds a Bachelor of Science degree in Liberal Arts from the University of Wisconsin -Whitewater (1967) and completed course work at St. Joseph College, Rensselaer, Indiana. Mr. Davis holds General Securities Representative, General Operations Principal and Financial Operations Principal licenses with the National Association of Securities Dealers, Inc.

    KIRBYJON H. CALDWELL, has served as an Independent Director of the Company since September 1994. He currently is Senior Pastor of Windsor Village United Methodist Church and St. John's United Methodist Church in Houston, Texas, in which capacities he has served since January 1982 and September 1992, respectively. Membership in both churches is approximately 7,500 combined and their ministries reach a broad segment of the Houston region. Kirbyjon Caldwell received his B.A. degree in Economics from Carlton College (1975), an M.B.A. in Finance from the University of Pennsylvania's Wharton School (1977), and his Masters in Theology from Southern Methodist University School of Theology (1981). He is a member of the Boards of Directors of Texas Commerce Bank (Houston), Hermann Hospital (Houston), Greater Houston Partnership, The United Way of The Texas Gulf Coast, and the American Cancer Society. He is also the founder and member of several foundations and other community development organizations.

    ROBERT O. NAEGELE, JR., has served as an Independent Director of the Company since September 1994. Mr. Naegele's professional background includes advertising, real estate development, and consumer products, with a special interest in entrepreneurial ventures and small developing companies. Most recently, he led a group of investors to apply for, and receive an NHL Expansion Franchise, the MINNESOTA WILD, to begin play in a new arena in St. Paul, Minnesota, in the Fall of the year 2000. Mr. Naegele and his wife, Ellis, lived in Minneapolis through 1993 and now reside in Naples, Florida.

    DENNIS J. DOYLE, has served as an Independent Director of the Company since September 1994. He is the owner and co-founder of Welsh Companies, Inc., Minneapolis, Minnesota -- a full-service real estate company involved in property management, brokerage, investment sales, construction and residential and commercial development. Welsh Companies was co-founded by Mr. Doyle in 1980, and has five regional offices and 220 employees. Mr. Doyle is the recipient of numerous civic awards relating to his business skills. He also is a member of the Board of Directors of HEART (a non-profit organization), The Children's Theater (Minneapolis) and Grow Biz International, a publicly-owned company. He is also a member of the Board of Advisors of the MINNESOTA REAL ESTATE JOURNAL, and a member of the International Commercial Realty Services ("ICRS") and National Association of Office and Industrial Parks ("NAIOP").

    JOHN M. CLAREY, has served as an Independent Director of the Company since September 1994. Since January 1992, he has been employed as First Vice President of Miller & Schroeder Financial, Inc., a Minneapolis, Minnesota based investment banking firm and NASD-member broker-dealer. From February 1991 through December 1991, Mr. Clarey was a general partner of the Clarepoint Partners, LP, a private venture capital firm, of which he was one of the founders. From July 1989 to February 1991, he was a Senior Vice President of Miller, Johnson and Kuehn, Inc., a Minneapolis-based broker-dealer. From November 1980 to July 1989, Mr. Clarey served as President and Chief Executive Officer of Allison-Williams Company, a Minneapolis-based investment banking firm specializing in municipal and corporate finance. From September 1965 to November 1970, he was employed as Executive Vice President of Keenan & Clarey, Inc., a Minneapolis broker-dealer specializing in structuring and development of corporate debt issues and financings for churches and other non-profit corporations. During his career in the securities and finance industry, Mr. Clarey has been active as a senior officer and director of local, regional, and national trade and professional associations and has served as a volunteer officer and director of various charitable organizations. He graduated from Marquette University, Milwaukee, Wisconsin (1963) with a B.A. in economics.

    Administration of the day-to-day operations of the Company is provided by the Advisor under the Advisory Agreement. See "THE ADVISOR AND THE ADVISORY AGREEMENT." The Company currently has no employees. The Company's officers receive no compensation for their services, other than through their interests in the Advisor and affiliates of the Company. See "COMPENSATION TO ADVISOR AND AFFILIATES." The Company's officers have no employment contracts with the Company or the Advisor and are considered employees "at will." The Company believes that, because of the depth of management of the Advisor and its Affiliates, the loss of one or more key employees of the Advisor, or one or more officers of the Company, would not have a material adverse effect upon its operations. As required by the Company's Bylaws, a majority of the Directors are Independent Directors in that they are otherwise unaffiliated with and do not receive compensation from the Company (other than in their capacity as Directors) or from the Advisor or the Underwriter.

    The Directors are responsible for considering and approving the policies of the Company. Directors meet as often and devote such time to the business of the Company as their oversight duties may require. Pursuant to the Company's Bylaws, the Independent Directors have the responsibility of evaluating the capability and performance of the Advisor and determining that the compensation being paid to the Advisor by the Company is reasonable.

    Directors and officers are permitted to engage in other activities of the type conducted by the Company, and neither the Company's Articles of Incorporation or Bylaws nor any policy of the Company restricts officers or Directors from conducting, for their own account or on behalf of others, business activities of the type conducted by the Company. See "CONFLICTS OF INTEREST."

    Directors and officers are not relieved of their duties of loyalty to the Company and its Shareholders. The Directors may be removed by a majority vote of all Shares outstanding and entitled to vote at any annual meeting or special meeting called for such purpose.

EXECUTIVE COMPENSATION

    The Company has officers and directors, but no employees as the operations and business of the Company are conducted by the Advisor. Officers of the Company are not compensated other than through their interest in the Advisor and affiliates of the Company. See "COMPENSATION TO ADVISOR AND AFFILIATES," "CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT." AND "THE ADVISOR AND THE ADVISORY AGREEMENT."

    The Company currently pays each Independent Director a fee of $500 for each board meeting ($200 for telephonic meetings), limited to $2,500 per year. The Company reimburses directors for travel expenses incurred in connection with their duties as Directors of the Company. In 1998, the Independent Directors (four in number) were paid a total of $3,200 in director's fees. The Company also has adopted a Stock Option Plan for Directors and the Advisor, under which each Director and the Advisor's President are granted annually options to purchase 3,000 Shares each of the Company's common stock at a price equal to the fair market value at the date of the grant. See "MANAGEMENT-- WARRANTS AND OPTIONS."

FIDUCIARY RESPONSIBILITY OF BOARD OF DIRECTORS; INDEMNIFICATION

    The Board of Directors and the Advisor are accountable to the Company and its Shareholders as fiduciaries. Consequently, they must exercise good faith and integrity in handling the Company's affairs. Similarly, the Advisor has contractual obligations to the Company which it must discharge with the utmost good faith and integrity. This is a rapidly developing and changing area of the law. Shareholders who have questions concerning the duties of the directors should consult with their own counsel.

    The Company's Articles require the Company to indemnify and pay or reimburse reasonable expenses to any individual who is a present or former Director, officer, employee or agent of the Company, PROVIDED THAT: (i) the Director, Advisor or other party seeking indemnification has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Director, the Advisor or other person seeking indemnification was acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the indemnified party, except that in the event the indemnified party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful misconduct; and (iv) such indemnification or agreement to be held harmless is recoverable only out of the assets of the Company and not from the Shareholders. The Company may advance amounts to persons entitled to indemnification for legal and other expenses and costs incurred as a result of legal action instituted against or involving such person if: (i) the legal action relates to the performance of duties or services by the indemnified party for or on behalf of the Company; and (ii) the indemnified party receiving such advances undertakes, in writing, to repay the advanced funds to the Company, with interest at the rate determined by the Company, in cases in which such party would not be entitled to indemnification. The Board of Directors may deny the payment of advances to a non-Independent Director if a majority of the Independent Directors shall determine, in the exercise of their reasonable discretion, that the non-Independent Director seeking advances would not be entitled to indemnification. Subject to the limitations described above, the Company shall have the power to purchase and maintain insurance on behalf of an indemnified party. The Company may procure insurance covering its liability for indemnification. The indemnification permitted by the Articles of the Company is more restrictive than permitted under the Minnesota Business Corporation Act.

WARRANTS AND OPTIONS

    On September 30, 1994, the Board of Directors adopted a Stock Option Plan for Directors and the Advisor (the "Option Plan") to be administered by the Directors, which provides for a grant of an option to purchase 3,000 shares of $.01 par value Common Stock, subject to certain adjustments, to a Director upon his or her appointment or election and upon each re-election (directors are elected annually) or to the Advisor upon the Advisor's appointment or annual re-appointment. The purchase price of the Common Stock granted under each option is the fair market value, as defined in the Option Plan, at the time the option is granted. On November 15, 1994, 1995, 1996, 1997 and 1998, the Company issued options under the Option Plan to each of the six Directors and the President of the Advisor, to purchase 3,000 shares each (an aggregate of 105,000 shares) at a price of $10 per share. These options vested or vest one year after their grant, and are thus exercisable beginning November 15, 1995 through 1999 and expire four years after their grant, and thus expire beginning November 15, 1999 through 2003. Options to purchase 84,000 shares are currently exercisable.

    The Company may grant full-time employees and existing Directors and officers of the Company and the Advisor warrants, options, stock purchase rights, incentive stock options or similar arrangements to purchase shares of Common Stock of the Company. In accordance with applicable state law, the Company has agreed to limit the number of options or warrants issuable to the Advisor, Affiliates or any Directors to ten percent of the outstanding Shares of the Company on the date of grant of any options or warrants. The purchase price of Shares issuable pursuant to such warrants or options will not be less than the fair market value at the time of the grant.

    The Company may refuse to allow the exercise of a warrant into Common Stock if the effect of such exercise or conversion would, in the opinion of counsel for the Company, disqualify or jeopardize the Company as a real estate investment trust under the Code.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

    The following table sets forth as of May 1, 1999, certain information regarding beneficial ownership of the Company's Shares, as adjusted to give effect to the issuance of the Shares offered hereby, by (i) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Shares; (ii) each Director and Executive Officer of the Company; and (iii) all Directors and Officers of the Company as a group. The percentage of Shares outstanding before and after the Offering is calculated separately for each person and excludes Shares issuable upon exercise of options. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the Shares set forth opposite their respective names.

                                                                                              Percent of Shares
                                                                                                 Outstanding
                                                         Number of Shares         Before            After
     Name of Beneficial Owner (1)                     Beneficially Owned (2)     Offering        Offering (5)
     ----------------------------                     ----------------------     --------        ------------
     Iron Workers Local #498.......................          107,295(3)            9.06%             4.00%
     David G. Reinhart ............................           10,000(4)             .84               .37
     Robert O. Naegele, Jr.........................            5,000                .42               .19
     V. James Davis................................            1,215                .10               .05
     Kirbyjon H. Caldwell..........................             ----               ----              ----
     Dennis J. Doyle...............................             ----               ----              ----
     John M. Clarey................................             ----               ----              ----
     All Executive Officers and Directors
       as a Group (six individuals)................           16,215               1.37%              .60%

-------------------------------------------------------

(1) The address for the Directors is 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

(2) Excludes 15,000 Shares (105,000 Shares in the aggregate) which each Director and the President of the Advisor have an option to purchase pursuant to the Stock Option Plan for Directors and the Advisor. Options to purchase 84,000 Shares are currently exercisable. See "MANAGEMENT -- WARRANTS AND OPTIONS."

(3) As of March 31, 1999, the Iron Workers Local 498 Pension Plan and Iron Workers Local 498 Health and Welfare Fund, 4749 W. Lincoln Drive, Suite 202, Matteson Illinois 60443, owns collectively 107,295 Shares. This investor may purchase additional shares in this Offering. In such event, its percentage of Shares outstanding after the Offering would be greater than that indicated in the table above. No beneficial owner may own more than 9.8% of the Shares outstanding at any time during or after the Offering. See "REPURCHASE OF SHARES AND RESTRICTIONS ON TRANSFER."

(4) Shares indicated are owned of record by DRM Holdings, Inc., a Minnesota corporation ("DRM") which owns a total of 20,000 shares of the Company's stock for which it paid $200,000 ($10.00 per share). These shares are "restricted securities" and may not be sold, transferred or assigned without compliance with state and federal rules and regulations governing the transfer of securities considered "restricted," and may be further subject to additional restrictions imposed by states in which the Shares in this Offering are being offered. DRM is owned by David G. Reinhart, the Company's President, Treasurer and a Director; and by Philip J. Myers, the Advisor's President. Messrs. Reinhart and Myers are also directors of the Advisor and of the Underwriter. The number of shares and percentages set forth above are calculated by multiplying the total number of Shares owned by DRM by the percentage such individuals' ownership of stock in DRM relates to the total outstanding shares of stock of DRM. Philip J. Myers, the Advisor's President, could be considered the beneficial owner of 10,000 Shares (.84% before Offering and .37% after Offering). See "MANAGEMENT" and "CONFLICTS OF INTEREST."

(5) Assumes sale of all 1,500,000 Shares offered hereby. Assumes named beneficial owners do not purchase any Shares in this Offering.

             CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

    The Advisor manages the business of the Company subject to the supervision of the Company's Board of Directors. The Advisor provides investment advisory and administrative services to the Company. The Advisor is owned by V. James Davis, David G. Reinhart and Philip J. Myers. Messrs. Davis and Reinhart are officers and Directors of the Company. Messrs. Reinhart and Myers are also shareholders, officers and directors of DRM Holdings, Inc, which owns American Investors Group, Inc. (the "Underwriter"). Messrs. Reinhart and Myers together own all of the total outstanding common stock of DRM Holdings, Inc. The Advisor employs two key persons on a part-time basis, including Philip J. Myers, President and Scott J. Marquis, Vice President. The Company and the Advisor regularly use the services of personnel employed by American Investors Group, Inc. No direct cost is incurred by the Company for such services, except for the Advisory Fee paid to the Company's Advisor.

    Pursuant to an Advisory Agreement, the Company pays the Advisor certain Advisory Fees and expenses and remits one-half of any origination fee collected from a borrower. For the year ended December 31, 1998, the Company paid to the Advisor total Advisory Fees in the amount of $52,944 and the Advisor received Advisor Loan Origination fee income of $49,000. In 1997, the Company paid to the Advisor total Advisory Fees in the amount of $17,545, and the Advisor received Advisor Loan Origination Fee income of $43,980. The Advisor voluntarily waived $15,223 and $23,119 in Advisory fees in 1998 and 1997, respectively. Those Advisory Fees were waived by recommendation by the Advisor to the Board of Directors because of offering and related expenses incurred by the Company in its incipient period of operations and the Advisor's desire to lessen the impact of such expenses on the Company's operations, and because a material portion of the Company's assets had not yet been invested in mortgage loans and/or church bonds, which reduced the Advisor's day-to-day operational activities. The occasional waiver of fees by the Advisor was voluntary and cannot be expected to occur in the future. The Company believes that the terms of the Advisory Agreement are no less favorable to the Company than if it had been entered into between the Company and an independent third party as advisor. See "THE ADVISOR AND THE ADVISORY AGREEMENT" below.

    Pursuant to the Underwriting Agreement, the Company will pay the Underwriter a sales commission equal to 5.95% of the gross amount of sales of the Shares in this Offering, plus a non-accountable expense reimbursement of up to $133,000, assuming all the Shares are sold. See "PLAN OF DISTRIBUTION." The Underwriter is an affiliate of the Advisor. The Company believes that the terms of the Underwriting Agreement are no less favorable to the Company than if it had been entered into between the Company and an independent third party as underwriter. The following table sets forth the name and positions of certain officers and all directors of the Underwriter:

                 NAME                           POSITION
                 ----                           --------
            Philip J. Myers          President, Secretary and Director
            Scott J. Marquis         Vice President
            David G. Reinhart        Chairman of the Board of Directors

    In the course of its business, the Company may purchase church bonds being underwritten and sold by American Investors Group, Inc. Although the Company would not pay any commissions, American will benefit from such purchases as a result of commissions paid to it by the issuer of the bonds. American also may benefit from mark-ups on bonds bought from it and mark-downs on bonds sold through it by the Company on the secondary market. Any church bonds purchased by the Company will be purchased for investment purposes only at the public offering price. Church bonds purchased in the secondary market, if any, will be purchased at the best price available, subject to customary markups (or in the case of sales -- markdowns), on terms no less favorable than those applied to other customers of American, and will not exceed industry standards or in any event (in the case of mark-ups and mark-downs on secondary bond sales and purchases) exceed five percent of the principal amount of bonds purchased or sold. Principals of the Company and the Advisor may receive a benefit in connection with such transactions due to their affiliation with the Underwriter. It is the policy of the Company not to invest in excess of 30% of its Average Invested Assets in church bonds. All future transactions between the Company and its officers, directors and affiliates will be approved, in advance, by a majority of the independent and disinterested Directors.

    In May 1996, the Company purchased, at a discount, from Mr. Dennis Doyle, an Independent Director of the Company, $100,000 principal amount of Second Mortgage Bonds -- Series 1994 (the "Bonds") issued to Mr. Doyle by Resurrection Life Church, Eden Prairie, Minnesota. The bonds had been issued to Mr. Doyle in May 1994 in connection with the sale to the Church by Mr. Doyle and his affiliates of a parcel of land and building. The Underwriter concurrently underwrote a $525,000 First Mortgage Bond issue for this Church in May 1994 in connection with its purchase of the facility. The Church's worship facility was appraised at $725,000 in 1994. The Bonds purchased by the Company have a face value of $100,000 and bear interest at 8.5% per annum. The Company purchased the Bonds for $72,805 and, thus they generate a yield of 11.68% on a current basis, maturing in May 2001. This transaction was unanimously approved by the Board of Directors, including all the

Independent Directors, and was determined to be no less favorable to the Company than if it had been with an independent third party.

                    THE ADVISOR AND THE ADVISORY AGREEMENT

CHURCH LOAN ADVISORS, INC.

    Church Loan Advisors, Inc., a Minnesota corporation (the "Advisor"), was organized on May 27, 1994 to engage in the business of rendering lending and advisory services to the Company, and to administer the business affairs and operations of the Company. The Advisor's offices are located at 10237 Yellow Circle Drive, Minnetonka (Minneapolis), Minnesota 55343.

    The following table sets forth the names and positions of the officers and directors of the Advisor:

                 NAME                           POSITION
                 ----                           --------
            Philip J. Myers          President, Treasurer and Director
            Scott J. Marquis         Vice President, Secretary
            V. James Davis           Director
            David G. Reinhart        Director

    PHILIP J. MYERS, age 43, is President, Treasurer and a Director of the Advisor, having served in such capacities since its inception. He is also currently employed full-time as President, Secretary and a Director of the Underwriter, American Investors Group, Inc. Mr. Myers earned his Bachelor of Arts degree in Political Science in 1977 from the State University of New York at Binghamton and his Juris Doctor Degree from the State University of New York at Buffalo School of Law in 1980. From 1980 until 1982, Mr. Myers served as an attorney with the Division of Market Regulation of the U. S. Securities and Exchange Commission in Washington, D.C. and, from 1982 to 1984, as an attorney with the Division of Enforcement of the Securities and Exchange Commission in San Francisco. From August 1984 to January 1986, he was employed as an attorney with the San Francisco law firm of Wilson, Ryan and Compilongo where he specialized in corporate finance, securities and broker-dealer matters. From January 1986 to January 1989 when he became affiliated with American Investors Group, Inc., Mr. Myers was engaged as Senior Vice-President and General Counsel of Financial Planners Equity Corporation, a 400 broker securities dealer formerly located in Marin County, California. He is a member of the New York, California (inactive status) and Minnesota Bar Associations, and a registered General Securities Principal. Mr. Myers holds General Securities Representative and General Securities Principal licenses with the National Association of Securities Dealers, Inc.

    SCOTT J. MARQUIS, age 41, is Vice-President and Secretary of the Advisor, having served in such capacities since December 13, 1994. He is also currently employed full-time as Vice-President of the Underwriter, American Investors Group, Inc., where he has been employed since February 1987. Prior to his employment with American Investors Group, Inc., Mr. Marquis was employed for approximately seven years with the Minneapolis-based broker dealer, Piper, Jaffray Companies in the capacity of supervisor of its trade clearance department. Mr. Marquis is a licensed financial principal and registered representative of American Investors Group, Inc., and holds his Series 7, 63 and 27 licenses from the National Association of Securities Dealers, Inc.

    See "MANAGEMENT" for a description of the positions and business experience of V. James Davis and David G. Reinhart, both of whom are Directors of the Advisor.

THE ADVISORY AGREEMENT

    The Company has entered into a contract with the Advisor (the "Advisory Agreement") under which the Advisor provides advice and recommendations concerning the affairs of the Company, provides administrative services to the Company and manages the Company's day-to-day affairs. The Advisor provides the following services to the Company:

        - serves as the Company's mortgage loan underwriter and advisor in connection with its primary business of making loans to churches
        - advises and selects Church Bonds to be purchased and held for investment by the Company
        - provides marketing and advertising and generates loan leads directly and through its Affiliates
        - deals with borrowers, lenders, banks, consultants, accountants, brokers, attorneys, appraisers, insurers and others
        - supervises the preparation, filing and distribution of tax returns and reports to governmental agencies, prepares reports to Shareholders and acts on behalf of the Company in connection with Shareholder relations
        - provides office space and personnel
        - reports to the Company on its performance of the foregoing services
        - furnishes advice and recommendations with respect to other aspects of the business of the Company.

    In performing its services under the Advisory Agreement, the Advisor may use facilities, personnel and support services of its affiliates. Expenses such as legal and accounting fees, stock transfer agent, registrar and paying agent fees, and dividend reinvestment agent fees are direct expenses of the Company and are not provided for by the Advisor as part of its services.

    The Advisory Agreement expires annually. The agreement is expected to be renewed annually by the Company, subject to a determination by the Company, including a majority of the Independent Directors, that the Advisor's performance has been satisfactory and that the compensation paid the Advisor by the Company has been reasonable. The Advisory Agreement may be terminated with or without cause by the Company on 60 days written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require the Company to change its name to a name that does not contain the word "American," "America" or the name of the Advisor or any approximation or abbreviation thereof, and that is sufficiently dissimilar to the word "America" or "American" or the name of the Advisor as to be unlikely to cause confusion or identification with either the Advisor or any person or entity using the word "American" or "America" in its name. The Company may continue to use the word "church" in its name. See "COMPENSATION TO ADVISOR AND AFFILIATES." The Company's Directors will determine that any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and justify the compensation provided for in its contract with the Company.

    The Advisor's compensation under the Advisory Agreement is set forth under "COMPENSATION TO ADVISOR AND AFFILIATES." The Advisor is required to pay all of the expenses it incurs in providing services to the Company, including, personnel expenses, rental and other office expenses, expenses of officers and employees of the Advisor (except out-of-pocket expenses of such persons who are directors or officers of the Company incurred in their capacities as Directors and officers of the Company), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. The Company pays its other expenses, including expenses of reporting to governmental agencies and Shareholders, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly incurred relating to closing of loan transactions and to enforcing loan agreements.

    In the event that Total Operating Expenses of the Company exceed in any calendar year the greater of (a) 2% of the Average Invested Assets of the Company or (b) 25% of the Company's net income, the Advisor must reimburse the Company, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by the Company exceed the limitation. The Independent Directors may, upon a finding of unusual and non-recurring factors which they deem sufficient, determine that a higher level of expenses is justified.

    The Company's Bylaws require the Independent Directors to determine at least annually the reasonableness of the compensation paid by the Company to the Advisor. The Company's Independent Directors originally approved the Amended and Restated Advisory Agreement and the Amended and Restated Bylaws on May 19, 1995 and approved on January 19, 1999, the renewal of the Restated Advisory Agreement for another year. Factors considered in reviewing the Advisory Fee include the size of the fees of the Advisor in relation to the size, composition and profitability of the Company's loan portfolio, the rates charged by other investment advisors performing comparable services, the success of the Advisor in generating opportunities that meet the Company's investment objectives, the amount of additional revenues realized by the Advisor for other services performed for the Company, the quality and extent of service and advice furnished by the Advisor, the quality of the Company's investments in relation to investments generated by the Advisor for its own account, if any, and the performance of the Company's investments.

    The Advisory Agreement requires the Company to indemnify the Advisor and each of its directors, officers and employees against expense or liability arising out of such person's activities in rendering services to the Company, provided that the conduct against which the claim is made was determined by such person, in good faith, to be in the best interests of the Company and was not the result of negligence or misconduct.

    The foregoing is a summary of the material provisions of the Advisory Agreement. Reference is made to the Advisory Agreement, filed as an Exhibit to the Registration Statement of which this Prospectus is a part, for a complete statement of its provisions. See "ADDITIONAL INFORMATION."

PRIOR PERFORMANCE OF ADVISOR AND AFFILIATES

    The principals of the Advisor, and the officers of the Company have been engaged in the underwriting of first mortgage bonds issued by churches since 1987. Messrs. Myers and Reinhart, together with American's Director of Underwriting comprise American's "Underwriting Committee," which reviews and approves church mortgage bond financings. These individuals, serving on behalf of the Advisor and the Company, constitute the Company's Underwriting Committee which selects and approves mortgage loans to churches to be made by the Company and mortgage-backed securities and investments acquired by the Company.

    Since its inception in January 1987 through March 31, 1999, American has underwritten approximately 147 church bond financings involving the sale of approximately $222,303,000 in aggregate principal amount of first mortgage bonds issued by churches. The average size of the financings is approximately $1.5 million, and ranged in size from approximately $100,000 to $15.5 million. The number of bondholders (investors) in an average size bond financing is approximately 380. The locations of these financings include 25 states and all regions of the United States. See "APPENDIX I, TABLE III."

    Of the bond financings underwritten by American, approximately five have been retired early. Three of the bond issues underwritten by American since its inception have experienced an event of default, as described in APPENDIX I attached hereto. Additional information with respect to the bond financings conducted by the Advisor's affiliate and Underwriter, American Investors Group, Inc. ("American") are set forth in the Appendices. See "APPENDIX I."

                         FEDERAL INCOME TAX CONSEQUENCES

    THE DISCUSSION OF FEDERAL INCOME TAX TREATMENT OF REAL ESTATE INVESTMENT TRUSTS AND THEIR SHAREHOLDERS SET FORTH BELOW IS A SUMMARY. IT DOES NOT ADDRESS ALL POTENTIAL CONSEQUENCES OF WHETHER THE COMPANY QUALIFIES AS A REIT. THIS SUMMARY DOES NOT ADDRESS THE SPECIFIC CONSEQUENCES TO EACH PURCHASER OF AN INVESTMENT IN THE SHARES. EACH PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC CONSEQUENCES OF THE PURCHASE OF SHARES, INCLUDING THE APPLICATION OF STATE AND LOCAL TAX LAWS AND OF ANY POSSIBLE CHANGES IN THE TAX LAWS.

QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST

    GENERAL. The Company operates as a real estate investment trust under the Internal Revenue Code (the "Code"). The ability of the Company to qualify as a REIT depends, in part, on the timing and nature of the Company's investments. There can be no assurance that the Company will qualify to be taxed as a REIT. Qualification as a real estate investment trust is dependent on future events.

    In the opinion of Maun & Simon, PLC, whose opinion has been filed as an exhibit to the Registration Statement of which this Prospectus is a part, the Company has been organized in conformity with the requirements for qualification as a REIT and the Company's method of operation permits it to meet the requirements for qualification and taxation as a REIT. This opinion is based on various assumptions and is conditioned upon certain representations made by the Company as to factual matters. In addition, this opinion is based upon the factual representations made by the Company concerning its business set forth in this Prospectus. Qualification and taxation as a REIT depends upon the Company's ability to meet, through actual annual operating results, distribution levels and diversity of stock ownership, the various qualification tests imposed under the Code discussed below, the results of which will not be reviewed by Maun & Simon, PLC or other legal counsel. No assurance can be given that the Company's business or that the actual results of the Company's operation for any particular taxable year will satisfy the REIT requirements. The anticipated income tax treatment described in this Prospectus may be changed, perhaps retroactively, by legislative, administrative or judicial action at any time.

    The following is a general summary of the provisions that govern the federal income tax treatment of a REIT and its shareholders. This summary is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative and judicial interpretations thereof.

    The Code provides special tax treatment for organizations that qualify as REITs. An entity that qualifies as a REIT generally is not subject to federal corporate income taxes on its net income that is currently distributed to Shareholders. This treatment substantially eliminates the "double taxation" (at the corporate and shareholder levels) that generally results from investment in a corporation.

    Even if the Company qualifies as a REIT, the Company will be subject to federal income tax as follows:

        - The Company will be taxed at regular corporate rates on any undistributed REIT taxable income, including undistributed net capital gains; provided, however, that if the Company has a net capital gain, it will be taxed at regular corporate rates on its undistributed REIT taxable income, computed without regard to net capital gain and the deduction for capital gains dividends, plus a 35% tax on undistributed net capital gain, if its tax as thus computed is less than the tax computed in the regular manner.
        - Under certain circumstances, the Company may be subject to the "alternative minimum tax" on its items of tax preference.
        - If the Company has (i) net income from the sale or other disposition of "foreclosure property" which is held primarily for sale to customers in the ordinary course of business or (ii) other non-qualifying income from foreclosure property, it will be subject to tax at the highest regular corporate rate on such income.
        - If the Company has net income from "prohibited transactions" (which are, in general, certain sales or other dispositions of property (other than foreclosure property) held primarily for sale to customers in the ordinary course of business by the Company, (i.e., when the Company is acting as a dealer)), such income will be subject to a 100% tax.
        - If the Company fails to satisfy the 75% gross income test or the 95% gross income test (as discussed below), and has nonetheless qualified as a REIT because certain other requirements have been met, it will be subject to a 100% penalty tax on the gross income attributable to the greater of the amount by which the Company fails the 75% or 95% test, multiplied by a fraction intended to reflect the Company's profitability.
        - If the Company fails to distribute by the end of each year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Company will be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.
        - If the Company acquires any asset (a "Built-In Gain Asset") from a
          C corporation (i.e., generally a corporation subject to full corporate-level tax) in a transaction in which the basis of the asset in the Company's hands is determined by reference to the basis of the asset (or any other property) in the hands of the C corporation, and the Company recognizes gain on the disposition of such asset during the 10-year period (the "Recognition Period") beginning on the date on which such asset was acquired by the Company, then, to the extent of the built-in gain (i.e., the excess of the fair market value of such asset on the date such asset was acquired by the Company over the Company's adjusted basis in such asset on such date), such gain will be subject to tax at the highest regular corporate rate pursuant to Treasury Regulations that have not yet been promulgated.

    REQUIREMENTS FOR QUALIFICATION. The Code defines a REIT as a corporation, trust or association (i) which is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;
(iii) which would be taxable, but for Sections 856 through 859 of the Code, as a domestic corporation; (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% of the outstanding stock of which is owned, directly or indirectly, by five or fewer individuals (which term includes certain entities); and (vii) which meets certain other tests, described below. Conditions (i) to (iv) must be met during the entire taxable year. Condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months.

    To qualify as a REIT for a taxable year, the Company must elect or previously have elected to be so treated and must meet other requirements, certain of which are summarized below, including percentage tests relating to the sources of its gross income, the nature and diversification of the Company's assets and the distribution of its income to Shareholders.

    ASSET TESTS. At the close of each quarter of its taxable year, the Company must satisfy three tests relating to the nature and diversification of its assets:

     1. At least 75% of the value of the Company's total assets must be represented by real estate assets, cash, cash items and government securities.

     2. Not more than 25% of the Company's total assets may be represented by certain securities other than those includable in the 75% asset class.

     3. Of the investments included in the 25% asset class, the value of any one issuer's securities owned by the Company may not exceed 5% of the value of the Company's total assets and the Company may not own more than 10% of any one issuer's outstanding voting securities.


    INCOME TESTS. There are three income requirements necessary for maintenance of REIT status.

    First, at least 75% of the Company's gross income (excluding gross income from certain sales of property held primarily for sale) for each taxable year must be derived directly or indirectly from: (i) rents from real property;
(ii) interest on obligations secured by mortgages on real property or interests in real property; (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) not held primarily for sale to customers in the ordinary course of business; (iv) dividends or other distributions on, and gain (other than gain from prohibited transactions) from the sale or other disposition of, transferable shares in other real estate investment trusts;
(v) abatements and refunds of taxes on real property; (vi) income and gain derived from foreclosure property (as defined in the Code); (vii) amounts (other than amounts the determination of which depend in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements to make loans secured by mortgages on real property or interests in real property, or to purchase or lease real property (including interests in real property and interests in mortgages on real property); (viii) gain from the sale or other disposition of a real estate asset which is not a prohibited transaction; and (ix) qualified temporary investment income.

    Second, at least 95% of the Company's gross income (excluding gross income from certain sales of property held primarily for sale) for each taxable year must be derived from the sources described above with respect to the 75% test, or from dividends, interest, or gain from the sale, exchange or other disposition of stock or securities. Dividends and interest on any obligations not secured by an interest in real property are included for purposes of the 95% test, but not for purposes of the 75% test.

    Third, short-term gain from the sale or other disposition of stock or securities, gain from certain sales of property held primarily for sale, and gain from certain sales of real property held for less than four years (apart from involuntary conversions and foreclosure property) must represent less than 30% of the Company's gross income for each taxable year.

    Interest that may be received by the Company generally will not qualify as "interest" in satisfying the gross income requirements if the amount of interest received is based in whole or in part on the income or profits of any person. However, interest based on a fixed percentage or percentages of gross receipts or sales may qualify as "interest." Generally, if a loan is secured by both personal property and real property, interest must be allocated between the personal property and the real property, with only the interest allocable to the real property qualifying as mortgage interest under the 75% gross income test. Treasury Regulations provide that if a loan is secured by both personal and real property and the fair market value of the real property as of the commitment date equals or exceeds the amount of the loan, the entire interest amount will qualify under the 75% gross income test. If the amount of the loan exceeds the fair market value of the real property, the interest income is allocated between real property and personal property based on the relative fair market value of each. Under certain circumstances, income from shared appreciation mortgages may qualify under the REIT gross income requirements.

    The Company believes that interest received under the Company's mortgage loans should qualify as "interest" for purposes of the REIT gross income requirements and, except for certain interest receipts, should qualify as mortgage interest for purposes of the REIT 75% gross income requirement.

    In the case of a real estate investment trust which is a partner in a partnership, Treasury Regulations provide that the character of gross income of the partnership shall retain the same character in the hands of the partners for purposes of Section 856 of the Code, including satisfying the 75% and 95% gross income tests.

    If the Company fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for such year if it is entitled to relief under certain provisions of the Code. These relief provisions may be available if the Company can establish that its failure to meet such tests was due to reasonable cause and not due to willful neglect, the Company attaches a schedule of sources of its income to its return, and any incorrect information was not due to fraud with intent to evade tax. It is not possible, however, to state whether in all circumstances the Company would be entitled to the benefit of these relief provisions. If these relief provisions apply, a special 100% tax is imposed (See "GENERAL").

    The Company does not intend to hold any property "primarily for sale to customers in the ordinary course of its trade or business" and intends to do whatever is reasonably prudent to avoid so holding any property, consistent with the investment objectives of the Company. However, whether property is held as "dealer property" depends on the facts and circumstances in effect, including those relating to a particular property. As a result, complete assurance cannot be given that the Company can avoid "dealer" status. If the Service were to successfully characterize the Company as a dealer, sales of Company property could be subject to a 100% excise tax, capital gain treatment on sales of Company property could be unavailable and the Company could fail to satisfy the 95%, 75% or 30% income tests.

    OWNERSHIP REQUIREMENTS. The Company's capital stock must be held by 100 or more persons for at least 335 days of each full taxable year (or proportionate part of any shorter taxable year). No more than 50% in value of the Company's outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals at any time during the last half of the Company's taxable year. To attempt to assure compliance with this 50% diversity of ownership requirement, the Company's Articles of Incorporation prohibit any Shareholder from acquiring, directly or indirectly, more than 9.8% of the outstanding capital stock of the Company. For purposes of the 50% ownership test, pension funds and certain other tax-exempt entities are treated as individuals. In addition, for purposes of the 50% ownership test, certain attribution rules of the Code are applied to determine whether such test is satisfied. These attribution rules provide, among other things, that capital stock owned by a member of a partnership is not attributed to its partners. Treasury Regulations require a real estate investment trust to maintain records which demonstrate compliance with stock ownership requirements. In accordance with these Treasury regulations, the Company must demand from record Shareholders written statements which disclose information concerning the actual ownership of the capital stock. Any record Shareholder who does not provide the Company with the required information concerning actual ownership of the Shares is required to include certain specified information relating thereto on the Shareholder's income tax return.

    The Company uses the calendar year as its annual accounting period for federal income tax purposes. The Company uses the accrual method of accounting for federal income tax and accounting purposes.

    Treasury Regulations require that the Directors have continuing exclusive authority over the management of the Company, the conduct of its affairs and, with certain limitations, the management and disposition of the Company's assets. The Company intends to meet these requirements. Absent a ruling from the Internal Revenue Service, there can be no guarantee that certain Shareholder or Advisor rights would not be considered to violate the "exclusive authority" requirement.

    DISTRIBUTION REQUIREMENTS. The Company, in order to qualify as a real estate investment trust, is required to distribute to its Shareholders, on a non-preferential basis, an amount at least equal to the sum of 95% of the Company's "real estate investment trust taxable income" (which is computed without regard to net capital gains) and 95% of the net income from foreclosure property. Such distributions must be made in the taxable year to which they relate or, if declared before the timely filing (including extensions) of the Company's tax return for such year and paid not later than the first dividend payment made after such declaration, such distribution may be made in the following taxable year and still be considered in determining whether the Company satisfied its minimum distribution requirements for the preceding year.

    To the extent that the Company does not distribute all of its net long-term capital gain or distributes at least 95%, but less than 100%, of its "REIT taxable income," as adjusted, it will be subject to tax thereon at regular corporate tax rates. Furthermore, if the Company should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income for prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. The Company intends to make timely distributions sufficient to qualify for tax status as a REIT.

    The distribution requirement is based on taxable income rather than available cash. While the Company expects to meet the distribution requirement, the Company's ability to make the required distributions may be impaired if the Company has insufficient cash flow or has excessive non-cash income or nondeductible expenditures. The Company's ability to make the required distributions depends on many factors which are beyond the Company's control. The Company may arrange for short-term, or possibly long-term borrowings in order to meet the 95% requirement. Any distributions reinvested pursuant to the Dividend Reinvestment Plan will be treated as distributions for purposes of determining compliance with the 95% distribution requirement.

    Under certain circumstances, the Company may be able to rectify a failure to meet the distribution requirement for a year by paying "deficiency dividends" to Shareholders in a later year, which may be included in the Company's deduction for dividends paid for the earlier year. The Company will be required to pay interest and a penalty based upon the amount of any deduction taken for deficiency dividends.

FAILURE OF THE COMPANY TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST

    If the Company fails to qualify as a REIT in any taxable year and the relief provisions described above do not apply, then the Company will be subject to a tax (including any applicable minimum tax) on its taxable income computed in the usual manner for corporate taxpayers without any deduction for dividends paid. In such event, to the extent of current and accumulated earnings and profits, all distributions to Shareholders will be taxable as ordinary income, and, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, the Company will also be prohibited from electing to be taxed as a real estate investment trust for the four taxable years following the year during which qualification is lost. In order to renew its REIT qualifications at the end of such a four-year period, the Company would be required to distribute all of its current and accumulated earnings and profits before the end of the period. Any distributions would be taxable as ordinary income to Shareholders. If the Company fails to qualify as a REIT in any year, the Company could incur significant income tax liabilities which could reduce the amount of cash available for distribution to its Shareholders and cause the Company to incur substantial indebtedness or liquidate investments in order to pay the resulting taxes.

TAXATION OF THE COMPANY'S SHAREHOLDERS

    For any year for which the Company is treated as a REIT, distributions made to the Company's Shareholders will be treated by them as ordinary income (which will not be eligible for the dividends received deduction for corporations). Distributions designated as capital gain dividends will be taxed as long-term capital gains to the extent they do not exceed the Company's actual net capital gain dividend for the taxable year. Corporate Shareholders may be required to treat up to 20% of any such capital gain dividend as ordinary income. Distributions in excess of current or accumulated earnings and profits will not be taxable to a Shareholder to the extent that they do not exceed the adjusted basis of the Shareholder's shares of stock, but rather a return of capital that will reduce the adjusted basis of such shares of stock. To the extent that such distributions exceed the adjusted basis of Shareholder's shares of stock they will be included in income as long-term or short-term capital gain assuming the shares are held as a capital asset in the hands of the Shareholder. The Company will notify Shareholders at the end of each year as to the portions of the distributions which constitute ordinary income, net capital gain or return of capital.

    Any dividend declared by the Company in October, November or December of any year payable to a Shareholder of record on a specified date in any such month shall be treated as both paid by the Company and received by the shareholder on December 31 of such year, provided that the dividend is paid by the Company during January of the following calendar year. Shareholders may not include in their individual income tax returns any net operating losses or capital losses of the Company.

    In general, any gain or loss upon a sale or exchange of shares by a Shareholder who has held such Shares as a capital asset will be long-term or short-term depending on whether the stock was held for more than one year. However, any loss on the sale or exchange of Shares that have been held by such Shareholder for six months or less will be treated as a long-term capital loss to the extent of distributions from the Company required to be treated by such Shareholders as long-term capital gain.

TAXATION OF TAX-EXEMPT SHAREHOLDERS

    For taxable years beginning in 1994 the Code treats a portion of the dividends paid by a "pension held REIT" as Unrelated Taxable Business Income ("UBTI") as to any trust which (i) is described in Section 401(a) of the Code, (ii) is tax-exempt under Section 501(a) of the Code, and (iii) holds more than 10% (by value) of the interests in the REIT. Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as "qualified trusts."

    A real estate investment trust is a "pension held REIT" if (i) it would not have qualified as a real estate investment trust but for the fact that
Section 856(h)(3) of the Code provides that stock owned by qualified trusts shall be treated, for purposes of the "not closely held" requirement, as owned by the beneficiaries of the trust (rather than by the trust itself), and (ii) EITHER (a) at least one such qualified trust holds more than 25% (by value) of the interests in the REIT, OR (b) one or more such qualified trusts, each of whom owns more than 10% (by value) of the interests in the REIT, hold in the aggregate more than 50% (by value) of the interests in the REIT.

TAX CONSEQUENCES FOR FOREIGN INVESTORS

    The preceding discussion does not address the federal income tax consequences to foreign investors of an investment in the Company. Foreign investors in the Shares should consult their own tax advisors concerning those provisions of the Code which deal with the taxation of foreign taxpayers. In particular, foreign investors should consider, the impact of the Foreign Investors

Real Property Tax Act of 1980. In addition, various income tax treaties between the United States and other countries could affect the tax treatment of an investment in the Shares. The backup withholding and information reporting rules are under review by the United States Treasury, and their application to the Common Stock could be changed prospectively or retroactively by future Treasury Regulations.

BACKUP WITHHOLDING

    The Company will report to its domestic Shareholders and the IRS the amount of dividends paid during each calendar year, and the amount of tax withheld, if any. Under the backup withholding rules, a Shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid unless such holder (a) is a corporation or comes within certain other exempt categories and when required, demonstrates this fact, or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A Shareholder that does not provide the Company with a correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the Shareholder's income tax liability. The Company may be required to withhold a portion of capital gain distributions to any Shareholders who fail to certify their non-foreign status to the Company.

STATE AND LOCAL TAXES

    The Company or its Shareholders may be subject to state or local taxation in the state or local jurisdiction in which the Company's investments or loans are located or in which the Shareholders reside. Prospective Shareholders should consult their tax advisors for an explanation of how state and local tax laws could affect their investment in the Shares.

OTHER TAX CONSEQUENCES

    In the event the Company enters into any joint venture transactions, special tax risks might arise. Such risks include possible challenge by the IRS of (i) allocations of income and expense items, which could affect the computation of taxable income of the Company and (ii) the status of the joint venture as a partnership (as opposed to a corporation). If a joint venture were treated as a corporation, the joint venture would be treated as a taxable entity and if the Company's ownership interest in the joint venture exceeds 10%, the Company would cease to qualify as a REIT. Furthermore, in such a situation even if the Company ownership does not exceed 10%, distributions from the joint venture to the Company would be treated as dividends, which are not taken into account in satisfying the 75% gross income test described above and which could therefore make it more difficult for the Company to qualify as a REIT for the taxable year in which such distribution was received. An interest in the joint venture would not qualify as a "real estate asset" which could make it more difficult for the Company to meet the 75% asset test described above. On such a situation the Company would not be able to deduct its share of losses generated by the joint venture in computing its taxable income. See "FAILURE OF THE COMPANY TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST" above for a discussion of the effect of the Company's failure to meet such tests for a taxable year. The Company will not enter into any joint venture unless it has received from its counsel an opinion to the effect that the joint venture will be treated for tax purposes as a partnership. Such opinion will not be binding on the IRS and no assurance can be given that the IRS might not successfully challenge the status of any such joint venture as a partnership.

                               ERISA CONSEQUENCES

    The following is a summary of material consequences arising under ERISA and the prohibited transaction provisions of Internal Revenue Code Section 4975 that may be relevant to a prospective purchaser. This discussion does not deal with all aspects of ERISA or Code Section 4975 or, to the extent not preempted, state law that may be relevant to particular employee benefit plan Shareholders (including plans subject to Title I of ERISA, other employee benefit plans and IRAs subject to the prohibited transaction provisions of Code Section 4975, and governmental plans and church plans that are exempt from ERISA and Code Section 4975 but that may be subject to state law requirements) in light of their particular circumstances. EMPLOYEE BENEFIT PLANS SUBJECT TO ERISA AND THE CODE CONSIDERING PURCHASING THE SHARES SHOULD CONSULT WITH THEIR OWN TAX OR OTHER APPROPRIATE COUNSEL REGARDING THE APPLICATION OF ERISA AND THE CODE TO THEIR PURCHASE OF THE SHARES.

FIDUCIARY CONSEQUENCES

    Certain employee benefit plans and individual retirement accounts and individual retirement annuities (collectively, "Plans"), are subject to various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code. Before investing in the Shares, a Plan fiduciary should ensure that such investment is in accordance with ERISA's fiduciary standards. A Plan fiduciary should ensure that the investment is in accordance with the governing instruments and the overall policy of the Plan and that the investment will comply with the diversification and composition requirements of ERISA. In addition, provisions of ERISA and the Code prohibit certain transactions in Plan assets that involve persons who have specified relationships with a Plan. The consequences of such prohibited transactions include excise taxes, disqualifications of IRAs and other liabilities. A Plan fiduciary should ensure that any investment in the Shares will not constitute a prohibited transaction.

PLAN ASSETS ISSUE

    A prohibited transaction may occur if the assets of the Company are deemed to be Plan assets. In certain circumstances where a Plan holds an interest in an entity, the assets of the entity are deemed to be Plan assets (the "look-through rule"). Under such circumstances, any person that exercises authority or control with respect to the management or disposition of such assets is a Plan fiduciary. Plan assets are not defined in ERISA or the Code, but the United States Department of Labor has issued Regulations, effective March 13, 1987 (the "Regulations"), that outline the circumstances under which a Plan's interest in an entity will be subject to the look-through rule.

    The Regulations apply only to the purchase of a Plan of an "equity interest" in an entity, such as common stock of a REIT. The term "equity interest" means any interest in an entity other than an investment that is treated as indebtedness under applicable local law and which has no substantial equity features. However, the Regulations provide an exception to the look-through rule for equity interests that are "publicly-offered securities" and for equity interests in an "operating company."

    Under the Regulations a "publicly-offered security" is a security that is
(1) freely transferable, (2) part of a class of securities that is widely-held, and (3) part of a class of securities that is registered under
Section 12(b) or 12(g) of the Exchange Act or sold to a Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Securities and Exchange Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. Whether a security is considered "freely-transferable" depends on the facts and circumstances of each case. Generally, if the security is part of an offering in which the minimum investment is $10,000 or less and any restriction on or prohibition against any transfer or assignment of such security is for the purposes of preventing a termination or reclassification of the entity for federal or state tax purposes, the security will not be prevented from being considered freely transferable. A class of securities is considered "widely-held" if it is a class of securities that is owned by 100 or more investors independent of the issuer and of one another.

    The Company believes that the Shares offered hereby will meet the criteria of the publicly-offered securities exception to the look-through rule. First, the Company anticipates that the Shares will be considered to be freely transferable, as the only restriction upon its transfer are those required under federal tax laws to maintain the Company's status as a REIT. Second, the Company believes that the Shares will be held by 100 or more investors and that at least 100 or more of these investors will be independent of the Company and of one another. Third, the Shares will be part of an offering of securities to the public pursuant to an effective registration statement under the Exchange Act and will be registered under the Exchange Act within 120 days (or such later time as may be allowed by the Securities and Exchange Commission) after the end of the fiscal year of the Company during which the offering of such securities to the public occurs. Moreover, the Company believes that equity participation in the Company by Plans will not be significant as defined by the Regulations. Accordingly, the Company believes that if a Plan purchases the Shares, the Company's assets should not be deemed to be Plan assets and, therefore, that any person who exercises authority or control with respect to the Company's assets should not be a Plan fiduciary.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

    The authorized capital stock of the Company consists of 50,000,000 undesignated shares, of which the Company's Board of Directors has established that 30,000,000 shares are Common Stock, par value of $0.01 per share. Pursuant to the Company's Articles of Incorporation, the Company's Board of Directors has the authority to divide the balance of the authorized capital stock into classes and series with relative rights and preferences and at such par value as the Board of Directors may establish from time to time. Each share of Common Stock is entitled to participate equally in dividends when and as declared by the directors and in the distribution of assets of the Company upon liquidation. Each authorized share is entitled to one vote and will be fully paid and nonassessable by the Company upon issuance and payment therefor. Each authorized share has no preference, conversion, exchange, preemptive or cumulative voting rights. There are no cumulative voting rights in electing directors.

WARRANTS AND OPTIONS

    The Company has issued to its Directors and the President of the Advisor warrants to purchase 15,000 Shares each at a purchase price of $10.00 per Share. See "MANAGEMENT--WARRANTS AND OPTIONS."

REPURCHASE OF SHARES AND RESTRICTIONS ON TRANSFER

    Two of the requirements for qualification for the tax benefits accorded by the real estate investment trust provisions of the Code are that (i) during the last half of each taxable year not more than 50% of the outstanding capital stock may be owned directly or indirectly by five or fewer individuals and (ii) there must be at least 100 shareholders for at least 335 out of 365 days of each taxable year or the proportionate amount for any partial taxable year. See "FEDERAL INCOME TAX CONSEQUENCES."

    The Company's Articles of Incorporation prohibit any person or group of persons from holding, directly or indirectly, ownership of a number of Shares in excess of 9.8% of the outstanding capital stock. Shares owned by a person or group of persons in excess of such amounts are referred to in the Articles of Incorporation and herein as "Excess Shares." For this purpose, Shares shall be deemed to be owned by a person if they are constructively owned by such person under the provisions of Section 544 of the Code (as modified by Section 856(h) of the Code) or are beneficially owned by such person under the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The term "group" has the same meaning as that term has for purposes of Section 13(d)(3) of the Exchange Act. Accordingly, Shares owned or deemed to be owned by a person who individually owns less than 9.8% of the outstanding capital stock may nevertheless be Excess Shares if such person is a member of a group which owns more than 9.8% of the outstanding capital stock.

    The Company's Articles of Incorporation provide that in the event any person acquires Excess Shares, such Excess Shares may be redeemed by the Company, at the discretion of the Board of Directors. Except as set forth below, the redemption price for Excess Shares is the closing price as reported on the NASDAQ System on the last business day prior to the redemption date or, if the shares are listed on an exchange, the closing price on the last business day prior to the redemption date or, if neither listed on an exchange nor quoted on the NASDAQ System, the net asset value of the Excess Shares as determined in good faith by the Board of Directors. In no event, however, may the purchase price of the Shares redeemed be greater than their net asset value as determined by the Board of Directors in good faith. To redeem Excess Shares, the Board of Directors must give a notice of redemption to the holder of such Excess Shares not less than 30 days prior to the date fixed by the Board of Directors for redemption. The redemption price for Excess Shares will be paid on the redemption date fixed by the Board of Directors and included in such notice. Excess Shares cease to be entitled to any distribution and other benefits from and after the date fixed for redemption, except the right to payment of the redemption price for such Shares.

    Under the Company's Articles of Incorporation, any transfer of Shares that would result in the disqualification of the Company as a real estate investment trust under the Code is void to the fullest extent permitted by law. The Board of Directors is authorized to refuse to transfer Shares to a person if, as a result of the transfer, that person would own Excess Shares. Upon demand by the Board of Directors, a Shareholder is required to file with the Company an affidavit setting forth, as to that Shareholder, the information required to be reported in returns filed by Shareholders under the Treasury Regulation Section 1.857-9 and in reports filed under Sections 13(d) and 16(b) of the Exchange Act. Each proposed transferee of Shares, upon demand of the Board of Directors, also may be required to file a statement or affidavit with the Company setting forth the number of Shares already owned by the transferee and any related persons. The transfer or sale of Shares also are subject to compliance with applicable state "Blue Sky" laws.

DIVIDEND REINVESTMENT PROGRAM

    The Dividend Reinvestment Program (the "DRP") allows Shareholders to automatically reinvest dividends by purchasing additional Shares from the Company. Purchases under the DRP are not subject to selling commissions or other distribution-type fees and costs. Shareholders who elect to take part in the DRP will authorize the Company to use dividends payable to them to purchase additional Shares. However, a Shareholder will not be able to acquire Shares under the DRP to the extent such purchase would cause it to own, directly of indirectly, more than 9.8% of the outstanding common stock of the Company. Only Shareholders are eligible to participate in the DRP.

    Participants in the DRP may purchase fractional Shares so that 100% of Dividends will be used to acquire Shares. Shares will be purchased under the DRP on the record date for the Dividend used to purchase Shares. The record date for dividends for Shares acquired under the DRP will be on the first day of the month subsequent to the month of purchase. Each Shareholder electing to participate in the DRP agrees to promptly notify the Company in writing if, at any time prior to listing of the Shares on a national securities exchange or market, the Shareholder fails to meet the suitability requirements for making an investment in the Company or cannot make the other representations or warranties set forth in the Subscription Agreement.

    The Dividend Reinvestment Agent will vote all shares held in the participant's account in the same way in which each participant votes shares of the Company standing of record in the participant's name by the regular proxy returned by participant to the Company. If the Dividend Reinvestment Agent sent to the participant a separate proxy covering the shares credited to participant's dividend reinvestment account, then such shares will be voted as designated in such separate proxy. If the participant does not direct the voting of shares by regular or separate proxy, then the shares credited to the participant's dividend reinvestment account will not be voted. Stock dividends or stock splits distributed by the Company on shares held by the Dividend Reinvestment Agent for the participant will be credited to the participant's account.

    If the Company makes available to its Shareholders rights to purchase additional shares or other securities of the Company, the Dividend Reinvestment Agent will sell rights accruing to shares held by the Dividend Reinvestment Agent for the participant and will combine the resultant funds with the next regular dividend for reinvestment at that time. If a participant desires to exercise such rights, the participant must request that certificates be issued for full shares, as described below.

    The reinvestment of dividends does not relieve the participant of income tax payable on such dividends. The Dividend Reinvestment Agent will report the amount of dividends credited to participants' accounts. Participants in the DRP may not sell, pledge, hypothecate or otherwise assign or transfer their account, any interest therein or any cash or shares credited to the participant's account. No attempt at any such sale, pledge, hypothecation or other assignment or transfer will be effective.

    During the Offering Period and until such time as a market develops for the Shares (of which there can be no assurance) DRP participants will acquire Shares from the Company at a fixed price of $10.00 per Share. In the event that a secondary market develops for the Shares, Shares may be bought and sold on the secondary market at prices lower or higher than the $10.00 per Share price which will be paid under the DRP. The Company will receive no fee for selling Shares under the DRP. The Company does not warrant or guarantee that DRP participants will be acquiring Shares at the lowest possible price. A participant may terminate participation in the DRP at any time without penalty, by delivering written notice to the Company a minimum of ten business days prior to the record date for the next dividend. Upon termination, dividends will be distributed to the Shareholder instead of being used to purchase Shares under the DRP.

    Within 90 days after the end of the Company's fiscal year, the Company will provide each shareholder with an individualized report on his or her investment, including the purchase date(s), purchase price and number of Shares owned, as well as the dates of distribution and amounts of dividends received during the prior fiscal year. Participants will also receive during the year quarterly statements showing activity since the last statement and current shares in their DRP account. The individualized statement to Shareholders will include receipts and purchases relating to each participant's participation in the DRP. The Dividend Reinvestment Agent will hold the shares purchased until termination of participant's participation in the DRP. At the participant's request, certificates for full shares held by the Dividend Reinvestment Agent may be issued at any time or on a continuous basis as they are credited to the participants DRP account. The servicing agent for the Company's DRP program is Gemisys Corporation, 7103 South Revere Parkway, Englewood, Colorado, 80112, telephone: (303) 705-6000.

REPURCHASE OF SHARES BY THE COMPANY

    Although the Shares are not redeemable by the Company, the Company may at its complete discretion, repurchase Shares offered to it by Shareholders. The Company may pay whatever price the Advisor deems appropriate and reasonable, and any such Shares repurchased will be re-designated as "unissued," will no longer be entitled to distribution of dividends, and will cease to have voting rights.

TRANSFER AGENT AND REGISTRAR

    The transfer agent and registrar for the Company's capital stock is Gemisys Corporation, 7103 South Revere Parkway, Englewood, Colorado 80112, telephone: (303) 705-6000.

                    SUMMARY OF THE ORGANIZATIONAL DOCUMENTS

    Each Shareholder is bound by and deemed to have agreed to the terms of the organizational documents by his, her or its election to become a Shareholder. The organizational documents, consisting of Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, were reviewed and ratified by the Directors (including the Independent Directors) on May 19, 1995. The following is a summary of certain provisions of these documents. This summary is qualified in its entirety by specific reference to the organizational documents filed as Exhibits to the Registration Statement of which this Prospectus is a part.

CERTAIN ARTICLE AND BYLAW PROVISIONS

    Shareholders' rights and related matters are governed by the Minnesota Business Corporation Act, the Amended and Restated Articles and the Amended and Restated Bylaws. Certain provisions of the Articles and Bylaws, which are summarized below, may make it more difficult to change the composition of the Board and may discourage an attempt by a person or group to obtain control of the Company.

    The Bylaws provide for annual meetings of Shareholders. Special meetings of Shareholders may be called by (i) the Chief Executive Officer of the Company, (ii) a majority of the members of the Board of Directors or a majority of the Independent Directors or (iii) Shareholders holding at least 10% of the outstanding Shares of common stock entitled to vote at the meeting.

BOARD OF DIRECTORS

    The Bylaws provide that the Board establishes the number of directors of the Company but may not be fewer than three (3) nor more than nine (9), a majority of which must be Independent Directors. Any vacancy will be filled by a majority of the remaining Directors, except that a vacancy of an Independent Director position must follow a nomination by the remaining Independent Directors. The Directors may leave a vacancy unfilled until the next regular meeting of the Shareholders.

LIMITATIONS ON DIRECTOR ACTIONS

    Without concurrence of a majority of the outstanding Shares, the Directors may not: (i) amend the Articles or Bylaws, except for amendments which do not adversely affect the rights, preferences and privileges of Shareholders including amendments to provisions relating to, Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (ii) sell all or substantially all of the Company's assets other than in the ordinary course of the Company's business or in connection with liquidation and dissolution;
(iii) cause the merger or other reorganization of the Company; or (iv) dissolve or liquidate the Company.

    A majority of the then outstanding Shares may, without the necessity for concurrence by the Directors, vote to: (i) amend the Bylaws; (ii) terminate the corporation; or (iii) remove the Directors.

MINNESOTA ANTI-TAKEOVER LAW

    The Company is governed by the provisions of Sections 302A.671 and 302A.673 of the Minnesota Business Corporation Act. In general, Section 302A.671 provides that the shares of a corporation acquired in a "control share acquisition" have no voting rights unless voting rights are approved in a prescribed manner. A "control share acquisition" is an acquisition, directly or indirectly, of beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% or more in the election of directors. In general, Section 302A.673 prohibits a public Minnesota corporation from engaging in a "business combination" with an "interested shareholder" for a period of four years after the date of the transaction in which the person became an interested shareholder, unless the business combination is approved in a prescribed manner. "Business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested shareholder. An "interested shareholder" is a person who is the beneficial owner, directly or indirectly, of 10% or more of the corporation's voting stock or who is an affiliate or associate of the corporation and at any time within four years prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the corporation's stock.

RESTRICTIONS ON ROLL-UPS

    "Roll-Up" means a transaction involving the acquisition, merger, conversion, or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-up Entity. Such term does not include:
(i) a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange or traded through the NASDAQ National Market System; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as consequence of the transaction there will be no significant adverse change in any of the following: (a) Shareholders' voting rights; (b) the term of existence of the Company; (c) Sponsor or Advisor compensation; (d) the Company's investment objectives. "Roll-Up Entity" means a partnership, real estate investment trust, corporation, trust, or other entity created or surviving after the completion of a Roll-up transaction.

    In connection with a proposed Roll-Up, an appraisal of all of the Company's assets will be obtained from a competent independent expert. The appraiser will evaluate all relevant information, indicate the value of the assets as of a date immediately prior to the announcement of the Roll-Up and assume an orderly liquidation of the assets over a 12-month period. Notwithstanding the foregoing, the Company may not participate in any proposed Roll-Up which would:

     - result in the Shareholders having rights to meeting less frequently or which are more restrictive to Shareholders than those provided in the Bylaws;

     - result in the Shareholders having voting rights that are less than those provided in the Bylaws;

     - result in the Shareholders having greater liability than as provided in the Bylaws;

     - result in the Shareholders having rights to receive reports that are less than those provided in the Bylaws;

     - result in the Shareholders having access to records that are more limited than those provided in the Bylaws;

     - include provisions which would operate to materially impede or frustrate the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

     - limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of the Shares held by that investor;

     - result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in the Bylaws; or

     - place any of the costs of the transaction on the Company if the Roll-Up is not approved by the Shareholders.


Nothing prevents the Company's participation in any proposed Roll-Up resulting in Shareholders having rights and restrictions comparable to those contained in the Bylaws, with the prior approval of a majority of the Shareholders.

    Shareholders voting against a proposed Roll-Up have the choice of (i) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or (ii) one of either: (a) remaining as Shareholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or (b) receiving cash in an amount equal to the Shareholders' pro rata share of the appraised value of the net assets of the Company. The Company does not intend to participate in a Roll-Up transaction.

LIMITATION ON TOTAL OPERATING EXPENSES

    The Bylaws provide that, subject to the conditions described in this paragraph, the annual Total Operating Expenses of the Company cannot exceed the greater of 2% of the Average Invested Assets of the Company or 25% of the Company's Net Income. The Independent Directors have a fiduciary responsibility to limit the Company's annual Total Operating Expenses to amounts that do not exceed the foregoing limitations. The Independent Directors may determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses. Any such finding by the Independent Directors and the reasons in support thereof must be recorded in the minutes of the meeting of Directors. The Company will send a written disclosure to Shareholders within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of the Average Invested Assets or 25% of Net Income. In the event the Total Operating Expenses exceed the limitations described above and if the Directors are unable to conclude that such excess was justified then within 60 days after the end of the Company's fiscal year, the Advisor must reimburse the Company for the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the limitation.

TRANSACTIONS WITH AFFILIATES

    The Bylaws impose certain restrictions upon dealings between the Company and the Advisor, any Director or affiliates thereof. In approving any transaction or series of transactions between the Company and the Advisor, Sponsor, Director or any affiliate thereof, a majority of the Directors not otherwise interested in such transaction, including a majority of the Independent Directors must determine that:

     (a) the transaction as contemplated is fair and reasonable to the Company and its Shareholders and its terms and conditions are not less favorable to the Company than those available from unaffiliated third parties;

     (b) if the transaction involves compensation to any Advisor or its affiliates for services rendered in a capacity other than contemplated by the advisory arrangements, such compensation is not greater than the customary charges for comparable services generally available from other competent unaffiliated persons and is not in excess of compensation paid to any Advisor and its affiliates for any comparable services;

     (c) if the transaction involves the making of loans (other than in the ordinary course of the Company's business) or the borrowing of money, the transaction is fair, competitive, and commercially reasonable and no less favorable to the Company than loans between unaffiliated lenders and borrowers under the same circumstances; and

     (d) if the transaction involves the investment in a joint venture, the transaction is fair and reasonable and no less favorable to the Company than to other joint venturers.


    If the proposed transaction involves a loan by the Company to any Advisor, Director or any affiliate thereof, or to a wholly-owned subsidiary of the Company, a written appraisal of the underlying property must be obtained from an independent expert. The appraisal must be maintained in the Company's records for at least five years and be available for inspection and duplication by any Shareholder. Such loan is subject to all requirements of the Company's Financing Policy.

    The Company cannot borrow money from any Advisor, Director or any affiliate thereof, unless a majority of the Company's Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

    The Company cannot make or invest in any mortgage loans subordinate to any mortgage or equity interest of the Advisor, Directors, Sponsors or any affiliate of the Company.

RESTRICTIONS ON INVESTMENTS

    The investment policies and restrictions set forth in the Bylaws have been approved by a majority of Independent Directors. In addition to other investment restrictions imposed by the Directors consistent with the Company's objective to qualify as a REIT, the Company will observe the following guidelines and prohibitions on its investments set forth in its Bylaws. These guidelines and prohibitions are set forth at the section headed "BUSINESS OF THE COMPANY--PROHIBITED INVESTMENTS AND ACTIVITIES."

                             PLAN OF DISTRIBUTION

GENERAL

    The Underwriter is offering the Shares pursuant to the terms and conditions of an Underwriting Agreement (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part). The Underwriter is offering hereby up to 1,500,000 Shares at a price of $10.00 per Share on a "best efforts" basis. "Best efforts" means that the Underwriter is not obligated to purchase any Shares. This is a "no minimum" offering. As a "no minimum" offering, there is no minimum number of Shares that must be sold, and the Company will receive the proceeds from the sale of Shares as they are sold. There is no assurance as to the number of Shares sold or proceeds received. This Offering will be conducted on a continuous basis pursuant to applicable rules of the Securities and Exchange Commission and will terminate not later than _______ __, ___ (two years from the date hereof), subject to extension by mutual agreement of the Company and the Underwriter for an additional 60 days, or until completion of the sale of all Shares, whichever first occurs (the "OFFERING PERIOD"). The Company may terminate this Offering at any time.

COMPENSATION

    The Company will pay to the Underwriter a commission of 5.95% of the proceeds from the sale of the Shares sold (up to $892,500). The Company has agreed to pay the Underwriter a non-accountable expense allowance of up to $133,000 to reimburse the Underwriter for certain expenses incurred by it in connection with the offer and sale of the Shares, $35,000 of which is payable upon the sale of $1,000,000 in Shares, and the balance ($98,000) is payable ratably based on the number of Shares sold thereafter.

    The Underwriter may award sales incentive items to Soliciting Dealers, and persons associated with it as licensed registered representatives, in connection with its sales activities. The value of each item will be less than $50. The Underwriter may pay incentive compensation to regional marketing representatives for their activities as wholesalers in connection with the distribution of the Shares, subject to the overall restrictions on commissions described herein.

    The Company will not pay or award any commissions or other compensation to any person engaged by a potential investor for investment advice to induce such person to advise the investor to purchase Shares. This provision does not prohibit the normal sales commission payable to a registered broker-dealer or other properly licensed person for selling the Shares.

SUBSCRIPTION PROCESS

    The Shares will be offered to the public through the Underwriter and Soliciting Dealers. The Soliciting Dealer Agreement between the Underwriter and the Soliciting Dealers requires the soliciting broker-dealers to make diligent inquiries as required by law of all prospective purchasers in order to ascertain whether a purchase of Shares is suitable for such person and transmit promptly to the Company the fully completed subscription documentation and any supporting documentation reasonably required by the Company.

    The Shares are being sold when, as and if subscriptions therefor are received and accepted by the Company, subject to the satisfaction by the Company of certain other conditions and approval by counsel of certain legal matters. The Company has the unconditional right to accept or reject any subscription. Subscriptions will be accepted or rejected within four business days. If the subscription is accepted, a confirmation will be mailed within two weeks of acceptance of the investor as a shareholder. If the subscription is rejected, the funds will be returned to the Soliciting Dealer, without interest. Initial subscriptions for less than 250 Shares will not be accepted (200 Shares for IRA accounts).

    The Underwriter may offer the Shares only through their own registered representatives and broker-dealers who are members of the NASD ("Soliciting Dealers"). The Underwriter may re-allow to Soliciting Dealers a portion of their commissions, fees and reimbursable expenses payable to it under the Underwriting Agreement. In no event will the compensation re-allowed by the Underwriter to Soliciting Dealers exceed the total of compensation payable to the Underwriter under the Underwriting Agreement. The Underwriter may enter into limited Securities Clearing Agreements with Soliciting Dealers whose minimum net capital requirements are $25,000 for the sole purpose of clearing transactions in the Shares.

    CLIENTS OF SUCH SOLICITING DEALERS WHO WISH TO PURCHASE SHARES WILL RECEIVE A CONFIRMATION OF THEIR PURCHASE DIRECTLY FROM THE UNDERWRITER AND MUST REMIT PAYMENT FOR THE PURCHASE OF SHARES DIRECTLY TO THE UNDERWRITER PAYABLE TO "AMERICAN INVESTORS GROUP, INC."

    A sale will be deemed to have been made on the date reflected in the written confirmation. The confirmation will be sent to each purchaser by the Underwriter on the first business day following the date upon which the Company advises Underwriter in writing that a subscription has been accepted. The Underwriter must receive payment of the purchase price must by the Settlement Date set forth in the confirmation. No sale of the Shares offered hereby may be completed until at least five (5) business days after the Shareholder receives a final Prospectus.

    The Underwriting Agreement provides for reciprocal indemnification between the Company and the Underwriter against certain liabilities in connection with this Offering, including liabilities under the Securities Act of 1933. The Company's indemnification obligations may be limited by the Company's Articles and Bylaws. See "MANAGEMENT--FIDUCIARY RESPONSIBILITY OF BOARD OF DIRECTORS, POSSIBLE INADEQUACY OF REMEDIES."

    The foregoing discussion of the material terms and provisions of the Underwriting Agreement is qualified in its entirety by reference to the detailed terms and provisions of the Underwriting Agreement, a copy of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

    There is no market for the Shares. The Company does not expected that a market will develop during or immediately after the Offering Period. The initial price of the Shares has been determined by negotiations between the Underwriter and the Company and is the same price paid by the initial shareholder of the Company's Shares and Shareholders who purchased Shares in the Company's first two public offerings. The public offering price is not an indication of the actual value of the Shares.

DETERMINATION OF INVESTOR SUITABILITY

    The Company, the Underwriter and each Soliciting Dealer will make reasonable efforts to determine that those persons being offered or sold the Shares are appropriate in light of the suitability standards set forth herein and are appropriate to such investor's investment objectives and financial situation. The Soliciting Dealer must ascertain that the investor can reasonably benefit from an investment in the Company. The following shall be relevant to such determination: (i) the investor is capable of understanding the fundamental aspects of the Company, which capacity may be evidenced by the following: (a) employment experience; (b) educational level achieved; (c) access to advice from qualified sources, such as attorneys, accountants, tax advisors, etc.; and (d) prior experience with similar investments; (ii) the investor has apparent understanding of (a) the fundamental risk and possible financial hazards of this type of investment; (b) the lack of liquidity of this investment; (c) the investment will be directed and managed by the Advisor; and (d) the tax consequences of the investment; and (iii) the investor has the financial capability to invest in the Company.

    By executing the subscription agreement, each Soliciting Dealer acknowledges its determination that the Shares are a suitable investment for the investor, and will be required to represent and warrant his compliance with the applicable laws requiring the determination of the suitability of the Shares as an investment for the subscriber. In addition to the foregoing, the Company will coordinate the processes and procedures utilized by the Underwriter and Soliciting Dealers and, where necessary, implement additional reviews and procedures deemed necessary to determine that investors meet the suitability standards set forth herein. The Underwriter and/or the Soliciting Dealers must maintain for at least six (6) years a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale of Shares and a representation of the investor that the investor is investing for the investor's own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards.

SUITABILITY OF THE INVESTMENT

    An investment in the Shares involves certain risks. Shares are suitable only for long-term investment by persons who have adequate financial means. Shares will be sold only to a person who meets either of the following standards: (i) a net worth (excluding home, home furnishings and automobiles) of at least $45,000 and estimated gross income during the current year (without regard to investment in the Company) of at least $45,000; or (ii) a net worth (excluding home, home furnishings and automobiles) of at least $150,000. In the case of gifts to minors, the suitability standards must be met by the custodian account or by the donor agreement. By acceptance of the confirmation of purchase or delivery of the Shares, an investor represents satisfaction of the applicable suitability standards.

    Custodians or trustees of employee pension benefit plans or IRAs should review the sections of this Prospectus headed "FEDERAL INCOME TAX
CONSEQUENCES--TAXATION OF TAX-EXEMPT STOCKHOLDERS" AND "ERISA CONSEQUENCES."

    Suitability standards may be higher in certain states. Investors must meet all of the applicable requirements set forth in the Subscription Agreement. Under the laws of certain states, an investor may transfer Shares only to persons who meet similar standards, and the Company may require certain assurances that these standards are met.

     COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to its Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                 LEGAL MATTERS

    Certain legal matters, including the legality of the Shares being offered hereby, and certain federal income tax matters as set forth under sections entitled "RISK FACTORS -- FEDERAL INCOME TAX CONSEQUENCES" and "FEDERAL INCOME TAX CONSEQUENCES," are being passed upon for the Company by Maun & Simon, PLC, Minneapolis, Minnesota.

                                    EXPERTS

    The financial statements of the Company as of December 31, 1995, 1996, 1997 and 1998 included in this Prospectus have been audited by Boulay, Heutmaker, Zibell and Company, P.L.L.P., independent certified public accountants, as set forth in the report thereon appearing elsewhere herein, and are included herein in reliance upon such report given on the authority of said firm as experts in accounting and auditing.

              REPORTS TO SHAREHOLDERS, AND RIGHTS OF EXAMINATION

    The Advisor will keep, or cause to be kept, full and true books of account on an accrual basis of accounting, in accordance with generally accepted accounting principles ("GAAP"). All of books of account, together with a copy of the Company's Articles and any amendments thereto, will be maintained at the principal office of the Company, and will be open to inspection, examination and duplication at reasonable times by the Shareholders or their agents. Shareholders may receive, upon request, a list of the names and addresses of all of the Shareholders from the Company by mail. The Shareholders will also have the right to inspect the Company's records in the same manner as Shareholders of any other Minnesota corporation. The Shareholders have rights under the Company's Bylaws to inspect Company records that are in addition to those available under applicable federal and state law.

    The Advisor will submit to each Shareholder annual reports of the Company within 120 days following the close of each fiscal year. The annual reports will contain the following:

        - audited financial statements

        - the ratio of the costs of raising capital during the period to the capital raised

        - the aggregate amount of advisory fees and the aggregate amount of fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company

        - the Total Operating Expenses of the Company, stated as a percentage of the Average Invested Assets and as a percentage of its Net Income

        - a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Shareholders and the basis for determination

        - full disclosure of all material terms, factors and circumstances of transactions involving the Company, Directors, Advisor and any Affiliate thereof occurring in the year for which the annual report is made. Independent Directors will examine and comment in the report on the fairness of such transactions.


    Unaudited quarterly reports will be submitted to each Shareholder within 60 days after the end of the first three fiscal quarters of each fiscal year. Within 60 days following the end of any quarter during the Offering Period in which the Company has closed a loan, a report will be submitted to each Shareholder containing:

        - the location and a description of the general characteristics of each loan made during the quarter and the property securing the loan

        - the material terms of the loan

        - a statement that an appraisal and title insurance have been obtained on the property


    A report will be sent to each Shareholder and submitted to prospective investors at such time as the Advisor believes a reasonable probability exists that a loan will be made: (i) on specified terms; and (ii) involving the use of 10% or more, on a cumulative basis, of the net proceeds of this Offering.

    The Company's regular accountants will prepare the Company's federal and state tax returns. The Company will submit tax information to Shareholders within 90 days following the end of each fiscal year. A specific reconciliation between GAAP and income tax information will not be provided to the Shareholders. Reconciling information will be available in the office of the Company for inspection and review by any Shareholder. Concurrent with the dissemination of tax information to Shareholders, the Company will provide each Shareholder with a report on his or her investment, including the purchase date(s), purchase price and number of Shares owned, as well as the dates of distribution and amounts of dividends received during the prior fiscal year. The statement will report purchases of Shares under the Company's Dividend Reinvestment Plan. Shareholders requiring reports on a more frequent basis may request them. The Company will make a reasonable effort to supply more frequent reports, as requested. The Company may require payment of an administrative charge which will be paid: (i) directly by the Shareholder; or (ii) through pre-authorized deductions from Dividends payable to the Shareholder making the request.

                             ADDITIONAL INFORMATION

    The Company has filed with the Securities and Exchange Commission in Washington, D.C., a Registration Statement (as amended) on Form S-11 (of which this Prospectus is a part) under the Securities Act of 1933, as amended, with respect to the Shares offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement. Statements contained in the Prospectus as to the contents of any contract or other document are not necessarily complete. In each instance reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. For further information regarding the Company and the Shares offered hereby, reference is made to the Registration Statement and to the exhibits and schedules thereto.

    The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth St. N.W., Washington, DC 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material may be obtained at prescribed rates from the Commission's Public Reference Section at 450 Fifth Street, N.W., Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other materials that are filed through the Commission's Electronic Data Gathering, Analysis and Retrieval system. This Web site can be accessed at http://www.sec.gov. In addition, material filed by the Company can be inspected at the offices of the National Association of Securities Dealers, Inc., at 1735 K Street, N.W., Washington, D.C. 20006.

                                   GLOSSARY

    Definitions of certain terms used in the Prospectus are set forth below:

    "ADVISOR" means, Church Loan Advisors, Inc., or its successors, and generally, the Person(s) or entity responsible for directing or performing the day-to-day business affairs of the Company, including a Person or entity to which an Advisor subcontracts substantially all such functions.

    "ADVISORY AGREEMENT" means the agreement between the Company and the Advisor pursuant to which the Advisor will act as the administrator of the Company.

    "AVERAGE INVESTED ASSETS" for any period shall mean the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in loans (or interests in loans) secured by real estate, and first mortgage bonds, before reserves for depreciation of bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each calendar month during such period.

    "BEST EFFORTS" means a method of underwriting whereby the Underwriter is committed to use its best efforts to sell the Shares on behalf of the Company, but is not required to purchase the Shares or otherwise guarantee their sale.

    "CODE" means the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

    "COMMISSION" means the Securities and Exchange Commission.

    "DIVIDEND REINVESTMENT PLAN" means the Company's dividend reinvestment plan for Shareholders pursuant to which any quarterly dividends otherwise payable in cash are instead applied toward the purchase of additional Shares for the participant.

    "DRM HOLDINGS, INC." Means DRM Holdings, Inc., a Minnesota corporation which is the parent (100% owner) of the Underwriter and an affiliate of the Advisor.

    "INDEPENDENT DIRECTOR(S)" means the Directors of the Company who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Company. A Director shall be deemed to be associated with the Sponsor or Advisor if he or she: (i) owns an interest in the Sponsor, Advisor, or any of their Affiliates; or (ii) is employed by the Sponsor, Advisor or any of their Affiliates; or (iii) is an officer or director of the Sponsor, Advisor, or any of their Affiliates; or
(iv) performs services, other than as a Director, for the Company; or (v) is a Director for more than three real estate investment trusts organized by the Sponsor or advised the Advisor; or (vi) has any material business or professional relationship with the Sponsor, Advisor, or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the gross revenue derived by the prospective Independent Director from the Sponsor and Advisor and Affiliates shall be deemed material per se if it exceeds 5% of the prospective Independent Director's:

(i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis. An indirect relationship shall include circumstances in which a Director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor, any of their Affiliates, or the Company.

    "LEVERAGE" means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

    "PERMITTED TEMPORARY INVESTMENTS" means money market funds, U.S. government treasury obligations, certificates of deposit, interest bearing bank accounts and other similar short-term obligations which can be readily liquidated and which are determined not to impair the Company's ability to qualify as a REIT.

    "SPONSOR" means any Person directly or indirectly instrumental in organizing wholly or in part, a real estate investment trust or any Person who will control, manage or participate in the management of a real estate investment trust, and any Affiliate of such Person. Not included is any Person whose only relationship with the real estate investment trust is as that of an independent property manager of real estate investment trust assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by: (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company; either alone or in conjunction with one or more other Persons; (ii) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property; (iii) having a substantial number of relationships and contacts with the Company;
(iv) possessing significant rights to control Company properties; (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or (vi) providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

    "TAXABLE REIT INCOME" means the taxable income as computed for a corporation which is not a REIT: (i) without the deductions allowed by Code Sections 241 through 247, 249 and 250 (relating generally to the deduction for dividends received); (ii) excluding amounts equal to (a) the net income from foreclosure property, and (b) the net income derived from prohibited transactions; (iii) deducting amounts equal to (a) any net loss derived from prohibited transactions, and (b) the tax imposed by section 857(b)(5) of the Code upon a failure to meet the 95% and/or the 75% gross income tests; and
(iv) disregarding the dividends paid, computed without regard to the amount of the net income from foreclosure property which is excluded from REIT Taxable Income.

    "TOTAL OPERATING EXPENSES" means aggregate expenses of every character paid or incurred by the Company as determined under Generally Accepted Accounting Principles, including Advisors' fees but excluding: (a) the expenses of raising the capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of the Company's Shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees; (f) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of property and other expenses connected with the acquisition, disposition, and ownership of real estate interests, mortgage loans, or other property, (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

    "UBTI" means unrelated business taxable income as described in the Internal Revenue Code.

                                 [LETTERHEAD]



                         REPORT OF INDEPENDENT AUDITORS



Board of Directors
American Church Mortgage Company
Minneapolis, Minnesota

We have audited the accompanying balance sheet of American Church Mortgage Company as of December 31, 1998, 1997, 1996 and 1995 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Church Mortgage Company as of December 31, 1998, 1997, 1996 and 1995 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                /s/ BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P.
                                ----------------------------------------
                                Boulay, Heutmaker, Zibell & Co. P.L.L.P.
                                Certified Public Accountants

Minneapolis, Minnesota
February 17, 1999

                        AMERICAN CHURCH MORTGAGE COMPANY

                                  Balance Sheet



--------------------------------------------------------------------------------
                                                           March 31
          ASSETS                                     1999               1998
--------------------------------------------------------------------------------
                                                          (Unaudited)

CURRENT ASSETS
    Cash and equivalents                           $ 2,410,735        $1,080,850
    Current maturities of loans receivable             156,748           114,819
    Current maturities of bonds receivable              24,000
                                                    ----------         ---------
            Total current assets                     2,591,483         1,195,669


LOANS RECEIVABLE, net of current  maturities         6,684,045         5,367,610


BONDS RECEIVABLE, net of current maturities          1,857,144           131,722


DEFERRED TAX ASSET                                      40,000            33,000


ORGANIZATION EXPENSES, net                                  86               389
                                                    ----------         ---------
            TOTAL ASSETS                           $11,172,758        $6,728,390
                                                    ----------         ---------
                                                    ----------         ---------

Notes to Financial Statements are an integral part of this Statement.

                        AMERICAN CHURCH MORTGAGE COMPANY

                                  Balance Sheet


------------------------------------------------------------------------------------------------------------
                                                                                         March 31
LIABILITIES AND STOCKHOLDERS' EQUITY                                             1999               1998
------------------------------------------------------------------------------------------------------------
                                                                                         (Unaudited)

CURRENT LIABILITIES
    Accounts payable                                                         $    48,679         $    20,494
    Due to loan escrow account                                                                       227,931
    Deferred income                                                               22,963              16,473
    Dividends payable                                                            217,828             142,743
                                                                             -----------          ----------
            Total current liabilities                                            289,470             407,641

DEFERRED INCOME                                                                  104,193              69,473


STOCKHOLDERS' EQUITY
    Common stock, par value $.01 per share
        Authorized, 30,000,000 shares
        Issued and outstanding, 1,183,879 as of
        March 31, 1999, and 692,092 as of March 31, 1998                          11,839               6,921
    Additional paid-in capital                                                10,874,383           6,308,639
    Accumulated deficit                                                         (107,127)            (64,284)
                                                                             -----------          ----------
            Total stockholders' equity                                        10,779,095           6,251,276
                                                                             -----------          ----------
            TOTAL LIABILITIES AND EQUITY                                    $ 11,172,758        $  6,728,390
                                                                             -----------          ----------
                                                                             -----------          ----------

Notes to Financial Statements are an integral part of this Statement

                        AMERICAN CHURCH MORTGAGE COMPANY

                                  Balance Sheet




-------------------------------------------------------------------------------------------------------------------------
                                                                                       December 31
          ASSETS                                               1998              1997              1996            1995
-------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    Cash and equivalents                                   $ 2,941,530        $  291,815        $  612,744       $135,282
    Accounts receivable                                         28,777
    Current maturities of loans receivable                     237,242           103,505            55,436
    Current maturities of bond portfolio                        12,000
                                                           -----------        ----------        ----------       --------
            Total current assets                             3,219,549           395,320           668,180        135,282


LOANS RECEIVABLE, net of current  maturities                 5,994,620         4,808,803         2,605,388

BONDS RECEIVABLE, net of current maturities                  1,011,997           125,809           120,640


DEFERRED OFFERING COSTS                                                                                           107,295

DEFERRED TAX ASSET                                              40,000            33,000            20,000

ORGANIZATION EXPENSES, net                                         161               464               769          1,071
                                                           -----------        ----------        ----------       --------
            TOTAL ASSETS                                   $10,266,327        $5,363,396        $3,414,977       $243,648
                                                           -----------        ----------        ----------       --------
                                                           -----------        ----------        ----------       --------

Notes to Financial Statements are an integral part of this Statement

                        AMERICAN CHURCH MORTGAGE COMPANY

                                  Balance Sheet



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      December 31
LIABILITIES AND STOCKHOLDERS' EQUITY                           1998              1997             1996             1995
-------------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES
    Accounts payable                                       $    12,759       $   15,490         $    8,482       $ 49,493
    Deferred income                                             21,772           17,301             10,383
    Dividends payable                                          233,004          127,899             80,424
                                                           -----------       ----------         ----------       --------
            Total current liabilities                          267,535          160,690             99,289         49,493

DEFERRED INCOME                                                 92,408           61,127             35,547

STOCKHOLDERS' EQUITY
    Common stock, par value $.01 per share
        Authorized, 30,000,000 shares
        Issued and outstanding, 1,087,646
        at December 31, 1998, 571,615 at
        December 31, 1997, 359,791 at
        December 31, 1996 and 20,000 shares at
        December 31, 1995                                       10,876            5,716              3,598            200
    Additional paid-in capital                               9,973,200        5,184,882          3,306,437        199,800
    Accumulated deficit                                        (77,692)         (49,019)           (29,894)        (5,845)
                                                           -----------       ----------         ----------       --------
            Total stockholders' equity                       9,906,384        5,141,579          3,280,141        194,155
                                                            ----------        ---------          ---------        -------
            TOTAL LIABILITIES AND EQUITY                   $10,266,327       $5,363,396         $3,414,977       $243,648
                                                            ----------        ---------          ---------        -------
                                                            ----------        ---------          ---------        -------

Notes to Financial Statements are an integral part of this Statement

                        AMERICAN CHURCH MORTGAGE COMPANY

                             Statement of Operations



-------------------------------------------------------------------------------
                                                           Three Months Ended
                                                               March 31
                                                          1999          1998
-------------------------------------------------------------------------------
                                                              (Unaudited)
INTEREST INCOME                                          $217,298      $145,640

OPERATING EXPENSES                                         28,904        18,162
                                                          -------       -------

OPERATING INCOME (LOSS)                                   188,394       127,478

PROVISION FOR (BENEFIT FROM)
    INCOME TAXES                                                -             -
                                                          -------       -------

NET INCOME (LOSS)                                        $188,394      $127,478
                                                          -------       -------
                                                          -------       -------

BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE         $    .16      $    .22
                                                          -------       -------
                                                          -------       -------
WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING                                  1,160,225       591,640
                                                        ---------       -------
                                                        ---------       -------

Notes to Financial Statements are an integral part of this Statement.

                        AMERICAN CHURCH MORTGAGE COMPANY

                             Statement of Operations




---------------------------------------------------------------------------

                                 Years Ended December 31
                 1998             1997             1996              1995
---------------------------------------------------------------------------
                $782,013         $384,118         $217,390         $  4,436

                  76,648           36,304           72,004            5,759
                 -------          -------          -------          -------
                 705,365          347,814          145,386           (1,323)


                  (7,000)         (13,000)         (20,000)               -
                 -------          -------          -------          -------

                $712,365         $360,814         $165,386          ($1,323)
                 -------          -------          -------            -----
                 -------          -------          -------            -----

                $    .86         $    .91          $   .79          ($  .07)
                 -------          -------           ------            -----
                 -------          -------           ------            -----


                 825,176          398,160          209,072           20,000
                 -------          -------          -------           ------
                 -------          -------          -------           ------



Notes to Financial Statements are an integral part of this Statement.

                        AMERICAN CHURCH MORTGAGE COMPANY

                        Statement of Stockholders' Equity


------------------------------------------------------------------------------------------------------------
                                                        Common Stock      Additional
                                                        ------------        Paid-In         Accumulated
                                                   Shares        Amount     Capital           Deficit
------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1994                      $  20,000       $    200  $   199,800         ($  4,522)

    Net loss                                                                                     (1,323)
                                                  -------        -------   ----------         ---------
BALANCE, DECEMBER 31, 1995                         20,000            200      199,800            (5,845)

    Issuance of 339,791 shares of
        common stock, net of
        offering costs                            339,791          3,398    3,106,637
    Net income                                                                                  165,386
    Dividends declared                                                                         (189,435)
                                                  -------        -------   ----------          --------

BALANCE, DECEMBER 31, 1996                        359,791          3,598    3,306,437           (29,894)

    Issuance of 211,824 shares of
        common stock, net of
        offering costs                            211,824          2,118    1,878,445
    Net income                                                                                  360,814
    Dividends declared                                                                         (379,939)
                                                  -------        -------   ----------         ---------

BALANCE, DECEMBER 31, 1997                        571,615          5,716    5,184,882           (49,019)

    Issuance of 516,031 shares of
         common stock, net of
         offering costs                           516,031          5,160    4,788,318
    Net income                                                                                  712,365
    Dividends declared                                                                         (741,038)
                                                ---------         ------   ----------           -------

BALANCE, DECEMBER 31, 1998                      1,087,646         10,876    9,973,200           (77,692)

Issuance of  963 shares of
         common stock, net of
         offering costs                            96,233            963      901,183
    Net income                                                                                  188,394
    Dividends declared                                                                         (217,829)
                                                ---------         ------   ----------           -------

BALANCE, MARCH 31, 1999 (unaudited)            $1,183,879        $11,839  $10,874,383         ($107,127)
                                                ---------         ------   ----------           -------
                                                ---------         ------   ----------           -------



Notes to Financial Statements are an integral part of this Statement.

                        AMERICAN CHURCH MORTGAGE COMPANY

                             Statement of Cash Flows



--------------------------------------------------------------------------------------
                                                           Three Months Ended March 31
                                                            1999               1998
--------------------------------------------------------------------------------------
                                                                  (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                             $ 188,394          $ 127,478
    Adjustments to reconcile net income to
        net cash from operating activities:
        Amortization                                              76                 76
        Change in assets and liabilities
            Accounts receivable                               28,777
            Accounts payable                                  35,920            232,935
            Deferred income                                   12,976              7,517
                                                           ---------          ---------
            Net cash from operating activities               266,143            368,006

CASH FLOWS FROM INVESTING ACTIVITIES
    Investment in mortgage loans                            (990,000)          (595,000)
    Collections on mortgage loans                            381,067             24,879
    Investment in bonds                                     (857,147)            (5,913)
                                                           ---------          ---------
            Net cash used for investing activities        (1,466,080)          (576,034)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from stock offering                             902,146          1,124,962
    Dividends paid                                          (233,004)          (127,899)
                                                           ---------          ---------
            Net cash from financing activities               669,142            997,063
                                                           ---------          ---------
NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS             (530,795)           789,035

CASH AND EQUIVALENTS - Beginning of Period                 2,941,530            291,815
                                                           ---------          ---------
CASH AND EQUIVALENTS - End of Period                      $2,410,735         $1,080,850
                                                           ---------          ---------
                                                           ---------          ---------
SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING
    AND INVESTING ACTIVITIES
    Dividends declared but not paid                       $  217,829         $  142,743

Notes to Financial Statements are an integral part of this Statement.

                        AMERICAN CHURCH MORTGAGE COMPANY

                             Statement of Cash Flows



----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years Ended December 31
                                                                    1998              1997               1996             1995
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                           $   712,365         $  360,814         $  165,386        ($ 1,323)
    Adjustments to reconcile net income (loss) to
        net cash from (used for) operating activities:
        Deferred income taxes                                        (7,000)           (13,000)           (20,000)
        Amortization                                                    303                303                303             303
        Change in assets and liabilities
            Accounts receivable                                     (28,777)
            Accounts payable                                         (2,731)             7,009            (41,012)
            Deferred income                                          35,752             32,498             45,930
                                                                 ----------          ---------          ---------          --------
            Net cash from (used for) operating
               activities                                           709,912            387,624            150,607          (1,020)

CASH FLOWS FROM INVESTING ACTIVITIES
    Organization expenses paid                                                                                                 (35)
    Investment in mortgage loans                                 (2,498,750)        (2,315,712)        (2,685,288)
    Collections on mortgage loans                                 1,179,196             64,228             24,464
    Investment in bonds                                            (931,188)            (5,169)          (120,640)
    Proceeds from bonds called                                       33,000
                                                                 ----------          ---------          ---------          --------
            Net cash used for investing activities               (2,217,742)        (2,256,653)        (2,781,464)            (35)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from stock offering                                  4,793,478          1,880,563          3,217,330
    Dividends paid                                                 (635,933)          (332,463)          (109,011)
    Payment of deferred offering costs                                                                                      (12,686)
                                                                 ----------          ---------          ---------          --------
             Net cash from (used for) financing
               activities                                         4,157,545          1,548,100          3,108,319          (12,686)
                                                                 ----------          ---------          ---------          --------
NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS                   2,649,715           (320,929)           477,462          (13,741)

CASH AND EQUIVALENTS - Beginning of Year                            291,815            612,744            135,282          149,023
                                                                 ----------          ---------          ---------          --------
CASH AND EQUIVALENTS - End of Year                              $ 2,941,530         $  291,815         $  612,744         $135,282
                                                                 ----------          ---------          ---------          --------
                                                                 ----------          ---------          ---------          --------

SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING
    AND INVESTING ACTIVITIES
    Deferred offering costs financed through
        accounts payable                                                                                                   $34,693
                                                                                                                           --------
                                                                                                                           --------
    Deferred offering costs reclassified to
        additional paid-in capital                               $   71,751         $  118,106         $  107,295
                                                                  ---------          ---------          ---------
                                                                  ---------          ---------          ---------
    Dividends declared but not paid                              $  233,004         $  127,899         $   80,424
                                                                  ---------          ---------          ---------
                                                                  ---------          ---------          ---------
SUPPLEMENTAL CASH FLOW INFORMATION
    Cash paid during the year for
        Interest                                                 $      59          $       -          $        -          $    -
        Income taxes                                             $       -          $       -          $        -          $    -

Notes to Financial Statements are an integral part of this Statement

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Church Mortgage Company, a Minnesota corporation, was incorporated on May 27, 1994. The Company, which was a development stage company until 1996, was organized to engage in the business of making mortgage loans to churches and other nonprofit religious organizations throughout the United States, on terms that it establishes for individual organizations. Loans have been made to churches located in eleven states as of March 31, 1999. The Company concluded a public stock offering in November 1996 and commenced its principal business activities early in 1996.

ACCOUNTING ESTIMATES

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.
Actual results could differ from those estimates.

CASH

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. At March 31, 1999 and December 31, 1998, approximately $2,200,000 and $2,700,000, respectively, of cash equivalents consisted of investments in money market funds.

The Company maintains some cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

MARKETABLE SECURITIES

The Company accounts for its debt securities under Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

The Company classifies its marketable debt securities as "held-to-maturity" because it has the intent and ability to hold the securities to maturity. Securities classified as held-to-maturity are carried at amortized cost.

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

ALLOWANCE FOR LOANS RECEIVABLE

The Company follows a policy of providing an allowance for loans receivable. However, management believes the loans receivable to be collectible in all material respects.

DEFERRED OFFERING COSTS

Deferred offering costs represent amounts incurred in connection with the Company's public offering of common stock. These costs were offset against proceeds of the offering in 1996.

ORGANIZATION EXPENSES

Organization expenses are stated at cost and are amortized using the straight-line method over five years.

DEFERRED INCOME

Deferred income represents loan origination fees which are recognized over the life of the loan as an adjustment to the yield on the loan.

INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences in recognition of income from loan origination fees for financial and income tax reporting. Deferred taxes are recognized for operating losses that are available to offset future taxable income.

Beginning in 1996, the Company elected to be taxed as a Real Estate Investment Trust (REIT). Accordingly, the Company will not be subject to Federal income tax to the extent of distributions to its shareholders if the Company meets all the requirements under the REIT provisions of the Internal Revenue Code.

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

INCOME (LOSS) PER COMMON SHARE

No adjustments were made to income for the purpose of calculating earnings per share. Stock options had no effect on the weighted average number of shares outstanding.

The adoption of Statement of Financial Accounting Standards Board No. 128, "Earnings Per Share" had no effect on previously reported earnings per share.

INTERIM FINANCIAL STATEMENTS

The accompanying unaudited financial statements have been prepared in accordance with the instructions for interim statements and, therefore, do not include all information and disclosures necessary for a fair presentation of results of operations, financial position, and changes in cash flow in conformity with generally accepted accounting principles. However, in the opinion of management, such statements reflect all adjustments (which include only normal recurring adjustments) necessary for a fair presentation of the financial position, results of operations, and cash flows for the period presented.

The unaudited financial statements of the Company should be read in conjunction with its December 31, 1998 audited financial statements included in the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission for the year ended December 31, 1998.

2.  MORTGAGE LOANS AND BONDS PORTFOLIO

At March 31, 1999 and December 31, 1998 the Company had mortgage loans receivable totaling $6,840,793 and $6,231,862, respectively. The loans bear interest ranging from 9.75% to 15.00%.

The Company also has a portfolio of 64 church bonds, which are carried at cost plus amortized interest income. At March 31, 1999 and December 31, 1998 the Company had combined principal of $1,881,144 and 1,023,997, respectively. Principal amounts are due at various maturity dates between June 1, 1999 and February 1, 2019. The bonds pay quarterly interest ranging from 6.35% to 10.70%. One bond issue comprised of 48% of the total bond portfolio at March 31, 1999.

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




2.  MORTGAGE LOANS AND BONDS PORTFOLIO - Continued

The maturity schedule for mortgage loans and bonds receivable as of March 31, 1999 and December 31, 1998 is as follows:


                                               March 31, 1999                         December 31, 1998
                                  ----------------------------------         -----------------------------------
                                  Mortgage Loans       Bond Portfolio         Mortgage Loans      Bond Portfolio
                                  --------------       --------------        ---------------      --------------
1999                               $  112,512               $  12,000            $   237,242          $   12,000
2000                                  169,681                  17,000                350,554              17,000
2001                                  189,179                 125,000                172,924             125,000
2002                                  217,075                  21,000                192,953              21,000
2003                                  235,295                  23,000                215,305              23,000
Thereafter                          5,917,051               1,709,000              5,062,884             846,000
                                    ---------               ---------              ---------            --------
                                                            1,907,000                                  1,044,000
Less discounts
   from par                                                  (25,856)                                   (20,003)
                                    ---------               ---------              ---------            --------
            Totals                 $6,840,793              $1,881,144             $6,231,862          $1,023,997
                                    ---------               ---------              ---------            --------
                                    ---------               ---------              ---------            --------

3.  STOCK OPTION PLAN

The Company has adopted a Stock Option Plan granting each member of the Board of Directors and the president of the Advisor (Note 4) an option to purchase 3,000 shares of common stock annually upon their re-election. The purchase price of the stock will be the fair market value at the grant date. On November 15, 1994, the Company began the annual grant of options to purchase an aggregate of 21,000 shares of common stock at $10 per share. These options became exercisable November 15, 1995 and expire November 15, 1999. No options have been exercised as of March 31, 1999.

The Company has chosen to account for stock based compensation in accordance with APB Opinion 25. Management believes that the disclosure requirements of Statement of Financial Accounting Standards No. 123 are not material to its financial statements.

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




4.  TRANSACTIONS WITH AFFILIATES

The Company has an Advisory Agreement with Church Loan Advisors, Inc., Minnetonka, Minnesota (Advisor). The Advisor is responsible for the day-to-day operations of the Company and provides administrative services and personnel.

Upon non-renewal or termination of the Advisory Agreement, the Company is required to pay the Advisor a termination fee equal to two percent of the value of the average invested assets of the Company as of the date of termination, subject to limitations set forth in the Advisory Agreement.

The Company pays the Advisor an annual base management fee of 1.25 percent of average invested assets (generally defined as the average of the aggregate book value of the assets invested in securities and equity interests in and loans secured by real estate), which is payable on a monthly basis. The Advisor will also receive one-half of the origination fees paid by a mortgage loan borrower, in connection with a mortgage loan made or renewed by the Company. The Advisor and the Company are related through common ownership and common management. See
Note 6.


                                                                          Advisory and             Advisory and
                                                                           origination              origination
                                                                            fees paid               fees waived
                                                                          ------------             -------------
January 1, 1999 through March 31, 1999 (unaudited)                          $22,384                   $     -
January 1, 1998 through March 31, 1998 (unaudited)                           26,030                         -
1998                                                                        101,944                    15,223
1997                                                                         61,525                    23,119
1996                                                                         64,680                     6,662
1995                                                                              -                         -

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




5.  INCOME TAXES

The income tax expense (benefit) consists of the following components:


                                      March 31                                  December 31
                                   --------------        --------------------------------------------------
                                   1999      1998          1998           1997            1996         1995
                                   ----      ----          ----           ----            ----         ----
                                     (Unaudited)
Current                             $ -       $ -        $     -         $     -         $     -        $-
Deferred                              -         -         (7,000)        (13,000)        (20,000)
                                    ---       ---         ------          ------          ------         --
            Total tax expense
                (benefit)           $ -       $ -        ($7,000)       ($13,000)       ($20,000)       $-
                                    ---       ---          -----          ------          ------         --
                                    ---       ---          -----          ------          ------         --

As discussed in Note 1, a REIT is subject to taxation to the extent that taxable income exceeds dividends distributions to its shareholders. In order to maintain its status as a REIT, the Company is required to distribute at least 95% of its taxable income.

The following reconciles the income tax benefit with the expected provision obtained by applying statutory rates to pretax income:


                                     March 31                                         December 31
                              -------------------------        -------------------------------------------------------------
                                1999            1998              1998            1997             1996             1995
                                ----            ----              ----            ----             ----             ----
                                     (Unaudited)
Expected tax expense
    (benefit)                 $  64,054        $  35,529        $ 241,524        $ 118,257        $  45,700        ($300)
Increase (decrease) in
    valuation allowance                                                                              (1,300)        300
Benefit of REIT
    distributions               (64,054)         (35,529)        (248,524)        (131,257)         (64,400)
                               --------         --------          -------          -------          -------          ---
            Totals            $       -        $       -        ($  7,000)       ($ 13,000)       ($ 20,000)        $ -
                               --------         --------          -------          -------          -------          ---
                               --------         --------          -------          -------          -------          ---

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




5.  INCOME TAXES - Continued

The components of deferred income taxes are as follows:

                                                March 31                                December 31
                                           ------------------          ----------------------------------------------
                                           1999          1998           1998          1997          1996        1995
                                           ----          ----           ----          ----          ----        ----
                                              (Unaudited)
  Deferred tax assets:
      Temporary differences
          (loan origination fees)          $40,000       $33,000       $40,000       $33,000       $20,000
      Net operating loss
          carryforward                                                                                           $ 1,300
  Valuation allowance                            -             -             -             -             -        (1,300)
                                            ------        ------        ------        ------        ------        ------
              Net deferred tax asset       $40,000       $33,000       $40,000       $33,000       $20,000       $     -
                                            ------        ------        ------        ------        ------        ------
                                            ------        ------        ------        ------        ------        ------

The Company decreased its valuation allowance against deferred tax assets by $1,300 in fiscal 1996 and increased the valuation allowance by $300 in fiscal 1995.

6.  PUBLIC OFFERING OF THE COMPANY'S COMMON STOCK

The Company intends to file a Registration Statement with the Securities and Exchange Commission for a third public offering of 1,500,000 shares of common stock at $10 per share in June 1999.

The Company filed a Registration Statement with the Securities and Exchange Commission for a public offering of its common stock in 1997. The Company offered to sell 1,500,000 shares of its common stock at a price of $10 per share. The offering was underwritten by managing underwriter (an affiliate of the Advisor) and a co-underwriter on a "best efforts" basis, and no minimum sale of stock was required. The stock sale commenced on September 26, 1997 and concluded January 22, 1999. A total of 799,759 shares were sold in the Company's public offering.

The Company filed a Registration Statement with the Securities and Exchange Commission for a public offering of its common stock in 1995. The Company offered to sell 2,000,000 shares of its common stock at a price of $10 per share. The offering was underwritten by an affiliate of the Advisor on a "best efforts" basis, but required a minimum sale of at least 200,000 shares of common stock. This minimum amount of shares was sold as of April 15, 1996, whereupon the Company commenced its principal operating activities. The Company's public offering of its shares continued through November 8, 1996.

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




6.  PUBLIC OFFERING OF THE COMPANY'S COMMON STOCK - Continued

Pursuant to the terms of the Underwriting Agreement, the Company paid the affiliated broker-dealer referred to above commissions and non-reimbursable expenses of approximately $331,000, $162,600 and $144,000 during 1998, 1997 and 1996, respectively. The Company paid no commissions or non-reimbursable expenses during 1995.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of the Company's financial instruments, none of which are held for trading purposes, are as follows at March 31, 1999 and 1998 and December 31, 1998, 1997, 1996 and 1995:


                                                     March 31
                                                    (Unaudited)
                                     1999                            1998
                          --------------------------        ---------------------------
                             Carrying         Fair           Carrying           Fair
                              Amount          Value           Amount            Value
                              ------          -----           ------            -----
Cash and equivalents       $2,410,735       $2,410,735       $1,080,850       $1,080,850
Loans receivable            6,840,793        6,840,793        5,482,429        5,482,429
Bonds receivable            1,881,144        1,881,144          131,722          131,722

                                                     December 31
                                     1998                             1997
                           --------------------------       ---------------------------
                             Carrying          Fair          Carrying          Fair
                              Amount          Value           Amount           Value
                              ------          -----           ------           -----

Cash and equivalents       $2,941,530       $2,941,530       $  291,815       $  291,815
Loans receivable            6,231,862        6,231,862        4,912,308        4,912,308
Bonds receivable            1,023,997        1,023,997          125,809          125,809

                        AMERICAN CHURCH MORTGAGE COMPANY

                          Notes to Financial Statements

                       March 31, 1999 and 1998 (Unaudited)
                   and December 31, 1998, 1997, 1996 and 1995




7.  FAIR VALUE OF FINANCIAL INSTRUMENTS - Continued

                                                   December 31
                                      1996                           1995
                            -------------------------      ------------------------
                             Carrying           Fair         Carrying        Fair
                              Amount            Value         Amount         Value
                              ------            -----         ------         -----
Cash and equivalents       $  612,744       $  612,744       $135,282       $135,282
Loans receivable            2,660,824        2,660,824
Bonds receivable              120,640          120,640

The carrying value of cash and equivalents approximates fair value. The fair value of the loans receivable and the bonds receivable are estimated by discounting future cash flows using current discount rates that reflect the risks associated with similar types of loans.

                                          APPENDIX I
                                    PRIOR PERFORMANCE TABLES

       The prior performance tables, Appendix I of the Prospectus, contain certain information about specific church bond mortgage financing projects conducted by the Managing Underwriter, American Investors Group, Inc., an affiliate of the Advisor. The purpose of the tables is to provide certain information on the prior performance of these bond financing programs so as to allow prospective investors a basis upon which to evaluate the experience of the affiliate of the Company. However, the programs discussed in this section do not necessarily have investment objectives and policies similar to those of the Advisor, and the results of those programs cannot be used or relied upon as being representative of the returns or yields that can be expected by shareholders of the Company. The following tables are included herein:

        Table I--Experience in Raising and Investing Funds
        Table II--Compensation to Sponsor (Managing Underwriter and Affiliates) Table IIB--Location of Prior First Mortgage Bond Financings Underwritten
          by the Managing Underwriter
        Table III---Mortgage Bond Financings by Managing Underwriter






                    BALANCE OF PAGE INTENTIONALLY LEFT BLANK

               TABLE I - EXPERIENCE IN RAISING AND INVESTING FUNDS

                              (since January 1991)

  Table I summarizes the funds raised and the use of those funds for the public offerings completed since January 1991 by American Investors Group, Inc., an affiliate of the Company and the Advisor.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                        Hopewell            New Life           Triumph New
                                        Missionary          Christian          Testament Church
                                        Baptist Church      Ministry

--------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                   $  3,700,000        $   715,000        $  850,000

--------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                    $  3,700,000        $   715,000        $  850,000

--------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED              100%                100%               100%

--------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates      $  259,000 (7%)     $   50,050 (7%)    $   59,500 (7%)
  Organizational Expenses               ---                 ---                ---
  Other Underwriting Expenses           $   46,425 (1.25%)  $   20,000 (2.8%)  $   21,250 (2.5%)
   Percent Available to Issuer          91.75%              90.02%             90.05%

--------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                  ---                 ---                ---

--------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage              ---                 ---                ---
financing divided by total
acquisition cost)
--------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                     1/15/91             3/1/91             3/15/91

--------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)               12                  2                  3

--------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                    ---                 ---                ---
INVESTMENT (measured from
beginning of offering)

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                        Mt. Moriah         Lake Baptist        Temple Baptist
                                        African            Church              Church
                                        Methodist
                                        Episcopal Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                   $  1,290,000       $  1,800,000        $  1,850,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                    $  1,290,000       $  1,800,000        $  1,850,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED              100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates      $   90,300 (7%)    $  108,000 (6%)     $  129,500 (7%)
  Organizational Expenses               ---                ---                 ---
  Other Underwriting Expenses           $   24,000 (1.9%)  $   22,500 (1.25%)  $   35,000 (1.9%)
  Percent Available to Issuer           91.01%             92.75%              91.1%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                  ---                ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage              ---                ---                 ---
financing divided by total
acquisition cost)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                     5/15/91            8/1/91              8/1/91

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)               1                  3                   2

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                    ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                        North Stelton      Shorter African     New Life
                                        African            Methodist           Christian
                                        Methodist          Episcopal Church    Ministry, Inc.
                                        Episcopal Church

------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                   $  725,000         $ 1,860,000         $  110,000

------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                    $  725,000         $  1,860,000        $  110,000

------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED              100%               100%                100%

------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates      $   50,750 (7%)    $  130,200 (7%)     $    8,250 (7.5%)
  Organizational Expenses               ---                ---                 ---
  Other Underwriting Expenses           $   17,000 (2.3%)  $   34,800 (1.9%)   $    8,000 (7.2%)
  Percent Available to Issuer           90.7%              91.1%               85.3%

------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                  ---                ---                 ---

------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage              ---                ---                 ---
financing divided by total
acquisition cost)
------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                     10/15/91           11/1/91             12/1/91

------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)               1                  1                   1

------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                    ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                          Mt. Vernon         Macedonia           First Baptist
                                          Baptist Church     Missionary          Church
                                                             Baptist Church

------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  1,350,000       $  1,195,000        $  1,040,000

------------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  1,350,000       $  1,195,000        $  1,040,000

------------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

------------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   94,500 (7%)    $   83,650 (7%)     $   72,800  (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   27,500 (2.0%)  $   12,100 (1.0%)   $   22,200 (2.1%)
  Percent Available to Issuer             91.0%              92.0%               90.90%

------------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

------------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)
------------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       12/15/91           2/15/92             3/1/92

------------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  1                   1

------------------------------------------------------------------------------------------------------
MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          World Missions     By His Word         Metropolitan
                                          Assembly           Christian Center    Baptist Church

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  720,000         $   1,215,000       $  475,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  720,000         $   1,215,000       $  475,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   50,400  (7%)   $   85,050  (7%)    $   33,250  (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   15,100 (2.1%)  $   18,500 (1.5%)   $   13,750 (2.9%)
  Percent Available to Issuer             90.9%              91.5%               90.1%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total acquisition
cost)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       3/15/92            4/1/92              4/1/92

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                  1                   1

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                          Christian Hope     Bible Missionary    Central Holiness
                                          Center             Baptist Church      Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  506,000         $  1,300,000        $  250,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  506,000         $  1,300,000        $  250,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   35,420  (7%)   $   91,000  (7%)    $   17,500  (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   11,500 (2.3%)  $   32,250 (2.5%)   $   10,000 (4.0%)
  Percent Available to Issuer             90.7%              90.5%               89.0%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total acquisition
cost)
-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       5/1/92             5/15/92             6/15/92

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  1                   1

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          St. James          Church of Jesus     Temple Baptist
                                          Episcopal Church   Christ              Church


----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  1,430,000       $  1,280,000        $  380,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  1,430,000       $  1,280,000        $  380,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   85,085 (5.95%) $   89,600 (7%)     $   26,700 (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   12,215 (.8%)   $   17,000 (1.3%)   $   11,900 (3.1%)
  Percent Available to Issuer             93.2%              91.7%               89.9%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       6/24/92            7/1/92              8/1/92

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                  1                   1

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Mt. Zion African   Calvary Temple of   Bethel Baptist
                                          Methodist          Allentown, PA       Church
                                          Episcopal Church

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  875,000         $  1,820,000        $  525,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  875,000         $  1,820,000        $  525,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
   Discounts Retained by Affiliates       $   61,250 (7%)    $  127,400 (7%)     $   36,750 (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   16,000 (1.8%)  $   37,500 (2.1%)   $   12,250 (2.3%)
  Percent Available to Issuer             91.2%              90.9%               90.7%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       8/15/92            9/1/92              9/15/92

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  1                   1

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Unity Palo Alto    Christian Love      Tabernacle
                                          Community Church   Baptist Church      Baptist Church

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  2,180,000       $   500,000         $  1,550,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  2,180,000       $   500,000         $  1,550,000
----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $  147,150 (6.75%) $   35,000 (7%)     $  108,500 (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   20,000 (.92%)  $   13,000 (2.6%)   $   22,000 (1.4%)
  Percent Available to Issuer             92.3%              90.4%               91.6%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       10/1/92            11/15/92            11/15/92

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                  1                   1

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                          Lee Memorial       Nazareth Baptist    Christian
                                          African            Church              Pentecostal
                                          Methodist                              Church
                                          Episcopal Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  1,225,000       $  390,000          $  1,600,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  1,225,000       $  390,000          $  1,600,000
-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $     85,750 (7%)  $      27,300 (7%)  $    112,000 (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   21,000 (1.7%)  $    9,700  (2.5%)  $   24,000 (1.5%)
  Percent Available to Issuer             91.3%              90.5%               91.5%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)
-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       12/15/92           1/15/93             2/1/93

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  1                   1

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Mount Zion         Lake Baptist        St. Marks
                                          Christian          Church              Misssionary
                                          Baptist Church                         Baptist Church

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  750,000         $  365,000          $  1,500,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  750,000         $  365,000          $  1,500,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   52,500 (7%)    $   25,550 (7%)     $  105,000 (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   14,500 (2.75%) $    8,000 (2.2%)   $   23,000 (1.5%)
  Percent Available to Issuer             90.25%             90.8%               91.5%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       1/15/93            2/1/93              2/1/93

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  1                   1

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                          Friendship         Christian Faith     Raleigh
                                          Missionary         Center              Christian
                                          Baptist Church                         Community Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  700,000         $  1,765,000        $  1,425,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  700,000         $  1,765,000        $  1,425,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   49,000 (7%)    $  119,138 (6.75%)  $   90,750 (6.25%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   15,000 (2.1%)  $   17,000 (1.0%)   $   14,000 (1.0%)
  Percent Available to Issuer             90.9%              92.25%              92.75%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       4/1/93             5/15/93             6/1/93

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  1                   1

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Porters Day Care   Outreach            Evergreen
                                          and Education      Christian Center    Missionary
                                          Center                                 Baptist Church

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  350,000         $   575,000         $  345,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  350,000         $   575,000         $  345,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   25,500 (7%)    $   39,963 (6.95%)  $   24,150 (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   14,000 (3.1%)  $   12,000 (1.7%)   $   11,000 (3.2%)
  Percent Available to Issuer             89.9%              91.35%              89.8%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       5/15/93            5/15/93             6/1/93

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                  1                   1

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Faith Southwest    Cornerstone Church  St. Paul African
                                          Baptist Church                         Methodist
                                                                                 Episcopal Church

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT OFFERED                     $  700,000         $  4,355,000        $  1,000,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  700,000         $  4,355,000        $  1,000,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   48,650 (6.95%) $  293,963 (6.75%)  $   67,500 (6.75%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   14,000 (2.0%)  $   37,250 (.85%)   $   19,000 (1.9%)
  Percent Available to Issuer             91.05%             92.4%               91.35%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       6/15/93            7/15/93             8/15/93

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  1                   1

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                              A7

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Windsor Village    First Baptist       Peaceful Zion
                                          United Methodist   Church              Missionary
                                          Church                                 Baptist Church
                                                                                 Miami, FL

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT OFFERED                     $  3,100,000       $   2,600,000       $  750,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  3,100,000       $   2,600,000       $  750,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 193,750 (6.25%)  $  175,500 (6.75%)  $   52,500 (7%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $  32,000 (1.0%)   $   30,500 (1.2%)   $   17,500 (2.3%)
  Percent Available to Issuer             92.75%             92.05%              90.7%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       9/1/93             10/1/93             10/15/93

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                  1                   1

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                          Central Holiness   Apostolic Faith     New Life
                                          Church             Home Assembly       Christian
                                                                                 Ministry

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT OFFERED                     $  1,405,000       $  2,600,000        $  2,000,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  1,405,000       $  2,600,000        $  2,000,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   87,813 (6.25%) $  169,000 (6.5%)   $  130,000 (6.5%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   12,000 (.85%)  $   36,500 (1.4%)   $   23,000 (1.15%)
  Percent Available to Issuer             92.8%              92.1%               92.0%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       11/15/93           12/15/93            2/15/94

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  9                   2

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                          Calvary Temple     First Baptist       Woodinville
                                          of Allentown, PA   Church              Church of Christ

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  1,950,000       $   740,000         $  440,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  1,950,000       $   740,000         $  440,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $  121,875 (6.25%) $   46,250 (6.25%)  $   27,500 (6.25%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $   18,000 (.9%)   $   11,200 (1.5%)   $   12,000 (2.27%)
  Percent Available to Issuer             92.85%             92.25%              91.48%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                ---
financing divided by total
acquisition cost)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       2/15/94            4/1/94             5/15/94

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                  2                  1

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Resurrection       Church of Jesus     By His Word
                                          Life Ministries    Christ              Christian Center

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  620,000         $  1,735,000        $  1,665,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  620,000         $  1,735,000        $  1,665,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   90,300 (7%)    $  103,233 (5.95%)  $   71,595 (5.95%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $    3,000 (.5%)   $   21,000 (1.2%)   $   17,000 (1.0%)
  Percent Available to Issuer             95.0%              92.85%              93.05%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisition cost)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       5/15/94            6/1/94              8/28/94

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                  3                   2

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Liberty            Morningstar        Gates of Heaven
                                          Church             Baptist Church     Church

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $  900,000         $ 800,000          $ 3,400,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $  900,000         $ 800,000          $ 3,400,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%               100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   53,550 (5.95%) $   47,600 (5.95%) $  202,300 (5.95%)
  Organizational Expenses                 ---                ---                ---
  Other Underwriting Expenses             $   11,000 (1.2%)  $   10,000 (1.25%) $   30,000 (1.00%)
  Percent Available to Issuer             93.05%             92.80%             93.05%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                ---
financing divided by total
acquisition cost)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       7/1/94             9/15/94            11/15/94

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 5                  3                  10

---------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                ---
INVESTMENT (measured from
beginning of offering)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                          Windsor Village     Hopewell            St. Agnes
                                          United              Missionary          Missionary
                                          Methodist           Baptist Church      Baptist Church
                                          Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $ 725,000           $ 6,350,000         $3,200,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $ 725,000           $ 6,350,000         $1,600,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%                100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   45,313 (6.25%)  $  377,825 (5.95%)  $  190,400 (5.95%)
  Organizational Expenses                 ---                 ---                 ---
  Other Underwriting Expenses             $    7,000 (1.00%)  $   45,000 (.71%)   $   27,000 (.84%)
  Percent Available to Issuer             92.75%              94.05%              94.05%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                 ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                 ---                 ---
financing divided by total
acquisition cost)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       1/1/95              1/15/95             3/15/95

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                   10                  6

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                          Church of the      Zion Evangelistic    St. Mark's
                                          Great              Temple               Missionary
                                          Commission                              Baptist Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $2,200,000         $4,375,000           $360,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $2,200,000         $4,375,000           $360,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                 100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $  130,900 (5.95%) $  260,313 (5.95%)   $  24,300 (6.25%)
  Organizational Expenses                 ---                ---                  ---
  Other Underwriting Expenses             $   25,500 (1.20%) $   39,000 (.89%)    $   14,500 (4.02%)
  Percent Available to Issuer             93.00%             93.00%               89.00%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                  ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage
financing divided by total
acquisition cost)                         ---                ---                  ---
-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       4/1/95             4/15/95              04/01/95

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 6                  6                    6

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                  ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                          Emmanuel Baptist   The Community      Abundant Life
                                          Church             Protestant Church  Church of Christ

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,655,000         $1,500,000         $1,425,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,655,000         $1,500,000         $1,425,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%               100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   98,475 (5.95%) $   89,250 (5.95%) $   80,888 (5.68%)
  Organizational Expenses                 ---                ---                ---
  Other Underwriting Expenses             $   20,000 (1.21%) $   24,000 (1.6%)  $   30,000 (2.10%)
  Percent Available to Issuer             92.84%             92.45%             92.22%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage
financing divided by total
acquisition cost)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       07/15/95           08/15/95           10/15/95

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 6                  7                  3

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                          Greeley Church of  Twelfth Avenue      The Holden Chapel
                                          Christ             General
                                                             Baptist Church,
                                                             Inc.

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $500,000           $1,195,000          $500,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $500,000           $1,195,000          $500,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   41,500 (8.30%) $   83,650 (7.00%)  $   29,750 (5.95%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $    5,000 (1.00%) $    5,000 (0.41%)  $    5,000 (1.00%)
  Percent Available to Issuer             90.70%             92.58%              93.05%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE                          ---                ---                 ---
(mortgage financing
divided by total
acquisition cost)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       10/15/95           10/15/95            11/01/95

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                  1                   1
----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                          House of Praise    Pembroke Park      Faith Community
                                          Ministries, Inc.   Church             Church, Inc.
                                                             of Christ, Inc.


----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $675,000           $600,000           $950,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $675,000           $600,000           $950,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%               100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   40,163 (5.95%) $   35,700 (5.95%) $   64,800 (7.20%)
  Organizational Expenses                 ---                ---                ---
  Other Underwriting Expenses             $   20,837 (3.08%) $    6,000 (1.00%) $   13,000 (1.37%)
  Percent Available to Issuer             90.96%             92.85%             91.81%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---               ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE                          ---               ---               ---
(mortgage financing
divided by total
acquisition cost)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       10/01/95          11/15/95          12/01/95

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 10                9                 1
----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---               ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                          Christ Church of    Oasis Christian    Centennial Star
                                          Kirkland            Center             of Bethlehem

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $2,785,000          $825,000           $1,195,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $2,785,000          $825,000           $1,195,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%                100%               100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $  192,165 (6.90%)  $   49,088 (5.95%) $   71,103 (5.95%)
  Organizational Expenses                 ---                 ---                ---
  Other Underwriting Expenses             $    8,400 (0.30%)  $   12,000 (1.45%) $   14,000 (1.17%)
  Percent Available to Issuer             92.78%              92.60%             92.88%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                 ---                ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                 ---                ---
 financing divided by total
 acquisitions costs)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       12/29/95            02/15/96           02/01/96

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 7                   10                 8

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                 ---                ---
INVESTMENT (measured from
 beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                          St. Agnes          Lake Baptist       Cornerstone Church
                                          Missionary         Church
                                          Baptist Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $875,000           $1,840,000         $6,600,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $875,000           $1,840,000         $6,600,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%               100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $   52,063 (5.95%) $  109,480 (5.95%) $  412,500 (6.25%)
  Organizational Expenses                 ---                ---                ---
  Other Underwriting Expenses             $   15,000 (1.71%) $   12,520 (1.06%) $   32,000 (0.48%)
  Percent Available to Issuer             92.33%             89.70%             93.26%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                ---
 financing divided by total
 acquisitions costs)
-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       03/15/96           03/15/96           05/15/96

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 5                  6                  3

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                ---
INVESTMENT (measured from
 beginning of offering)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                          Abundant Life      Vollintine Baptist  Aloha Christian
                                          Family Worship     Church, Inc.        Life Center
                                          Ctr., Inc.

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $2,025,000         $425,000            $1,380,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $2,025,000         $425,000            $1,380,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%                100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 120,488 (5.95%)  $ 25,288 (5.95%)   $ 84,850 (6.15%)
  Organizational Expenses                 ---                ---                 ---
  Other Underwriting Expenses             $  21,000 (1.03%)  $  8,000 (1.88%)   $ 15,000 (1.08%)
  Percent Available to Issuer             93.02%             92.17%             92.76%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---                 ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---                 ---
financing divided by total
acquisitions costs)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       08/15/96           08/15/96            09/01/96

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 5                  4                   7

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                          New Life Baptist   Centennial Star   Cornerstone
                                          Church of          of Bethlehem      Church
                                          Thurston County    Baptist Church
                                                             of Ossining ,
                                                             New York

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,300,000         $450,000          $4,680,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,300,000         $450,000          $4,680,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%              100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 77,350 (5.95%)   $ 29,250 (6.50%)  $278,460 (5.95%)
  Organizational Expenses                 ---                ---               ---
  Other Underwriting Expenses             $14,000 (1.08%)    $ 13,000 (2.89%)  $ 36,540 (.78%)
  Percent Available to Issuer             92.97%             90.61%            93.27%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---               ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---                ---               ---
financing divided by total
acquisitions costs)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       10/15/96           11/15/96          12/15/96

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 5                  4                 4

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---               ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                          United Baptist    Spring Lake Church  New Jerusalem
                                          Church            of Christ           Church


----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,525,000        $600,000            $2,300,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,525,000        $600,000            $2,300,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%              100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 90,738 (5.95%)  $ 52,800 (8.80%)    $136,850 (5.95%)
  Organizational Expenses                 ---               ---                 ---
  Other Underwriting Expenses             $ 19,000 (1.24%)  $ 10,000 (1.66%)    $ 24,000 (1.04%)
  Percent Available to Issuer             92.81%            89.54%              93.01%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---                 ---

----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---               ---                 ---
financing divided by total
acquisitions costs)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       12/15/96          02/15/97            03/15/97

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 4                 2                   3

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

                                          Aloha Christian   Bethany Baptist   Original Holy Ark
                                          Life Center       Church            Missionary
                                                                              Baptist Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $490,000          $1,750,000        $675,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $490,000          $1,750,000        $675,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%              100%              100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 44,100 (9.00%)  $104,125 (5.95%)  $ 42,188 (6.25%)
  Organizational Expenses                 ---               ---               ---
  Other Underwriting Expenses             $  7,000 (1.43%)  $ 22,000 (1.25%)  $ 14,000 (2.24%)
  Percent Available to Issuer             89.57%            92.80%            91.51%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---               ---

-----------------------------------------------------------------------------------------------------

PERCENT LEVERAGE (mortgage                ---               ---               ---
financing divided by total
acquisitions costs)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       04/01/97          04/01/97          04/15/97

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 1                 3                 2

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---               ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                          Bethlehem Temple  Centro de           Teen Mania
                                          Community Church  Capacitiacion       Ministries, Inc.
                                          of Rialto         Cristiana

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,200,000        $ 650,000           $2,300,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,200,000        $ 650,000           $2,300,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%              100%                100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 75,000 (6.25%)  $ 45,050 (6.93%)    $139,150 (6.05%)
  Organizational Expenses                 ---               ---                 ---
  Other Underwriting Expenses             $ 19,000 (1.58%)  $ 15,250 (2.35%)    $ 29,000 (1.26%)
  Percent Available to Issuer             92.17%            90.72%              92.69%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---                 ---

----------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---               ---                 ---
financing divided by total
acquisitions costs)

----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       05/01/97          05/15/97            07/01/97

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 7                 3                   9

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

                                          Full Gospel       Greater Mt. Zion  Church of the
                                          Christian         Missionary        Great Commission
                                          Assembly          Baptist Church

-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,525,000        $1,185,000        $1,100,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,525,000        $1,185,000        $1,100,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%              100%              100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 95,313 (6.25%)  $ 74,063 (6.25%)  $ 65,450 (5.95%)
  Organizational Expenses                 ---               ---               ---
  Other Underwriting Expenses             $ 23,000 (1.51%)  $16,500 (1.39%)   $ 15,000 (1.36%)
  Percent Available to Issuer             92.24%            92.36%            92.69%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---               ---

-----------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---               ---               ---
financing divided by total
acquisitions costs)

-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       07/01/97          07/15/97          08/01/97

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 8                 9                 9

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---               ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                          City Church       Sharon Baptist      New Hope Missionary
                                                            Church              Baptist Church


----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,600,000        $6,200,000          $2,300,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,600,000        $6,200,000          $2,300,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                 100%              100%               100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $111,360 (6.96%)  $368,900 (5.95%)    $139,150 (6.05%)
  Organizational Expenses                 ---               ---                 ---
  Other Underwriting Expenses             $ 10,000 ( .63%)  $ 36,000  (0.58%)   $ 29,000 (1.26%)
  Percent Available to Issuer             92.42%            93.47%              92.69%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---                 ---

----------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---               ---                 ---
financing divided by total
acquisitions costs)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       09/01/97          10/15/97            10/15/97

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 9                 10                  9

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---                 ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                          The Holy Way      Swope Parkway     The Community
                                          Church, Inc.      Church of Christ  Protestant
                                                                              Church of
                                                                              CO-OP City
-----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,500,000        $1,200,000        $1,000,000

-----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,500,000        $1,200,000        $ 1,000,000

-----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%              100%                 100%

-----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 89,250 (5.95%)  $ 96,000 (8.00%)  $ 59,500 (5.95%)
  Organizational Expenses                 ---               ---               ---
  Other Underwriting Expenses             $ 21,000 (1.40%)  $  6,000  ( .50%) $ 18,000 (1.80%)
  Percent Available to Issuer             92.65%            91.50%            92.25%

-----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---               ---

-----------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---               ---                 ---
financing divided by total
acquisitions costs)
-----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       10/15/97          11/01/97            11/15/97

-----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 8                 7                   9

-----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---                 ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                          Gospel Tabernacle   The New York Dong  New Life Baptist
                                          Church              Yang First Church  Church


---------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $3,550,000          $ 735,000          $  495,000

---------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $3,550,000          $ 735,000          $  495,000

---------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                 100%                100%              100%

---------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $211,225 (5.95%)    $ 43,733 (5.95%)   $ 29,453 (5.95%)
  Organizational Expenses                 ---                 ---                ---
  Other Underwriting Expenses             $ 30,000 (.85%)     $ 10,000 (1.36%)   $ 10,000 (2.02%)
  Percent Available to Issuer             93.20%              92.69%             92.03%

---------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                 ---                ---

---------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---                 ---                ---
financing divided by total
acquisitions costs)
---------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       02/01/98            03/15/98           03/15/98

---------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 9                   7                  2

---------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                 ---                ---
INVESTMENT (measured from
beginning of offering)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                          Church of the     Spiritual Life   The Lee Memorial
                                          Great Commission  Ministries, Inc. A.M.E. Church


------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,900,000        $ 1,985,000      $ 1,000,000

------------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,900,000        $ 1,985,000      $ 1,000,000

------------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%              100%              100%

------------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $113,050 (5.95%)  $ 118,108 (5.95%) $ 59,500 (5.95%)
  Organizational Expenses                 ---               ---               ---
  Other Underwriting Expenses             $ 19,000 (1.00%)  $  15,000 (0.76%) $ 12,000 (1.20%)
  Percent Available to Issuer             93.05%            93.29%            92.85%

------------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---               ---              ---

------------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---               ---              ---
financing divided by total
acquisitions costs)
------------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       04/01/98          05/15/98         06/01/98

------------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 2                 6                5

------------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---               ---              ---
INVESTMENT (measured from
beginning of offering)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                          Harvest Community   New Vision Full    United Baptist
                                          Church              Gospel Baptist     Church
                                                              Church

---------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $ 2,400,000         $1,125,000         $ 755,000

---------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $ 2,400,000         $1,125,000         $ 755,000

---------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%                100%               100%

---------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 117,120 (5.95%)   $ 66,938 (5.95%)   $ 44,923 (5.95%)
  Organizational Expenses                 ---                 ---                ---
  Other Underwriting Expenses             $   5,000 (0.21%)   $ 11,000 (0.98%)   $ 11,000 (1.46%)
  Percent Available to Issuer             94.91%              93.07%             92.59%

---------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                 ---                ---

---------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---                 ---                ---
financing divided by total
acquisitions costs)

---------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       06/01/98            07/15/98           07/15/98

---------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 8                   4                  6

---------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                 ---                ---
INVESTMENT (measured from
beginning of offering)
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                          Raleigh            Teen Mania        Linconia
                                          Christian          Ministries        Tabernacle
                                          Community                            Christian Center

------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $ 3,420,000        $1,650,000        $1,100,000

------------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $ 3,420,000        $1,650,000        $1,100,000

------------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%               100%              100%

------------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 196,650 (5.95%)  $ 99,825 (5.95%)  $ 65,450 (5.95%)
  Organizational Expenses                 ---                ---               ---
  Other Underwriting Expenses             $  19,000 (0.55%)  $ 17,000 (1.03%)  $ 13,000 (1.18%)
  Percent Available to Issuer             93.70%             92.92%            92.87%

------------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                ---               ---

------------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---                ---               ---
financing divided by total
acquisitions costs)

------------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       08/01/98           09/15/98          08/15/98

------------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 6                  5                 4

------------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                ---               ---
INVESTMENT (measured from
beginning of offering)
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                          New Generation      Sharon Baptist     Full Gospel
                                          Ministries          Church of          Pentecostal
                                                              Philadelphia       Church

----------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $1,285,000          $1,325,000         $2,670,000

----------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $1,285,000          $1,325,000         $2,670,000

----------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                100%                100%               100%

----------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
   Discounts Retained by Affiliates       $ 76,458 (5.95%)    $ 78,838 (5.95%)   $ 210,930 (5.95%)
  Organizational Expenses                 ---                 ---                ---
  Other Underwriting Expenses             $ 14,000 (1.09%)    $ 12,000 (0.91%)   $  24,000 (0.90%)
   Percent Available to Issuer            92.96%              93.14%             91.20%

----------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                 ---                ---

----------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---                 ---                ---
financing divided by total
acquisitions costs)
----------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       09/15/98            10/15/98           10/15/98

----------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                 4                   7                  5

----------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                 ---                ---
INVESTMENT (measured from
beginning of offering)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                           Centennial Star    St. Agnes         Greater Open Door
                                           of Bethlehem       Missionary        Church of God in
                                           Church             Baptist Church    Chirst

------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                      $1,845,000         $4,575,000        $ 900,000

------------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                       $1,845,000         $4,575,000        $ 900,000

------------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                 100%               100%              100%

------------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
   Discounts Retained by Affiliates        $ 109,778 (5.95%)  $ 272,213 (5.95%) $ 53,550 (5.95%)
  Organizational Expenses                  ---                ---               ---
  Other Underwriting Expenses              $  19,000 (1.00%)  $ 29,000 (0.63%)  $ 10,000 (1.11%)
   Percent Available to Issuer             93.02%             93.42%            92.94%

------------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                     ---                ---               ---

------------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                 ---                ---               ---
financing divided by total
acquisitions costs)
------------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                        11/15/98           12/15/98          11/01/98

------------------------------------------------------------------------------------------------------

LENGTH OF OFFERING (mos.)                  4                  3                 1

------------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                       ---                ---               ---
INVESTMENT (measured from
beginning of offering)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Southern            Spiritual Life     St. Agnes
                                          California Word     Ministries         Missionary
                                          of Faith                               Baptist Church
-----------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT OFFERED                     $5,275,000          $ 255,000          $5,350,000

-----------------------------------------------------------------------------------------------------------------------------------

DOLLAR AMOUNT RAISED                      $3,576,000 (1)      $ 255,000          $ 887,000 (1)

-----------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF FUNDS RAISED                68%                 100%               16%

-----------------------------------------------------------------------------------------------------------------------------------

LESS OFFERING EXPENSES:
  Selling Commissions &
  Discounts Retained by Affiliates        $ 313,863 (5.95%)   $ 15,173 (5.95%)   $ 318,325 (5.95%)
  Organizational Expenses                 ---                 ---                ---
  Other Underwriting Expenses             $  37,000 (0.70%)   $  6,000 (2.35%)   $  34,000 (0.64%)
  Percent Available to Issuer             93.35%              91.70%             94.41%
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL ACQUISITION COST                    ---                 ---                ---

-----------------------------------------------------------------------------------------------------------------------------------

Percent Leverage (mortgage                ---                 ---                ---
financing divided by total
acquisitions costs)

-----------------------------------------------------------------------------------------------------------------------------------

DATE OFFERING BEGAN                       02/01/99            02/15/99           03/15/99

-----------------------------------------------------------------------------------------------------------------------------------
LENGTH OF OFFERING (mos.)                 Open                1                  Open

-----------------------------------------------------------------------------------------------------------------------------------

MONTHS TO INVEST 90% OF
AMOUNT AVAILABLE FOR                      ---                 ---                ---
INVESTMENT (measured from
beginning of offering)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Offering still in progress. Figures reflect bond sales through March 31, 1999.

                TABLE II - COMPENSATION TO SPONSOR AND AFFILIATES
               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                          Hopewell           New Life           Triumph New
                                          Missionary         Christian          Testament Church
                                          Baptist Church     Ministry

---------------------------------------------------------------------------------------------------
Date Offering Commenced                   1/15/91            3/1/91             3/15/91

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  3,700,000       $   715,000        $  850,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)
  Acquisition Fees                        $ 259,000          $ 50,050           $ 59,500
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 46,425           $ 20,000           $ 21,250

---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisor Fee earned
           to date (3)                    $ 24,574           $ 5,000            $ 6,411
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                          Mt. Moriah         Lake Baptist        Temple Baptist
                                          African            Church              Church
                                          Methodist
                                          Episcopal Church

------------------------------------------------------------------------------------------------------
Date Offering Commenced                   5/15/91            8/1/91              8/1/91

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  1,290,000       $  1,800,000        $  1,850,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)
  Acquisition Fees                        $ 90,300           $ 108,000           $ 129,500
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 24,000           $ 22,500            $ 35,000

------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisor Fee earned
           to date (3)                    $ 9,751            $ 10,206            $ 7,333
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                          North Stelton      Shorter African    New Life
                                          African            Methodist          Christian
                                          Methodist          Episcopal Church   Ministry, Inc.
                                          Episcopal Church

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   10/15/91           11/1/91            12/1/91

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $ 725,000          $ 1,860,000        $  110,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)                   $ 50,750           $ 130,200          $ 8,250
  Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 17,000           $ 34,800           $ 8,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisory Fee earned
         to date (3)                      $ 5,196            $ 18,676           $ 358
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                          Mt. Vernon         Macedonia           First Baptist
                                          Baptist            Missionary          Church
                                          Church             Baptist Church

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   12/15/91           2/15/92             3/1/92
------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  1,350,000       $  1,195,000        $  1,040,000
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)                   $ 94,500           $ 83,650            $ 72,800
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 27,500           $ 12,100            $ 22,200
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisory Fee earned
         to date (3)                      $ 5,060            $ 13,949            $12,593
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                          World Missions     By His Word        Metropolitan
                                          Assembly           Christian Center   Baptist Church

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   3/15/92            4/1/92             4/1/92

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  720,000         $   1,215,000      $  475,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)                   $50,400            $ 85,050           $ 33,250
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $15,100            $ 18,500           $ 13,750
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated
from Operations before Deducting
Payments to Sponsor                       ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisory Fee earned
        to date (3)                       $ 2,554            $ 4,828            $ 5,587
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                          Christian Hope     Bible Missionary    Central Holiness
                                          Center             Baptist Church      Church

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   5/1/92             5/15/92             6/15/92

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  506,000         $  1,300,000        $  250,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)                   $  35,420          $ 91,000            $ 17,500
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 11,500           $ 32,250            $ 10,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated
from Operations before Deducting
Payments to Sponsor                       ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisory Fee earned
        to date (3)                       $ 8,208            $ 14,452            $ 7,596
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                          St. James          Church of Jesus    Temple Baptist
                                          Episcopal Church   Christ             Church


---------------------------------------------------------------------------------------------------

Date Offering Commenced                   6/24/92            7/1/92             8/1/92

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  1,430,000       $   1,280,000      $  380,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 85,085           $ 89,600           $ 26,700
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 12,215           $ 17,000           $ 11,900
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated
from Operations before Deducting
Payments to Sponsor                       ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisory Fee earned
         to date (3)                      $ 10,069           $ 4,022            $ 765
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                          Mt. Zion African   Calvary Temple of   Bethel Baptist
                                          Methodist          Allentown, PA       Church
                                          Episcopal Church

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   8/15/92            9/1/92              9/15/92

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  875,000         $  1,820,000        $  525,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 61,250           $ 127,400           $ 36,750
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 16,000           $ 37,500            $ 12,250
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated
from Operations before Deducting
Payments to Sponsor                       ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisory Fee earned
         to date (3)                      $ 2,243            $ 5,356             $ 5,372
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fee remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                          Unity Palo Alto    Christian Love     Tabernacle
                                          Community Church   Baptist Church     Baptist Church

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   10/1/92            11/15/92           11/15/92

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  2,180,000       $  500,000         $  1,550,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)                   $ 147,150          $ 35,000           $ 108,500
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 20,000           $ 13,000           $ 22,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisory Fee earned            ---                ---                ---
         to date (3)                      $ 14,904           $ 5,343            $ 11,888
    Other (identify & quantify)
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                          Lee Memorial       Nazareth Baptist    Christian
                                          African            Church              Pentecostal
                                          Methodist                              Church
                                          Episcopal Church

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   12/15/92           1/15/93             2/1/93

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  1,225,000       $  390,000          $  1,600,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Proceeds of Offering:
  Underwriting Fees (1)                   $ 85,750           $ 27,300            $ 112,000
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 21,000           $ 9,700             $ 24,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor
from Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisory Fee earned            ---                ---                 ---
         to date (3)                      $ 8,502            $ 5,254             $ 9,054
    Other (identify & quantify)
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                          Mount Zion         Lake Baptist       St. Marks
                                          Christian          Church             Missionary
                                          Baptist Church                        Baptist Church

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   1/15/93            2/1/93             2/1/93

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  750,000         $ 365,000          $  1,500,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 52,500           $ 25,550           $ 105,000
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 14,500           $ 8,000            $ 23,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisory Fee earned
        to date (3)                       $ 8,307            $ 1,540            $ 9,395
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                          Friendship         Christian Faith     Raleigh
                                          Missionary         Center              Christian
                                          Baptist Church                         Community

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   4/1/93             5/15/93             6/1/93

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  700,000         $  1,765,000        $  1,425,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 49,000           $ 119,138           $ 90,750
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 15,000           $ 17,000            $ 14,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisory Fee earned
        to date (3)                       $ 7,561            $ 9,096             $ 10,600
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                          Porters Day Care   Outreach           Evergreen
                                          and Educational    Christian Center   Baptist Church
                                          Center

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   5/15/93            5/15/93            6/1/93

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  350,000         $   575,000        $  345,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 25,500           $ 39,963           $ 24,150
  Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 14,000           $ 12,000           $ 11,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
  Property Management Fees                ---                ---                ---
  Partnership Management Fees             ---                ---                ---
  Reimbursements                          ---                ---                ---
  Leasing Commissions                     ---                ---                ---
  Annual Advisory Fee earned
        to date (3)                       $ 3,514            $ 5,119            $ 966
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
  Cash                                    ---                ---                ---
  Notes                                   ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                ---
  Incentive Fees                          ---                ---                ---
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                          Faith Southwest    Cornerstone Church  St. Paul African
                                          Baptist Church                         Methodist
                                                                                 Episcopal Church

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   6/15/93            7/15/93             8/15/93

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  700,000         $  4,355,000        $  1,000,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 48,650           $ 293,963           $ 67,500
  Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 14,000           $ 37,250            $ 19,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
  Property Management Fees                ---                ---                 ---
  Partnership Management Fees             ---                ---                 ---
  Reimbursements                          ---                ---                 ---
  Leasing Commissions                     ---                ---                 ---
  Annual Advisory Fee earned
        to date (3)                       $ 4,819            $ 10,468            $ 7,558
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
  Cash                                    ---                ---                 ---
  Notes                                   ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                 ---
  Incentive Fees                          ---                ---                 ---
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                          Windsor Village    First Baptist      Peaceful Zion
                                          United Methodist   Church             Missionary
                                          Church                                Baptist Church

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   9/1/93             10/1/93            10/15/93

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  3,100,000       $   2,600,000      $  750,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 193,750          $ 175,500          $ 52,500
  Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 32,000           $ 30,500           $ 17,500

---------------------------------------------------------------------------------------------------
Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
  Property Management Fees                ---                ---                ---
  Partnership Management Fees             ---                ---                ---
  Reimbursements                          ---                ---                ---
  Leasing Commissions                     ---                ---                ---
  Annual Advisory Fee earned
       to date (3)                        $ 23,181           $ 18,962           $ 7,261
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property
Sales and Refinancing
before Deducting Payments
to Sponsor:
  Cash                                    ---                ---                ---
  Notes                                   ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                ---
  Incentive Fees                          ---                ---                ---
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                          Central Holiness   Apostolic Faith     New Life
                                          Church             Home Assembly       Christian
                                                                                 Ministry

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   11/15/93           12/15/93            2/15/94

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  1,405,000       $  2,600,000        $ 2,000,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 87,813           $ 169,000           $ 130,000
  Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 12,000           $ 36,500            $ 23,000

------------------------------------------------------------------------------------------------------
Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
  Property Management Fees                ---                ---                 ---
  Partnership Management Fees             ---                ---                 ---
  Reimbursements                          ---                ---                 ---
  Leasing Commissions                     ---                ---                 ---
  Annual Advisory Fee earned
       to date (3)                        $ 12,814           $ 18,630            $ 17,864
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property
Sales and Refinancing
before Deducting Payments
to Sponsor:
  Cash                                    ---                ---                 ---
  Notes                                   ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                 ---
  Incentive Fees                          ---                ---                 ---
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
                                          Calvary Temple     First Baptist      Woodinville
                                          of Allentown, PA   Church             Church of Christ

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   2/15/94            4/1/94             5/15/94

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  1,950,000       $   740,000        $  440,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 121,875          $ 46,250           $ 27,500
  Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 18,000           $ 11,200           $ 12,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
  Property Management Fees                ---                ---                ---
  Partnership Management Fees             ---                ---                ---
  Reimbursements                          ---                ---                ---
  Leasing Commissions                     ---                ---                ---
  Annual Advisory Fee earned
      to date (3)                         $ 9,724            $ 13,221           $ 2,886
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
  Cash                                    ---                ---                ---
  Notes                                   ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                ---
  Incentive Fees                          ---                ---                ---
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                          Resurrection       Church of Jesus     By His Word
                                          Life Ministries    Christ              Christian Center

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   5/15/94            6/1/94              8/28/94

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $  620,000         $  1,735,000        $  1,665,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 90,300           $ 103,233           $ 71,595
  Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 3,000            $ 21,000            $ 17,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
  Property Management Fees                ---                ---                 ---
  Partnership Management Fees             ---                ---                 ---
  Reimbursements                          ---                ---                 ---
  Leasing Commissions                     ---                ---                 ---
  Annual Advisory Fee earned
      to date (3)                         $ 20,388           $ 17,874            $ 16,817
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
  Cash                                    ---                ---                 ---
  Notes                                   ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                 ---
  Incentive Fees                          ---                ---                 ---
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------

                                          Liberty Church     Morningstar        Gates of Heaven
                                                             Baptist
                                                             Church

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   7/1/94             9/15/94            11/15/94

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $ 900,000          $ 800,000          $ 3,400,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
   Underwriting Fees (1)                  $ 53,550           $ 47,600           $ 202,300
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 11,000           $ 10,000           $ 30,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:                                                                     ---
  Property Management Fees                ---                ---                ---
  Partnership Management Fees             ---                ---                ---
  Reimbursements                          ---                ---                ---
  Leasing Commissions                     ---                ---                ---
  Annual Advisor Fee earned
      to date (3)                         $ 8,269            $ 9,779            $ 21,712
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
  Cash                                    ---                ---                ---
  Notes                                   ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                ---
  Incentive Fees                          ---                ---                ---
  Other (identify & quantify)             ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

                                          Windsor Village    Hopewell            St. Agnes
                                          United             Missionary          Missionary
                                          Methodist Church   Baptist Church      Baptist Church

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   1/1/95             1/15/95             3/15/95

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $ 725,000          $ 6,350,000         $3,200,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
   Underwriting Fees (1)                  $ 45,313           $ 377,825           $ 190,400
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 7,000            $ 45,000            $ 27,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:                               ---                ---                 ---
  Property Management Fees                ---                ---                 ---
  Partnership Management Fees             ---                ---                 ---
  Reimbursements                          ---                ---                 ---
  Leasing Commissions                     ---                ---                 ---
  Annual Advisor Fee earned
      to date (3)                         $ 3,946            $ 24,556            $ 14,803
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
  Cash                                    ---                ---                 ---
  Notes                                   ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
  Real Estate Commissions                 ---                ---                 ---
  Incentive Fees                          ---                ---                 ---
  Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------

                                          Church of the      Zion               St. Mark's
                                          Great              Evangelistic       Missionary
                                          Commission         Temple             Baptist Church

---------------------------------------------------------------------------------------------------

Date Offering Commenced                   4/1/95             4/15/95            04/01/95

---------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $ 2,200,000        $4,375,000         $360,000

---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 130,900          $ 260,313          $ 24,300
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 25,500           $ 39,000           $ 14,500
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisor Fee earned
        to date (3)                       $ 15,089           $ 18,005           $ 2,858
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

                                          Emmanuel Baptist   The Community       Abundant Life
                                          Church             Protestant Church   Church
                                                                                 of Christ

------------------------------------------------------------------------------------------------------

Date Offering Commenced                   07/15/95           08/15/95            10/15/95

------------------------------------------------------------------------------------------------------

Dollar Amount Raised                      $1,655,000         $1,500,000          $1,425,000

------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Proceeds of Offering:
  Underwriting Fees (1)                   $ 98,475           $ 89,250            $ 80,888
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 20,000           $ 24,000            $ 30,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisor Fee earned
        to date (3)                       $ 14,457           $ 11,099            $ 10,903
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------

                                          Greeley Church of  Twelfth Avenue     The Holden Chapel
                                          Christ             General Baptist
                                                             Church, Inc.

---------------------------------------------------------------------------------------------------

 Date Offering Commenced                  10/15/95           10/15/95           11/01/95

---------------------------------------------------------------------------------------------------

 Dollar Amount Raised                     $500,000           $1,195,000         $500,000

---------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                   $ 41,500           83,650             29,750
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 5,000            $ 5,000            $5,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before Deducting
Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisor Fee earned             ---                ---                ---
        to date (3)                       ---                ---                $ 1,715
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

                                          House of Praise    Pembroke Park       Faith Community
                                          Ministries, Inc.   Church              Church, Inc.
                                                             of Christ, Inc.

------------------------------------------------------------------------------------------------------

 Date Offering Commenced                  10/01/95           11/15/95            12/01/95

------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                     $675,000           $600,000            $950,000

------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                   $ 40,163           $ 35,700            $ 84,800
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 20,837           $ 6,000             $ 13,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before Deducting
Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisor Fee earned             ---                ---                 ---
        to date (3)                       $ 4,599            $ 2,091             ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------

                                          Christ Church of   Oasis Christian    Centennial Star
                                          Kirkland           Center             of Bethlehem


---------------------------------------------------------------------------------------------------

 Date Offering Commenced                  12/29/95           02/15/96           02/01/96

---------------------------------------------------------------------------------------------------

 Dollar Amount Raised                     $2,785,000         $825,000           $1,195,000

---------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                   $ 192,165          $ 49,088           $ 71,103
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 8,400            $ 12,000           $ 14,000
---------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                ---
from Operations before
Deducting Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisor Fee earned
        to date (3)                       $ 16,624           $ 5,903            $ 6,499
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

                                          St. Agnes          Lake Baptist        Cornerstone Church
                                          Missionary         Church
                                          Baptist Church

------------------------------------------------------------------------------------------------------

 Date Offering Commenced                  03/15/96           03/15/96            05/15/96

------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                     $875,000           $1,840,000          $6,600,000

------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                   $ 52,063           $ 109,480           $ 412,500
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 15,000           $ 12,520            $ 32,000
------------------------------------------------------------------------------------------------------

Dollar Amount of Cash Generated           ---                ---                 ---
from Operations before
Deducting Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisor Fee earned
        to date (3)                       $ 13,268           $ 13,952            $ 7,079
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
and Refinancing before Deducting
Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                       For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------
                                          Abundant Life      Vollintine         Aloha Christian
                                          Family Worship     Baptist Church,    Life Center
                                          Ctr. Inc.          Inc.

---------------------------------------------------------------------------------------------------

 Date Offering Commenced                  08/15/96           08/15/96           09/01/96

---------------------------------------------------------------------------------------------------

 Dollar Amount Raised                     $2,025,000         $ 425,000          $1,380,000

---------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                   $120,488           $ 25,288           $ 84,850
   Acquisition Fees
     -  real estate fees                  ---                ---                ---
     -  advisory fees                     ---                ---                ---
     -  other (type & amount) (2)         $ 21,000           $ 8,000            $ 15,000
---------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated          ---                ---                ---
 from Operations before Deducting
 Payments to Sponsor
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees              ---                ---                ---
    Partnership Management Fees           ---                ---                ---
    Reimbursements                        ---                ---                ---
    Leasing Commissions                   ---                ---                ---
    Annual Advisor Fee earned
        to date (3)                       $ 10,413           $ 2,026            $ 1,887
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                  ---                ---                ---
    Notes                                 ---                ---                ---
---------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                ---
    Incentive Fees                        ---                ---                ---
    Other (identify & quantify)           ---                ---                ---
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                          New Life Baptist   Centennial Star of  Cornerstone Church
                                          Church of          Bethlehem Baptist
                                          Thurston County    Church of
                                                             Ossining, New York
------------------------------------------------------------------------------------------------------

 Date Offering Commenced                  10/15/96           11/15/96            12/15/96

------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                     $1,300,000         $ 450,000           $4,680,000

------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                   $ 77,350           $ 29,250            $278,460
   Acquisition Fees
     -  real estate fees                  ---                ---                 ---
     -  advisory fees                     ---                ---                 ---
     -  other (type & amount) (2)         $ 14,000           $ 13,000            $ 36,540
------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated          ---                ---                 ---
 from Operations before Deducting
 Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees              ---                ---                 ---
    Partnership Management Fees           ---                ---                 ---
    Reimbursements                        ---                ---                 ---
    Leasing Commissions                   ---                ---                 ---
    Annual Advisor Fee earned
        to date (3)                       $ 6,190            $ 837               $ 22,257
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                  ---                ---                 ---
    Notes                                 ---                ---                 ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions               ---                ---                 ---
    Incentive Fees                        ---                ---                 ---
    Other (identify & quantify)           ---                ---                 ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

               For Program Offerings Concluded Since January 1991

----------------------------------------------------------------------------------------------------
                                         United Baptist         Spring Lake        New Jerusalem
                                         Church                 Church of Christ   Church

----------------------------------------------------------------------------------------------------

 Date Offering Commenced                 12/15/96               02/15/97             03/15/97

----------------------------------------------------------------------------------------------------

 Dollar Amount Raised                    $1,525,000             $ 600,000            $2,300,000

----------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                  $ 90,738               $ 52,800             $136,850
  Acquisition Fees
     -  real estate fees                 ---                    ---                  ---
     -  advisory fees                    ---                    ---                  ---
     -  other (type & amount) (2)        $ 19,000               $ 10,000             $ 24,000
----------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated         ---                    ---                  ---
 from Operations before Deducting
 Payments to Sponsor
----------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
  Operations:
   Property Management Fees              ---                    ---                  ---
   Partnership Management Fees           ---                    ---                  ---
   Reimbursements                        ---                    ---                  ---
   Leasing Commissions                   ---                    ---                  ---
   Annual Advisor Fee earned
    to date (3)                          $ 5,408                $ 2,884              $ 6,881
   Other (identify & quantify)           ---                    ---                  ---
----------------------------------------------------------------------------------------------------

 Dollar Amount of Property Sales
  and Refinancing before Deducting
  Payments to Sponsor:
    Cash                                 ---                    ---                  ---
    Notes                                ---                    ---                  ---
----------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
  Property Sales & Refinancing:
    Real Estate Commissions              ---                    ---                  ---
    Incentive Fees                       ---                    ---                  ---
    Other (identify & quantify)          ---                    ---                  ---
----------------------------------------------------------------------------------------------------



                                         Aloha Christian    Bethany Baptist     Original Holy Ark
                                         Life Center        Church              Missionary
                                                            Baptist Church
-------------------------------------------------------------------------------------------------

 Date Offering Commenced                 04/01/97           04/01/97            04/15/97

-------------------------------------------------------------------------------------------------

 Dollar Amount Raised                    $490,000           $1,750,000          $675,000

-------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                  $ 44,100           $104,125            $ 42,188
  Acquisition Fees
     -  real estate fees                 ---                ---                 ---
     -  advisory fees                    ---                ---                 ---
     -  other (type & amount) (2)        $ 7,000            $ 22,000            $ 14,000
------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated         ---                ---                 ---
 from Operations before Deducting
 Payments to Sponsor
------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
  Operations:
   Property Management Fees              ---                ---                 ---
   Partnership Management Fees           ---                ---                 ---
   Reimbursements                        ---                ---                 ---
   Leasing Commissions                   ---                ---                 ---
   Annual Advisor Fee earned
    to date (3)                          $ 3,165            $ 8,328             $ 3,135
   Other (identify & quantify)           ---                ---                 ---
-----------------------------------------------------------------------------------------------

 Dollar Amount of Property Sales
  and Refinancing before Deducting
  Payments to Sponsor:
    Cash                                 ---                ---                 ---
    Notes                                ---                ---                 ---
-----------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
  Property Sales & Refinancing:
    Real Estate Commissions              ---                ---                 ---
    Incentive Fees                       ---                ---                 ---
    Other (identify & quantify)          ---                ---                 ---
-----------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                        For Program Offerings Concluded Since January 1991

-----------------------------------------------------------------------------------------------------
                                         Bethlehem Temple       Centro de            Teen Mania
                                         of Rialto              Capacitiacion        Ministries
                                         Cristiana
-----------------------------------------------------------------------------------------------------

 Date Offering Commenced                 05/01/97               05/15/97             07/01/97

-----------------------------------------------------------------------------------------------------

 Dollar Amount Raised                    $ 1,200,000            $ 650,000            $2,300,000

-----------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                  $ 75,000               $ 45,050             $ 139,150
   Acquisition Fees
     -  real estate fees                 ---                    ---                  ---
     -  advisory fees                    ---                    ---                  ---
     -  other (type & amount) (2)        $ 19,000               $ 15,250             $ 29,000
-----------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated         ---                    ---                  ---
 from Operations before Deducting
 Payments to Sponsor
-----------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees             ---                    ---                  ---
    Partnership Management Fees          ---                    ---                  ---
-----------------------------------------------------------------------------------------------------

    Reimbursements                       ---                    ---                  ---
    Leasing Commissions                  ---                    ---                  ---
    Annual Advisor Fee earned
      to date (3)                        $ 4,620                $ 3,010              $ 9,198
    Other (identify & quantify)          ---                    ---                  ---
-----------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                 ---                    ---                  ---
    Notes                                ---                    ---                  ---
-----------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions              ---                    ---                  ---
    Incentive Fees                       ---                    ---                  ---
    Other (identify & quantify)          ---                    ---                  ---
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                            Full Gospel            Greater Mt. Zion       Church of the
                                            Christian Assembly     Missionary Baptist     Great Commission
                                                                   Church
--------------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    07/01/97               07/15/97               08/01/97

--------------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $1,525,000             $1,185,000             $1,100,000

--------------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $ 95,313               $ 74,063               $ 65,450
   Acquisition Fees
     -  real estate fees                    ---                    ---                    ---
     -  advisory fees                       ---                    ---                    ---
     -  other (type & amount) (2)           $ 23,000               $ 16,500               $ 15,000
-------------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                    ---                    ---
 from Operations before Deducting
 Payments to Sponsor
-------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                    ---                    ---
    Partnership Management Fees             ---                    ---                    ---
-------------------------------------------------------------------------------------------------------------

    Reimbursements                          ---                    ---                    ---
    Leasing Commissions                     ---                    ---                    ---
    Annual Advisor Fee earned
      to date (3)                           $ 8,206                $ 4,256                $ 3,844
    Other (identify & quantify)             ---                    ---                    ---
------------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                    ---                    ---
    Notes                                   ---                    ---                    ---
------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                    ---                    ---
    Incentive Fees                          ---                    ---                    ---
    Other (identify & quantify)             ---                    ---                    ---
------------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                        For Program Offerings Concluded Since January 1991

----------------------------------------------------------------------------------------------------------
                                            City Church        Sharon Baptist     New Hope Missionary
                                                               Church             Baptist Church

----------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    09/01/97           10/15/97           10/15/97

----------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $1,563,000         $ 5,864,000        $2,300,000

----------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $ 108,785          $ 348,908          $139,150
   Acquisition Fees
     -  real estate fees                    ---                ---                ---
     -  advisory fees                       ---                ---                ---
     -  other (type & amount) (2)           $ 10,000           $  36,000          $  29,000
----------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                ---                ---
 from Operations before Deducting
 Payments to Sponsor
----------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                ---                ---
    Partnership Management Fees             ---                ---                ---
    Reimbursements                          ---                ---                ---
    Leasing Commissions                     ---                ---                ---
    Annual Advisor Fee earned
          to date (3)                       $ 5,846            $ 22,310           $ 6,708
    Other (identify & quantify)             ---                ---                ---

----------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                ---                ---
    Notes                                   ---                ---                ---
----------------------------------------------------------------------------------------------------------
Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                ---                ---
    Incentive Fees                          ---                ---                ---
    Other (identify & quantify)             ---                ---                ---
----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                            The Holy Way       Swope Parkway       The Community
                                            Church, Inc.       Church of Christ    Protestant Church
                                                                                   of CO-OP City
------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    10/15/97           11/01/97            11/15/97

------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $1,500,000         $1,200,000          $ 995,000

------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $ 89,250           $ 96,000            $ 59,203
   Acquisition Fees
     -  real estate fees                    ---                ---                 ---
     -  advisory fees                       ---                ---                 ---
     -  other (type & amount) (2)           $ 21,000           $  6,000            $ 18,000
------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                ---                 ---
 from Operations before Deducting
 Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                ---                 ---
    Partnership Management Fees             ---                ---                 ---
    Reimbursements                          ---                ---                 ---
    Leasing Commissions                     ---                ---                 ---
    Annual Advisor Fee earned
          to date (3)                       $ 4,257            $ 0                 $ 2,808
    Other (identify & quantify)             ---                ---                 ---

------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                ---                 ---
    Notes                                   ---                ---                 ---
------------------------------------------------------------------------------------------------------
Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                ---                 ---
    Incentive Fees                          ---                ---                 ---
    Other (identify & quantify)             ---                ---                 ---
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                        For Program Offerings Concluded Since January 1991


-------------------------------------------------------------------------------------------------------------------
                                            Gospel Tabernacle       New York Dong           New Life Baptist
                                            Church                  Yang First Church
-------------------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    02/01/98                03/15/98                03/15/98

-------------------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $2,871,000              $ 735,000               $ 495,000

-------------------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $170,825                $ 43,733                $ 29,453
  Acquisition Fees
     -  real estate fees                    ---                     ---                     ---
     -  advisory fees                       ---                     ---                     ---
     -  other (type & amount) (2)           $ 30,000                $ 10,000                $ 10,000
-------------------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                     ---                     ---
 from Operations before Deducting
 Payments to Sponsor
-------------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                     ---                     ---
    Partnership Management Fees             ---                     ---                     ---
    Reimbursements                          ---                     ---                     ---
    Leasing Commissions                     ---                     ---                     ---
    Annual Advisor Fee earned
       to date (3)                          $ 6,396                 $ 2,120                 $ 1,188
    Other (identify & quantify)             ---                     ---                     ---
-------------------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                     ---                     ---
    Notes                                   ---                     ---                     ---
-------------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                     ---                     ---
    Incentive Fees                          ---                     ---                     ---
    Other (identify & quantify)             ---                     ---                     ---
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                            Church of the           Spiritual Life        The Lee Memoiral
                                            Great Commission.       Ministires            A.M.E. Church, Inc.
----------------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    04/01/98                05/15/98             06/01/98

----------------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $1,900,000              $1,985,000           $1,000,000

----------------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $113,050                $118,108             $ 59,500
  Acquisition Fees
     -  real estate fees                    ---                     ---                   ---
     -  advisory fees                       ---                     ---                   ---
     -  other (type & amount) (2)           $ 19,000                $ 15,000             $ 12,000
----------------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                     ---                  ---
 from Operations before Deducting
 Payments to Sponsor
----------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                     ---                   ---
    Partnership Management Fees             ---                     ---                   ---
    Reimbursements                          ---                     ---                   ---
    Leasing Commissions                     ---                     ---                   ---
    Annual Advisor Fee earned
       to date (3)                          $ 5,320                 $ 2,832             $ 1,890
    Other (identify & quantify)             ---                     ---                 ---
----------------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                     ---                 ---
    Notes                                   ---                     ---                 ---
----------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                     ---                 ---
    Incentive Fees                          ---                     ---                 ---
    Other (identify & quantify)             ---                     ---                 ---
----------------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                        For Program Offerings Concluded Since January 1991


---------------------------------------------------------------------------------------------------------------
                                            Harvest Community       New Vision Full       United Baptist
                                            Church                  Gospel Baptist        Church
---------------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    06/01/98                07/15/98              07/15/98

---------------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $2,400,000              $1,125,000            $ 755,000

---------------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $ 117,120               $ 66,938              $ 44,923
  Acquisition Fees
     -  real estate fees                    ---                     ---                   ---
     -  advisory fees                       ---                     ---                   ---
     -  other (type & amount) (2)           $ 5,000                 $ 11,000              $ 11,000
---------------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                     ---                   ---
 from Operations before Deducting
 Payments to Sponsor
---------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                     ---                   ---
    Partnership Management Fees             ---                     ---                   ---
    Reimbursements                          ---                     ---                   ---
    Leasing Commissions                     ---                     ---                   ---
    Annual Advisor Fee earned
        to date (3)                         $ 270                   $2,074                $ 1,359
    Other (identify & quantify)             ---                     ---                   ---
---------------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                     ---                   ---
    Notes                                   ---                     ---                   ---
---------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                     ---                   ---
    Incentive Fees                          ---                     ---                   ---
    Other (identify & quantify)             ---                     ---                   ---
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                            Raleigh Christian       Teen Mania       Linconia Tabernacle
                                            Community               Ministries       Christian Center
-------------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    08/01/98                09/15/98         08/15/98

-------------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $3,420,000              $1,650,000       $1,100,000

-------------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $196,650                $ 99,825         $ 65,450
  Acquisition Fees
     -  real estate fees                    ---                     ---              ---
     -  advisory fees                       ---                     ---              ---
     -  other (type & amount) (2)           $ 19,000                $ 17,000         $ 13,000
-------------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                     ---              ---
 from Operations before Deducting
 Payments to Sponsor
-------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                     ---              ---
    Partnership Management Fees             ---                     ---              ---
    Reimbursements                          ---                     ---              ---
    Leasing Commissions                     ---                     ---              ---
    Annual Advisor Fee earned
        to date (3)                         $ 1,980                 $ 1,980          $ 0
    Other (identify & quantify)             ---                     ---              ---
-------------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                     ---              ---
    Notes                                   ---                     ---              ---
-------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                     ---              ---
    Incentive Fees                          ---                     ---              ---
    Other (identify & quantify)             ---                     ---              ---
-------------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                         For Program Offerings Concluded Since January 1991

---------------------------------------------------------------------------------------------------------------
                                            New Generation       Sharon Baptist       Full Gospel
                                            Ministries           Church of            Pentecostal Church
                                                                 Philadelphia
---------------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    09/15/98             10/15/98             10/15/98

---------------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $1,285,000           $1,325,000           $2,670,000

---------------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $ 76,458             $ 78,838             $210,930
   Acquisition Fees
     -  real estate fees                    ---                  ---                  ---
     -  advisory fees                       ---                  ---                  ---
     -  other (type & amount) (2)           $ 14,000             $ 12,000             $ 24,000
---------------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                  ---                  ---
 from Operations before Deducting
 Payments to Sponsor
---------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                  ---                  ---
    Partnership Management Fees             ---                  ---                  ---
    Reimbursements                          ---                  ---                  ---
    Leasing Commissions                     ---                  ---                  ---
    Annual Advisor Fee earned
        to date (3)                         $ 0                  $793                 $ 0
    Other (identify & quantify)             ---                  ---                  ---
---------------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                  ---                  ---
    Notes                                   ---                  ---                  ---
---------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                  ---                  ---
    Incentive Fees                          ---                  ---                  ---
    Other (identify & quantify)             ---                  ---                  ---
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                            Centennial Star       St. Agnes                Greater Open Door
                                            of Bethlehem          Missionary Baptist       Church of God in
                                            Church                Church                   Christ
--------------------------------------------------------------------------------------------------------------------

 Date Offering Commenced                    11/15/98              12/15/98                 11/01/98

--------------------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                       $1,845,000            $4,575,000               $ 900,000

--------------------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                     $109,778              $ 272,213                $ 53,350
   Acquisition Fees
     -  real estate fees                    ---                   ---                      ---
     -  advisory fees                       ---                   ---                      ---
     -  other (type & amount) (2)           $ 19,000              $ 29,000                 $ 10,000
--------------------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated            ---                   ---                      ---
 from Operations before Deducting
 Payments to Sponsor
--------------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees                ---                   ---                      ---
    Partnership Management Fees             ---                   ---                      ---
    Reimbursements                          ---                   ---                      ---
    Leasing Commissions                     ---                   ---                      ---
    Annual Advisor Fee earned
        to date (3)                         $ 0                   $3,495                   $ 539
    Other (identify & quantify)             ---                   ---                      ---
--------------------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                                    ---                   ---                      ---
    Notes                                   ---                   ---                      ---
--------------------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:
    Real Estate Commissions                 ---                   ---                      ---
    Incentive Fees                          ---                   ---                      ---
    Other (identify & quantify)             ---                   ---                      ---
--------------------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                         For Program Offerings Concluded Since January 1991


------------------------------------------------------------------------------------------------------
                                       Southern              Spiritual Life       St. Agnes
                                       California Word       Ministries           Missionary
                                       of Faith                                   Baptist Church
------------------------------------------------------------------------------------------------------

 Date Offering Commenced               02/01/99              02/15/99             03/15/99

------------------------------------------------------------------------------------------------------

 Dollar Amount Raised                  $5,275,000            $ 255,000            $5,350,000

------------------------------------------------------------------------------------------------------

 Amount Paid to Sponsor from
 Proceeds of Offering:
  Underwriting Fees (1)                $ 313,863             $ 15,173             $ 318,325
   Acquisition Fees
     -  real estate fees               ---                   ---                  ---
     -  advisory fees                  ---                   ---                  ---
     -  other (type & amount) (2)      $ 37,000              $ 6,000              $ 34,000
------------------------------------------------------------------------------------------------------

 Dollar Amount of Cash Generated       ---                   ---                  ---
 from Operations before Deducting
 Payments to Sponsor
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Operations:
    Property Management Fees           ---                   ---                  ---
    Partnership Management Fees        ---                   ---                  ---
    Reimbursements                     ---                   ---                  ---
    Leasing Commissions                ---                   ---                  ---
    Annual Advisor Fee earned
        to date (3)                    $ 2,440               $ 0                  $ 0
    Other (identify & quantify)        ---                   ---                  ---
------------------------------------------------------------------------------------------------------

Dollar Amount of Property Sales
 and Refinancing before Deducting
 Payments to Sponsor:
    Cash                               ---                   ---                  ---
    Notes                              ---                   ---                  ---
------------------------------------------------------------------------------------------------------

Amount Paid to Sponsor from
 Property Sales & Refinancing:         ---                   ---                  ---
    Real Estate Commissions            ---                   ---                  ---
    Incentive Fees                     ---                   ---                  ---
    Other (identify & quantify)
------------------------------------------------------------------------------------------------------

(1) Represents Broker-Dealer discounts paid to American Investors Group, Inc., Underwriter, an affiliate of the Advisor and the Managing Underwriter of the Company's offering of its shares.

(2) Represent direct expense reimbursements for expenses incurred by American Investors Group, Inc., in connection with the offer and sale of the respective issuers' first mortgage bonds.

(3) Represents the aggregate quarterly administrative fees paid by the issuers to American Investors Group, Inc., through 03/31/99. These fees remain payable for the duration for which each issuer's first mortgage bonds are outstanding.

                                                 TABLE II B

                                LOCATION OF PRIOR MORTGAGE LOANS TO CHURCHES
                                       MADE BY AFFILIATE* OF ADVISOR

                                           1987 to March 31, 1999

                                                Total Original Principal      Loans Made in Each
                               Number of             Amount of Loans          State as Percentage
                              Loans** Made         Made in Each State         of Total Loans Made
                              ------------         ------------------          ------------------
         Arizona                     2               $    1,600,000                  0.72%
         California                 11                   21,215,000                  9.54%
         Colorado                    3                    2,820,000                  1.27%
         Connecticut                 1                    1,655,000                  0.74%
         District of Columbia        4                    5,510,000                  2.48%
         Florida                     6                    6,860,000                  3.09%
         Georgia                     5                   12,770,000                  5.74%
         Illinois                    7                    6,680,000                  3.00%
         Indiana                     1                    1,195,000                  0.54%
         Kansas                      1                      475,000                  0.21%
         Maryland                    6                    8,390,000                  3.77%
         Massachusetts               1                      500,000                  0.22%
         Michigan                    2                    6,675,000                  3.00%
         Minnesota                   6                    7,605,000                  3.42%
         Missouri                    1                    1,200,000                  0.54%
         New Jersey                  9                    9,315,000                  4.19%
         New York                   17                   15,090,000                  6.79%
         North Carolina              4                    6,897,000                  3.10%
         Ohio                        2                    2,225,000                  1.00%
         Oklahoma                    2                    1,470,000                  0.66%
         Oregon                      8                   11,695,000                  5.26%
         Pennsylvania                6                   12,745,000                  5.73%
         Tennessee                   8                    7,440,000                  3.35%
         Texas                      22                   53,765,000                 24.19%
         Virginia                    4                    5,271,000                  2.37%
         Washington                  8                   11,240,000                  5.06%
                                 -----                -------------                  -----
                                   147                $ 222,303,000                100.00%

         * Loans were made through first mortgage bond underwritings conducted by the Managing Underwriter, American Investors Group, Inc., which is an affiliate of the Advisor.

         ** Data includes refinancings of prior bond underwriting programs underwritten by American Investors Group, Inc.

                                          TABLE III

                        MORTGAGE BOND FINANCINGS BY MANAGING UNDERWRITER

         The purpose of this summary is to provide information on the prior performance of the first mortgage church financing programs underwritten by American Investors Group, Inc., so as to provide a basis to evaluate the experience of the Advisor's affiliate -- American, which is owned and controlled by the principals of the Advisor. Notwithstanding the foregoing, although many of the financing guidelines and principles applicable to the Company's investment and business plan are applied in American's bond underwriting procedures, there can be no assurance that the results of financings underwritten by American, or the yields represented thereby, can or will be achieved by the Company, and the data herein is presented for information purposes only.

MATERIAL FACTORS COMMON TO ALL OF THE CHURCH BOND FINANCING PROJECTS LISTED BELOW INCLUDE:

        > Secured by first mortgages with loan-to-value ratios of 75% or less, based on written appraisals issued by a Member of the Appraisal Institute ("MAI") or a state-certified appraiser.

        >  Fixed interest rate loans with level or limited graduated payments.

        >  ALTA or equivalent mortgagee title insurance policy required.

        > Borrower's total long-term debt (including the financing) limited to a multiple of four (4) times gross income for its most recent 12 months.

        > Borrower required to furnish audited financial statements for its most recent complete fiscal year, and reviewed or compiled financial statements for the two complete fiscal years prior to the most recent and, on a comparative basis, for the current period within 90 days of the financing date.

        > A security interest in all personal property of the borrower is required.

        > Key-man life insurance and automatic weekly loan payments are required.



                                                                                                              Ratio of
                                                                         High Bond (2)                        Mortgage Debt
                                          Date      Principal  Loan-to-   Yield/Last    Average               to Annual      Term
                                        Financing   Amount of   Value     Maturity      Interest     Payment  Support &       in
              Issuer Name               Effective   Financing  Ratio (1)    Date        Rate (3)     Status   Revenue (4)   Years
-------------------------------------   ----------  ---------- ---------- -------------  --------   ----------- ----------  ----


1.      Deeper Life Christian
        Fellowship, Inc.                      5/87   $1,038,000    51%    11.00%/May 2002    10.63%    Current    1.13   15 yrs

2.      Isrealite Church of God in
        Christ, Inc.                          5/87      460,000    71%    11.25%/May 1998    11.00%    Repaid     2.13   15 yrs

3.      Speak the Word Church and             7/87    3,650,000    70%    10.50%/July 1999   10.25%    Current    2.57   12 yrs
        World Outreach

4.      Raleigh Christian Community           9/87    1,425,000    62%    11.25%/Sept 2000   11.00%    Repaid     3.24   13 yrs

5.      Palm Beach Cathedral AOG, Inc.        1/88    1,425,000    75%    11.25%/Jan 2001    11.00%  Restructured 3.13   13 yrs

6.      Windsor Village United
        Methodist                             4/88    1,570,000    75%    12.2%/Apr 2000     12.00%    Repaid     1.78   12 yrs

7.      Deeper Life Christian
        Fellowship, Inc.                      6/88      332,000    67%    11.0%/Nov 1996     10.80%    Repaid     1.85   11 yrs

8.      Macedonia Missionary
        Baptist Church                        9/88      750,000    71%    12.25%/Sept 2003   12.15%    Repaid     2.85   15 yrs

9.      St. Agnes Missionary
        Baptist Church                        9/88      900,000    58%    12.25%/Sept 2002   12.15%    Repaid     2.45   14 yrs

10.     Way of the Cross Church              11/88      895,000    39%    11.0%/July 2000    10.85%    Repaid     1.32   11 yrs

11.     Grace Community Fellowship            1/89      750,000    71%    12.25%/July 2002   12.10%    Repaid     2.50  13.5 yrs

-----------------------------------------------------------------------------

(1) Ratio (expressed as a percentage) of the principal amount of the loan to the appraised value of the real property serving as collateral for the loan.

(2) Represents the highest interest rate payable on the longest maturing bonds issued by the borrowing church in the financing.

(3) Represents the average interest payable by the borrowing church assuming the loan remains outstanding through its full term.

(4) Multiple of principal amount of bond loan times the borrower's total support and revenues in the most recently completed fiscal year prior to the bond underwriting.

                                                                                                              Ratio of
                                                                         High Bond (2)                    Mortgage Debt
                                          Date     Principal   Loan-to-    Yield/Last    Average             to Annual     Term
                                        Financing   Amount of    Value     Maturity     Interest   Payment   Support &      in
              Issuer Name               Effective  Financing   Ratio (1)     Date        Rate (3)   Status   Revenue (4)  Years
-------------------------------------   ----------  ---------- ---------- -------------  -------- ----------- ----------   ----

12.     Faith Outreach International
        d/b/a Christian Faith Centre        4/89     1,720,000    75%    12.40%/Apr 2004  12.25%     Repaid      1.52      15 yrs

13.     By His Word Christian Center        5/89     1,040,000    75%    12.50%/May 2004  12.50%     Repaid      1.92      15 yrs

14.     Minneapolis Church of God           6/89       200,000    36%    12.50%/June 2000 12.15%     Current     1.33      15 yrs

15.     Austin Church on the Rock           9/89       960,000    75%    12.50%/Sept 2004 12.40%     Current     2.80      15 yrs

16.     Macedonia Missionary Baptist
        Church                              9/89       390,000    71%    12.50%/Sept 2004 12.25%     Repaid      3.45      15 yrs

17.     Reid Temple A.M.E. Church          12/89     1,350,000    75%    12.40%/Dec 2004  12.00%     Current     4.27      15 yrs

18.     Unity Palo Alto Church              2/90     2,000,000    38%    12.25%/Feb 1990  12.00%     Repaid      2.40      15 yrs

19.     Bishop Pickens Memorial Temple      3/90       340,000    54%    12.40%/Mar 2005  12.20%     Repaid      3.00      15 yrs

20.     Greater New Zion Baptist Church     5/90       570,000    59%    12.40%/May 2005  12.20%     Current     2.93      15 yrs

21.     St. Stephen's Missionary
        Baptist Church                      6/90     1,100,000    63%    12.40%/June 2005 12.30%     Repaid      3.10      15 yrs

22.     Church of the Living God            6/90     1,145,000    64%    12.40%/June 2004 12.20%     Current     2.49      15 yrs

23.     Bethlehem Missionary Church         8/90       675,000    55%    12.25%/Aug 2005  12.20%     Current     2.44      15 yrs

24.     Central Holiness Church            10/90     1,065,000    70%    12.30%/Oct 2005  12.00%     Repaid      2.76      15 yrs

25.     Hopewell Missionary Baptist
        Church                              1/91     3,700,000    64%    12.30%/Jan 2006  11.90%     Repaid      4.08      15 yrs

26.     New Life Christian Ministry         3/91       715,000    65%    12.30%/Mar 2006  11.90%     Repaid      2.19      15 yrs

27.     Triumph New Testament Church        3/91       850,000    53%    12.20%/Mar 2006  11.90%     Repaid      1.55      15 yrs

28.     Mount Moriah A.M.E. Church          5/91     1,290,000    69%    12.00%/May 2006  11.80%     Repaid      8.05      15 yrs

29.     Temple Baptist Church               8/91     1,850,000    58%    12.20%/Aug 2006  12.10%     Repaid      2.92      15 yrs

30.     Lake Baptist Church                 8/91     1,800,000    51%    12.00%/Aug 2006  11.80%     Repaid      2.94      15 yrs

31.     North Stelton A.M.E. Church        10/91       725,000    53%    12.00%/Oct 2006  11.80%     Current     2.81      15 yrs

32.     Shorter Community A.M.E. Church    11/91     1,860,000    53%    12.00%/Nov 2006  11.80%     Current     2.83      15 yrs

33.     New Life Christian Ministry        12/91       110,000    72%    12.00%/Mar 2007  11.80%     Repaid      2.53      15 yrs

34.     Mount Vernon Baptist Church        12/91     1,350,000    65%    11.90%/Dec 2006  11.75%     Repaid      1.84      15 yrs

35.     Macedonia Missionary Baptist
        Church                              2/92     1,195,000    75%    11.20%/Feb 2007  11.00%     Current     3.37      15 yrs

36.     First Baptist Church of Corona      3/92     1,040,000    40%    11.20%/Mar 2007  11.00%     Current     2.47      15 yrs

37.     World Missions Assembly             3/92       720,000    64%    11.20%/Mar 2007  11.00%     Default     2.04      15 yrs

38.     By His Word Christian Center        4/92     1,215,000    74%    11.00%/Apr 2007  10.60%     Repaid      2.03      15 yrs

39.     Metropolitan Baptist Church         4/92       475,000    75%    11.20%/Apr 2007  10.90%     Current     1.73      15 yrs

40.     Christian Hope Center, Ltd.         5/92       506,000    70%    11.00%/May 2007  10.60%     Repaid      2.89      15 yrs

41.     Bible Missionary Baptist
        Church-Miami                        5/92     1,300,000    62%    11.00%/May 2007  10.50%     Current     2.55      15 yrs

42.     Central Holiness Church             6/92       250,000    69%    11.20%/June 2007 11.20%     Repaid      3.42      15 yrs

43.     St. James Episcopal Church          6/92     1,430,000    45%    10.00%/June 2009  9.25%     Current     1.86      17 yrs

44.     Church of Jesus Christ              7/92     1,280,000    55%    11.00%/July 2007 10.50%     Repaid      3.00      15 yrs

45.     Temple Baptist Church
        of Nashville                        8/92       380,000    65%    11.20%/Feb 2008  11.50%     Repaid      3.00      15 yrs

46.     Mount Zion A.M.E. Church            8/92       875,000    38%    10.00%/Aug 2005   9.50%     Repaid      3.30      13 yrs

47.     Calvary Temple of
        Allentown, PA                       9/92     1,820,000    38%    11.00%/Sept 2007 10.25%     Repaid      2.23      15 yrs

48.     Bethel Baptist Church               9/92       525,000    56%    11.00%/Sept 2007 10.75%     Repaid      2.40      15 yrs

49.     Palo Alto Community Church         10/92     2,180,000    41%    10.25%/Oct 2007   9.40%     Current     1.93      15 yrs

----------------------------------------------------------------------------

(1) Ratio (expressed as a percentage) of the principal amount of the loan to the appraised value of the real property serving as collateral for the loan.

(2) Represents the highest interest rate payable on the longest maturing bonds issued by the borrowing church in the financing.

(3) Represents the average interest payable by the borrowing church assuming the loan remains outstanding through its full term.

(4) Multiple of principal amount of bond loan times the borrower's total support and revenues in the most recently completed fiscal year prior to the bond underwriting.

                                                                                                            Ratio of
                                                                         High Bond (2)                    Mortgage Debt
                                          Date     Principal   Loan-to-    Yield/Last    Average             to Annual     Term
                                        Financing   Amount of    Value     Maturity     Interest   Payment   Support &      in
              Issuer Name               Effective  Financing   Ratio (1)     Date        Rate (3)   Status   Revenue (4)  Years
-------------------------------------   ----------  ---------- ---------- -------------  -------- ----------- ----------   ----

50.     Christian Love Baptist Church      11/92     500,000       44%   10.30%/Nov 2007  9.80%     Current     1.02      15 yrs

51.     Tabernacle Baptist Church          11/92   1,550,000       63%   10.75%/Nov 2007 10.40%     Repaid      2.55      15 yrs

52.     Lee Memorial A.M.E. Church         12/92   1,225,000       63%   10.30%/Dec 2007  9.90%     Repaid      3.94      15 yrs

53.     Nazareth Baptist Church             1/93     390,000       24%   10.30%/Jan 2008 10.20%     Current     3.14      15 yrs

54.     Christian Pentecostal
        Church of Christ                    2/93   1,600,000       46%   10.30%/Feb 2008  9.80%     Current     3.28      15 yrs

55.     Mt. Zion Christian Baptist
        Church                              1/93     750,000       59%   10.30%/Jan 2008  9.80%     Current     3.30      15 yrs

56.     Lake Baptist Church                 2/93     365,000       60%   10.00%/Aug 2007 10.00%     Repaid      2.66      14.5 yrs

57.     St. Mark's Missionary
        Baptist Church                      2/93   1,500,000       67%   10.30%/Feb 2008  9.90%     Current     2.90      15 yrs

58.     Friendship Missionary
        Baptist Church                      4/93     700,000       48%   10.00%/Apr 2008  9.90%     Current     1.77      15 yrs

59.     Christian Faith Centre              5/93   1,765,000       66%   10.00%/May 2008  9.50%     Repaid      1.86      15 yrs

60.     Raleigh Christian Community         6/93   1,452,000       70%   10.00%/June 2008 9.50%     Repaid      1.19      15 yrs

61.     Porter's Day Care and
        Educational Ctr.                    5/93     350,000       51%   10.00%/May 2008  9.80%     Current      .65      15 yrs

62.     Outreach Christian Center           5/93     575,000       46%   10.00%/May 2008  9.60%     Repaid      1.86      15 yrs

63.     Evergreen Baptist Church            6/93     345,000       36%   10.00%/June 2008 9.80%     Repaid      1.73      15 yrs

64.     Faith Southwest Baptist Church      6/93     700,000       66%   10.00%/Jun 2008  9.70%     Default     2.07      15 yrs

65.     Cornerstone Church                  7/93   4,355,000       66%   10.00%/July 2008 9.70%     Current     1.92      15 yrs

66.     St. Paul A.M.E. Church              8/93   1,000,000       29%   9.80%/Aug 2008   9.50%     Repaid      2.25      15 yrs

67.     Windsor Village United Methodist    9/93   3,100,000       37%   9.65%/Sept 2008  9.25%     Repaid      1.03      15 yrs

68.     First Baptist Church of Hampton    10/93   2,600,000       55%   9.70%/Oct 2008   9.35%     Repaid      2.86      15 yrs

69.     Peaceful Zion Missionary Baptist   10/93     750,000       59%   9.70%/Oct 2008   9.65%     Current     2.72      15 yrs

70.     Central Holiness Church            11/93   1,405,000       67%   9.65%/Nov 2008   9.25%     Current     3.18      15 yrs

71.     The Apostolic Faith Home Assembly  12/93   2,600,000       45%   9.50%/Dec 2008   9.20%     Current     1.75      15 yrs

72.     New Life Christian Ministry         2/94   2,000,000       70%   9.75%/Feb 2001  29.45%     Current     2.60      18 yrs

73.     Calvary Temple of Allentown         2/94   1,950,000       41%   10.00%/Dec 2001 49.50%     Repaid      2.34      20 yrs

74.     First Baptist Church of Hampton     4/94     740,000       54%   9.55%/Oct 2010   9.50%     Repaid      3.31    16.5 yrs

75.     Woodinville Church of Christ        5/94     440,000       58%   9.75%/May 2014   9.38%     Current     2.03      20 yrs

76.     Resurrection Life Ministries        5/94     620,000       72%   8.50%/May 2001   8.40%     Current     2.50       7 yrs

77.     Church of Jesus Christ              6/94   1,735,000       75%   9.80%/June 2014  9.38%     Current     3.96      20 yrs

78.     Liberty Church                      7/94     900,000       75%   8.55%/July 2001  8.45%     Repaid      2.14       7 yrs

79.     By His Word Christian Center        9/94   1,665,000       75%   9.80%/Aug 2014   9.40%     Current     2.39      20 yrs

80.     Morningstar Missionary
        Baptist Church                      9/94     800,000       57%   9.80%/Sept 2014  9.60%     Current     1.45      20 yrs

81.     Iglesia Puerta Del Cielo           11/94   3,400,000       62%  10.00%/Nov 2014   9.75%     Current     1.70      20 yrs

82.     Hopewell Missionary Baptist
        Church                              1/95   6,350,000       68%  10.20%/Jan 2015   9.90%     Repaid      4.00      20 yrs

83.     Windsor Village United Methodist    1/95     725,000       58%  10.00%/Sept 2010  10.00%    Repaid      1.14    15.5 yrs

84.     St. Agnes Missionary Baptist
        Church                              3/95   3,200,000       59%  10.20%/Mar 2015   10.00%    Repaid      2.22      20 yrs

----------------------------------------------------------------------------

(1) Ratio (expressed as a percentage) of the principal amount of the loan to the appraised value of the real property serving as collateral for the loan.

(2) Represents the highest interest rate payable on the longest maturing bonds issued by the borrowing church in the financing.

(3) Represents the average interest payable by the borrowing church assuming the loan remains outstanding through its full term.

(4) Multiple of principal amount of bond loan times the borrower's total support and revenues in the most recently completed fiscal year prior to the bond underwriting.

                                                                                                            Ratio of
                                                                         High Bond (2)                    Mortgage Debt
                                          Date     Principal   Loan-to-    Yield/Last    Average             to Annual     Term
                                        Financing   Amount of    Value     Maturity     Interest   Payment   Support &      in
              Issuer Name               Effective  Financing   Ratio (1)     Date        Rate (3)   Status   Revenue (4)  Years
-------------------------------------   ----------  ---------- ---------- -------------  -------- ----------- ----------   ----

85.     Church of the Great Commission      4/95   2,200,000       57%  10.20%/Mar 2015   10.00%    Current     1.50      20 yrs

86.     Zion Evangelistic Temple            4/95   4,375,000       46%  10.20%/Apr 2015   10.00%    Repaid      2.40      20 yrs

87.     St. Mark's Missionary
        Baptist Church                      4/95     360,000       72%  10.20%/Feb 2010   10.20%    Repaid      2.04      15 yrs

88.     Emmanuel Baptist Church             7/95   1,655,000       47%  10.20%/July 2015   9.85%    Current     1.88      20 yrs

89.     The Community Protestant Church     8/95   1,500,000       50%  10.20%/Aug 2015    9.75%    Current     2.20      20 yrs

90.     Abundant Life Church of Christ     10/95   1,425,000       67%  10.20%/Oct 2015    9.75%    Current     2.58      20 yrs

91.     Greeley Church of Christ           10/95     500,000       33%  10.20%/Oct 2015    9.75%    Current     1.98      20 yrs

92.     Twelfth Ave. General Baptist
        Church                             10/95   1,195,000       55%   9.90%/Oct 2010    9.50%    Current     1.41      15 yrs

93.     Holden Chapel                      11/95     500,000       42%  10.20%/Nov 2015    9.80%    Current      .65      20 yrs

94.     House of Praise Ministries         10/95     675,000       38%  10.20%/Oct 2015    9.75%    Current     1.42      20 yrs

95.     Pembroke Park Church of Christ     11/95     600,000       68%  10.20%/Nov 2015    9.75%    Current     3.25      20 yrs

96.     Faith Community Church             12/95     950,000       40%  10.00%/Dec 2010    9.60%    Current      .78      15 yrs

97.     Christ Church of Kirkland          12/95   2,785,000       65%  10.20%/Jan 2016    9.75%    Current     2.96      20 yrs

98.     Oasis Christian Center             02/96     825,000       69%  10.20%/Feb 2016    9.75%    Current     1.55      20 yrs

99.     Centennial Star of Bethlehem
        Church                             02/96   1,195,000       52%  10.20%/Feb 2016    9.75%    Repaid      3.28       20 yrs

100.    St. Agnes Missionary Baptist
        Church                             03/96     875,000       67%  10.20%/Mar 2016   10.05%    Repaid      2.82       20 yrs

101.    Lake Baptist Church                03/96   1,840,000       63%  10.05%/Sept 2011   9.95%    Current     2.83       15 yrs

102.    Cornerstone Church                 05/96   6,600,000       68%  10.00%/May 2011    9.70%    Current     1.59       15 yrs

103.    Abundant Life Family Worship
        Ctr, Inc.                          08/96   2,025,000       70%  10.20%/Aug 2016    9.85%    Current     2.68       20 yrs

104.    Vollintine Baptist Church, Inc.    08/96     425,000       65%  10.35%/Aug 2016    9.85%    Current     1.68       20 yrs

105.    Aloha Christian Life Center        09/96   1,380,000       48%  10.20%/Sept 2016   9.85%    Repaid      3.30       20 yrs

106.    New Life Baptist Church of
        Thurston Cty                       10/96   1,300,000       59%  10.20%/Oct 2016    9.85%    Current     3.58       20 yrs

107.    Centennial Star of Bethlehem
        Baptist                            11/96     450,000       59%  10.30%/Nov 2016    9.85%    Current     3.59       20 yrs

108.    Cornerstone Church                 12/96   4,680,000       69%  10.00%/Dec 2011    9.85%    Current     1.58       15 yrs

109.    United Baptist Church              12/96   1,525,000       61%  10.20%/Dec 2016    9.85%    Current     2.55       20 yrs

110.    Spring Lake Church of Christ       02/97     600,000       67%  10.20%/Feb 2017    9.85%    Current     3.84       20 yrs

111.    New Jerusalem Church               03/97   2,300,000       67%  10.20%/Mar 2017    9.85%    Default     2.69       20 yrs

112.    Aloha Christian Life Center        04/97     490,000       52%  10.20%/Apr 2017    9.90%    Repaid      2.34       20 yrs

113.    Bethany Baptist Church             04/97   1,750,000       36%  10.20%/Apr 2017    9.80%    Current     2.67       20 yrs

114.    Original Holy Ark Missionary
        Baptist Church                     04/97     675,000       52%  10.10%/Apr 2017    9.84%    Current     1.26       20 yrs

115.    Bethlehem Temple Community
        Church of Rialto                   05/97   1,200,000       51%  10.10%/May 2017    9.84%    Current     1.05       20 yrs

116.    Centro de Capacitiacion
        Christiana                         05/97     650,000       65%  10.10%/Jun 2017    9.80%    Current     1.98       20 yrs

117.    Teen Mania Ministries, Inc.        07/97   2,300,000       65%  10.10%/July 2017   9.81%    Current     4.34       20 yrs

118.    Full Gospel Christian Assembly     07/97   1,525,000       71%  10.10%/July 2017   9.84%    Current     1.48       20 yrs

119.    Greater Mt. Zion Missionary
        Baptist Church                     07/97   1,185,000       75%  10.10%/July 2017   9.84%    Current     1.75       20 yrs

120.    Church of the Great Commission     08/97   1,100,000       55%  10.10%/July 2017   9.94%    Current     1.06       20 yrs

----------------------------------------------------------------------------

(1) Ratio (expressed as a percentage) of the principal amount of the loan to the appraised value of the real property serving as collateral for the loan.

(2) Represents the highest interest rate payable on the longest maturing bonds issued by the borrowing church in the financing.

(3) Represents the average interest payable by the borrowing church assuming the loan remains outstanding through its full term.

(4) Multiple of principal amount of bond loan times the borrower's total support and revenues in the most recently completed fiscal year prior to the bond underwriting.

                                                                                                 Ratio of
                                                                                                 Mortgage Debt
                    Date        Principal   Loan-to-    High Bond (2)      Average               to Annual      Term
                    Financing   Amount of    Value      Yield/Last         Interest    Payment   Support &       in
      Issuer Name   Effective   Financing   Ratio (1)  Maturity Date       Rate (3)    Status    Revenue (4)    Years
      ------------  ---------   ----------  ---------  --------------      --------    -------   -----------    -----

121.  City Church   09/97       1,600,000   48%        10.10%/Sept. 2017   9.81%       Current   1.04           20 yrs

122.  Sharon
      Baptist       10/97       6,200,000   61%        10.10%/Oct. 2017    9.81%       Current   1.19           20 yrs

123.  New Hope
      Missionary
      Baptist
      Church        10/97       2,300,000   53%        10.10%/Oct. 2017    9.79%       Current   1.07           20 yrs

124.  The Holy
      Way Church,
      Inc.          10/97       1,500,000   68%        10.10%/Oct 2017     9.80%       Current   1.49           20 yrs

125.  Swope Parkway
      Church of
      Christ        11/97       1,200,000   63%        10.10%/Nov 2017     9.78%       Current   1.14           20 yrs

126.  The Community
      Protestant
      Church Co-op
      City          11/97       1,000,000   60%        10.10%/Nov 2017     9.94%       Current   1.03           20 yrs

127.  Gospel
      Tabernacle
      Church        02/98       3,550,000   59%        10.10%/Feb. 2018    9.78%       Current   1.63           20 yrs

128.  New York Dong
      Yang First
      Church        03/98         735,000   53%        10.00%/Mar. 2018    9.73%       Current   2.02           20 yrs

129.  New Life
      Baptist       03/98         495,000   75%        10.10%/Mar. 2018   10.01%       Current   1.28           20 yrs

130.  Church of
      the Great
      Commission    04/98       1,900,000   60%        10.10%/Apr. 2018    9.84%       Current   1.09           20 yrs

131.  Spiritual
      Life
      Ministries,
      Inc.          05/98       1,985,000   75%          9.85%/May 2013    9.68%       Current   1.88           15 yrs

132.  The Lee
      Memorial
      A.M.E.
      Church, Inc.  06/98       1,000,000   63%          9.80%/Jun 2013    9.64%       Current   2.00           15 yrs

133.  Harvest
      Community
      Church        06/98       2,400,000   72%         10.00%/Jun 2018    9.52%       Current   2.32           20 yrs

134.  New Vision
      Full Gospel
      Baptist Church,
      Inc.          07/98       1,125,000   70%          9.95%/Jul 2018    9.67%       Current   1.39           20 yrs

135.  United Baptist
      Church        07/98         755,000   68%          9.95%/Jul 2018    9.95%       Current   1.14           20 yrs

136.  Raleigh
      Christian
      Community,
      Inc.          08/98       3,420,000   75%          9.85%/Aug 2018    9.57%       Current   1.09           20 yrs

137.  Teen Mania
      Ministries,
      Inc.          09/98       1,650,000   67%          9.75%/Sept 2018   9.52%       Current   5.43           20 yrs

                                                                                                 Ratio of
                                                                                                 Mortgage Debt
                    Date        Principal   Loan-to-    High Bond (2)      Average               to Annual      Term
                    Financing   Amount of    Value      Yield/Last         Interest    Payment   Support &       in
      Issuer Name   Effective   Financing   Ratio (1)  Maturity Date       Rate (3)    Status    Revenue (4)    Years
      ------------  ---------   ----------  ---------  --------------      --------    -------   -----------    -----

138.  Linconia
      Tabernacle
      Christian
      Center        08/98       1,100,000   67%        9.80%/Aug 2018      9.51%       Current   1.18           20 yrs

139.  New Generation
      Ministries,
      Inc.          09/98       1,285,000   68%        9.70%/Sept 2018     9.41%       Current   1.23           20 yrs

140.  Sharon Bapitst
      Church of
      Philadelphia,
      Inc.          10/98       1,325,000   74%        9.65%/Oct 2018      9.52%       Current   1.13           20 yrs

141.  Full Gospel
      Pentecostal
      Church        10/98       2,670,000   68%        9.70%/Oct 2018      9.38%       Current   1.30           20 yrs

142.  Centennial
      Star of
      Bethlehem
      Church        11/98       1,845,000   64%        9.35%/Nov 2018      9.14%       Current   2.62           20 yrs

143.  St. Agnes
      Missionary
      Baptist
      Church        12/98       4,575,000   75%        9.30%/Dec 2018      9.12%       Current   3.96           20 yrs

144.  Greater Open
      Door Church
      of God
      in Christ     11/98         900,000   75%        9.80%/Nov 2018      9.54%       Current   1.56           20 yrs

145.  Southern
      California
      Word of
      Faith         02/99       5,275,000   60%        9.25%/Feb 2019      9.08%       Current   1.88           20 yrs

146.  Spiritual
      Life
      Ministries    02/99         255,000   71%        9.50%/Feb 2014      9.50%       Current   1.66           15 yrs

147.  St. Agnes
      Missionary
      Baptist
      Church        03/99        5,350,000  75%        9.20%/Mar 2019      9.02%       Current   1.96           20 yrs

-------------------------------------------------------------------------------

(1) Ratio (expressed as a percentage) of the principal amount of the loan to the appraised value of the real property serving as collateral for the loan.

(2) Represents the highest interest rate payable on the longest maturing bonds issued by the borrowing church in the financing.

(3) Represents the average interest payable by the borrowing church assuming the loan remains outstanding through its full term.

(4) Multiple of principal amount of bond loan times the borrower's total support and revenues in the most recently completed fiscal year prior to the bond underwriting.

        In January 1988, American, including the principals of the Advisor, underwrote the offering of $1,425,000 principal amount of insured first mortgage bonds issued by Palm Beach Cathedral Assembly of God, Inc., Lake Park, Florida ("Palm Beach"). In approximately July 1990, Palm Beach defaulted in its obligation to make weekly sinking fund payments, thus interest payments to bondholders ceased. Palm Beach filed for reorganization under Chapter 11 of the United States Bankruptcy Code, and in early 1994, its Plan of Reorganization (the "Plan") was confirmed by the bankruptcy court. Pursuant to the Plan, holders of the bonds received a ratable distribution of $550,000 cash, representing a return of approximately 39% of their principal investment. In addition, the holders of the bonds retained their first mortgage interest in the real estate and improvements, and Palm Beach is required to repay the balance of the principal in its entirety over 18 years, plus interest accrued to the confirmation date of the Plan, subject to earlier repayment in certain circumstances. The $550,000 distribution to the holders of the bonds was derived from a portion of a $700,000 loan made by the bond insurance company to Palm Beach in consideration of a complete release of further obligations, if any, of the insurer in connection with the bond default. The balance currently owed to bondholders is approximately $1.2 million (including accrued interest).

        In March 1992, American, including the principals of the Advisor, underwrote the offering of $720,000 principal amount of first mortgage bonds issued by World Missions Assembly, Inc., Brooklyn, New York ("World"). In September 1993, the bond trustee declared World's bonds in default due to World's failure to make all payments of principal and interest with respect to the bonds as due. Shortly thereafter, the bond trustee filed an action in New York State Supreme Court to enforce the bondholders' rights under the trust indenture governing the bonds and to foreclose upon World's real property and improvements securing the bonds. The outstanding principal balance of the bonds at the time of default was $687,000. Interest accrues on the remaining principal balance at a rate of approximately 11% per annum. The foreclosure action has been completed on behalf of the bondholders and the bond trustee listed the real estate and improvements for sale on behalf and for the benefit of the bondholders. A sales agreement has been entered into whereby the church property is to be sold for $500,000 the net proceeds of which is to be distributed to bondholders.

        In June 1993, American, including the principals of the Advisor, underwrote the offering of $700,000 principal amount of first mortgage bonds issued by Faith Southwest Baptist Church, Houston, Texas ("Faith"). In June 1997, Faith failed to make its quarterly interest and principal payment to bondholders. Based on information currently available through counsel and the bond trustee, Faith ceased making sinking fund payments in the spring of 1997. As of June 1, 1998 Faith has re-commenced its sinking fund payments and is in the process of negotiating with the bond trustee and its legal counsel to abate the trustee's foreclosure action provided that Faith remains current on its sinking fund payments, and supplements each payment by an amount scheduled to recover the current interest arrearage of approximately $87,000 over a four-year period. There can be no assurance that such a definitive agreement between Faith and the bond trustee will be reached, and, if reached, that Faith will be able to make all such scheduled payments. In such event, the bond trustee expects to proceed with its foreclosure action and sell the church property for the benefit of bondholders.

        In March 1997, American, including the principals of the Advisor, underwrote the offering of $2,300,000 principal amount of first mortgage bonds issued by New Jerusalem Church, Lansing Michigan (" New Jerusalem"). In March 1999, New Jerusalem failed to make its quarterly interest and principal payment to bondholders. Based on information currently available through counsel and the bond trustee, New Jerusalem has represented its inability to meet its obligation due to cash flow problems caused by an excess of expenses of tithes and offerings, and by periodic reductions in support and revenues. The Church is optimistic that it can overcome this problem once it opens its new "Charter School" in September 1999, for which the Lansing School District and/or State of Michigan will compensate the Church at a projected annual rate of $6,600 per student. The Church maintains that it can attract close to its authorized maximum of 300 students to the Charter School, which will then be operated by an independent school management company. The Church projects that its net income will range from $150,000 to $350,000 per year thorough the Charter School revenue. In addition, the Church will make weekly payments of $4,000 rather than their current $5,300 and continue these payments uninterrupted until September 15, 1999, when the Charter School is scheduled to be operating and generating cash flow to the Church. Commencing the week of September 15th, 1999 the Church's weekly payment will be elevated back to $5,300 per week, and adjusted incrementally upward thereafter at six-month intervals until all missed interest is recovered by the trustee and paid back to the bondholders. There can be no assurance that this effort to mitigate the Church's cash flow problem until the Charter School is opened will be successful. If the Church does not make its adjusted payments, the Trustee will then initiate foreclosure or take whatever other appropriate measures are necessary to protect bondholder's investment.

        In October 1997, American, including the principals of the Advisor, underwrote the offering of $1,500,000 principal amount of first mortgage bonds issued by The Holy Way Church, Inc. ("Holy Way"). In March 1999, the trustee notified the bondholders that Holy Way had failed to make their required weekly sinking fund (mortgage) payments since January 28, 1999 and under the terms of the trust indenture an "Event of Default" existed and the trustee intends to take appropriate actions to protect the interest of bondholders. The bonds were issued to provide funds for Holy Way to acquire two parcels of real estate, the first ("Parcel A") for the sum of $400,000 and the second ("Parcel B") for the sum of $1,000,000. Parcel A was acquired by the Church shortly after the bonds were issued. The Church has not completed the purchase of Parcel B and the trustee was holding approximately $1,000,000 of bond and other proceeds earmarked originally for the purchase of Parcel B, together with interest earnings on these proceeds. The trustee has exercised its rights under the trust indenture to apply these funds to the Church's obligations under the indenture. On April 15, 1999 the trustee returned 64.75% of the principal amount outstanding to each bondholder along with interest entitled to each bondholder through this date. An "Event of Default" still exists and the trustee will initiate foreclosure or take whatever other appropriate measures are necessary to protect the remaining bondholder's investment.

        The Company makes no representations as to the status of first mortgage bond offerings underwritten by American after the date of this prospectus. The status of first mortgage bond offerings may change during this Offering and the Company will not undertake to amend & supplement this Prospectus to reflect any such changes.

                                                                      EXHIBIT A

[logo of American Church Mortgage Company]

                          American Church Mortgage Company

                               Subscription Agreement

       Amount $ _________________________ Number of Shares__________________
   Dividend Reinvestment Option         ______ yes         ______ no

OWNERSHIP           Name(s)_______________________________________________________________________________
REGISTRATION:              (investor(s) names)

                    Address_______________________________________________________________________________

                    City__________________________________________State______________Zip__________________

                    Social Security # _____-_____-______ or Tax I.D.# _____-________ Date(s) of Birth __/__/__

                                      _____-_____-______                                              __/__/__

Under penalties of perjury, the undersigned certifies (1) that the number shown as his taxpayer identification number is his correct taxpayer identification number and (2) that he is not subject to back up withholding either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest and dividends or because the
Internal Revenue Service has notified him that he is no longer subject to backup withholding.

-------------------------------------------------------------------------------------------------------------------------------

MAILING ADDRESS     Name(s)_______________________________________________________________________________
FOR CORRES-
PONDENCE AND CASH   Address_______________________________________________________________________________
DISTRIBUTIONS:
(If different
from above)         City____________________________________State______________Zip________________________

-------------------------------------------------------------------------------------------------------------------------------

TITLE TO            ___Individual            ___Tenants in Common        ___IRA        ___Partnership
BE HELD:            ___Joint Tenants/Rights  ___Corporation              ___Trust      ___Pension Plan
                       of Survivorship       ___Transfer on Death (TOD)  ___Custodian  ___Profit Sharing

-------------------------------------------------------------------------------------------------------------------------------

SIGNATURES:    The undersigned hereby represents and warrants that:

               (i)    he/she is or will be in a financial position appropriate to enable him/her to realize, to a significant extent, the benefits discussed in the Prospectus;

               (ii)   he/she has a fair market net worth sufficient to sustain the risks inherent in the Shares, including loss of investment and lack of liquidity;

               (iii)  the Shares are otherwise suitable for the above-named investor based on the factors set forth in the
          Prospectus; and

               (iv)   a copy of the Prospectus, as amended and/or supplemented to date, has been delivered to me, and I acknowledge that such Prospectus was received.

               Executed this ______day of ______________, 199_____ at _______________________________(city)_______________(state)

               Signature (investor's, otherwise Trustee of IRA, Pension Plan, etc.)______________________________________________

               Additional Signature (if joint tenant)____________________________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

On the basis of the foregoing representations and warranties, the Soliciting Dealer believes that the Shares are suitable for the above-named investor(s) and we have informed the investor(s) of the illiquidity of the Shares, and the investor(s)
has a fair market net worth sufficient to sustain the risks inherent in the Shares.

SOLICITING     Firm____________________________________________________________________________________________________
DEALER
ENDORSEMENT:   Registered Representative_________________________________ Phone________________________________________

               Address_________________________________________________________________________________________________

               Dealer Authorized Signature_____________________________________________________________________________

NOTE:     CHECKS TO BE MADE PAYABLE TO:    AMERICAN INVESTORS GROUP, INC., 10237 Yellow Circle Drive, Minnetonka, MN  55343
---------------------------------------------------------------------------------------------------------------------------------

     Accepted by:   AMERICAN CHURCH MORTGAGE CORPORATION

                    By:    CHURCH LOAN ADVISORS, INC.                                             Date
                           ------------------------------------------------------------------------------------------------------
                           (Advisor)                                     (Officer)

                   WHITE - ISSUER          YELLOW - INVESTOR           PINK - BROKER-DEALER         GOLD - BROKER

                                                                      EXHIBIT B

                              1,500,000 Common Shares

                          American Church Mortgage Company

                              SUITABILITY CERTIFICATE

                    (to be returned with Subscription Agreement)



TO:  American Church Mortgage Company
     10237 Yellow Circle Drive
     Minnetonka, Minnesota   55343

I certify that:  (please check one)

_____ I (either individually or with my spouse) had an annual gross income of at least $45,000 during the previous calendar year, have a net worth of at least $45,000 (exclusive of my (our) principal residence and its furnishings and automobiles), and am purchasing Common Shares for my (our) own account or for my (our) retirement plan or trust.

_____ I (either individually or with my spouse) have a net worth of at least $150,000 (exclusive of my (our) principal residence and its furnishings and automobiles) and am purchasing Common Shares for my
          (our) own account or for my (our) retirement plan or trust.

          In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary.

Dated:_________________________________

                                 _____________________________________________
                                 (Signature)

                                 ______________________________________________
                                 (Print or type name)


 If the purchaser is an entity:  ______________________________________________
                                 (Print or type name of entity)

                                 ______________________________________________
                                 (Print or type title or position of signatory)

                                 NOTE: The person signing this Certificate warrants, by his signature above, that he or she is fully authorized and empowered by the entity named above to make the representations contained herein with respect to such entity.

Note: The Underwriters will forward to the Company subscription agreements and checks by noon the next business day following receipt thereof in compliance with SEC Rule 15c2-4. Subscriptions may be rejected for any reason. If a subscription is rejected, the Company will promptly refund to the investor the consideration paid for the Shares without deduction or interest. Subscriptions will be accepted or rejected within four (4) business days. If a subscription is accepted, a confirmation will be mailed within two weeks of acceptance of the investor as a Shareholder.


    -------------------------------------------------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
    REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. SUCH
    INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN
    AUTHORIZED BY THE COMPANY OR THE UNDERWRITER. THIS PROSPECTUS DOES NOT
    CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY
    SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS
    DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY
    ANY SECURITIES IN ANY CIRCUMSTANCES OR IN ANY JURISDICTION IN WHICH SUCH
    OFFER OR SOLICITATION IS UNLAWFUL. THE INFORMATION IN THIS PROSPECTUS IS
    CORRECT AS OF THE DATE OF THE PROSPECTUS. THE STATUS OF THE COMPANY MAY HAVE
    CHANGED AFTER THAT DATE. NEITHER THE COMPANY NOR THE UNDERWRITER HAVE AN
    OBLIGATION TO UPDATE THE INFORMATION IN THIS PROSPECTUS.

                       -----------------------

                         TABLE OF CONTENTS
    PROSPECTUS SUMMARY...............................    4
    RISK FACTORS.....................................    9
    WHO MAY INVEST...................................   13
    USE OF PROCEEDS..................................   14
    COMPENSATION TO ADVISOR AND
      AFFILIATES.....................................   15
    CONFLICTS OF INTEREST............................   17
    DISTRIBUTIONS....................................   18
    CAPITALIZATION...................................   20
    SELECTED FINANCIAL DATA..........................   21
    MANAGEMENT'S DISCUSSION AND ANALYSIS
      OF FINANCIAL CONDITION AND RESULT OF
      OPERATIONS.....................................   22
    BUSINESS OF THE COMPANY..........................   24
    MANAGEMENT.......................................   34
    SECURITY OWNERSHIP OF MANAGEMENT
      AND OTHERS.....................................   37
    CERTAIN RELATIONSHIPS AND
      TRANSACTIONS...................................   38
    THE ADVISORY AND THE ADVISORY
      AGREEMENT......................................   39
    FEDERAL INCOME TAX CONSEQUENCES..................   41
    ERISA CONSEQUENCES...............................   46
    DESCRIPTION OF CAPITAL STOCK.....................   47
    SUMMARY OF THE ORGANIZATIONAL
      DOCUMENTS......................................   49
    PLAN OF DISTRIBUTION.............................   52
    COMMISSION POSITION ON INDEMNIFICATION
      FOR SECURITIES ACT LIABILITIES.................   54
    LEGAL MATTERS....................................   54
    EXPERTS..........................................   54
    REPORTS TO SHAREHOLDERS, AND RIGHTS
      OF EXAMINATION.................................   55
    ADDITIONAL INFORMATION...........................   56
    GLOSSARY.........................................   56
    FINANCIAL STATEMENTS.............................  F-1
    APPENDIX I.......................................  A-1
    EXHIBIT A -- SUBSCRIPTION AGREEMENT..............
    EXHIBIT B -- SUITABILITY CERTIFICATE.............

                 -----------------------------

    DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS UNTIL 45 DAYS AFTER COMPLETION OF THIS OFFERING. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

           ---------------------------------------------------------


           ---------------------------------------------------------


                                 1,500,000 Shares

-------------------------------------------------------------------------------
                                      [Logo]

-------------------------------------------------------------------------------


                                   AMERICAN CHURCH
                                   MORTGAGE COMPANY

                                     Common Stock



                               ------------------------

                                      PROSPECTUS

                               ------------------------
















                             AMERICAN INVESTORS GROUP, INC.

                                      July ___, 1999
               ---------------------------------------------------------

                                                       PART II
                                       INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 31. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.
       SEC Registration Fee..........................................................   $   5,000
       NASD Filing Fee...............................................................       2,150
       *Blue Sky Qualification Fees and Expenses.....................................      15,000
       *Fees of Transfer Agent.......................................................       4,000
       *Printing and Engraving.......................................................      15,000
       **Underwriter's Expense Allowance.............................................     133,000
       *Legal Fees and Expenses......................................................      12,850
       *Accounting Fees and Expenses.................................................       6,000
       *Miscellaneous................................................................      10,000
                                                                                        ---------
                   Total.............................................................   $ 203,000
                                                                                        =========
----------------------------------------

  * The amount has been estimated.

** Assumes all Shares are sold. The Company has agreed to pay the non-accountable expense allowance in the amount of $35,000 on the first 100,000 Shares sold and $7,000 on each increment of 100,000 Shares sold thereafter.

ITEM 34.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Article 7 of the Registrant's Amended and Restated Articles of Incorporation, and Article 5 of the Registrant's Amended and Restated Bylaws, included as Exhibits 3.1 and 3.2 respectively, provide for indemnification of the Directors and Officers of the Registrant against liability to the full extent permitted under Minnesota law, as limited by the NASAA Statement of Policy Regarding REIT's, adopted September 29, 1993. Subject to any limitations contained below, the Company shall indemnify and hold harmless the Directors, Advisors or Affiliates who are performing services on behalf of the Company and acting within the scope of the Director's authority against any and all losses or liabilities reasonably incurred by them and connection with or by reason of any act performed or omitted to be performed by them and that (i) the Directors, Advisors or Affiliates have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, (ii) such liability or loss was not the result of: (a) negligence or misconduct by the Directors, excluding the Independent Directors, Advisors or Affiliates, or (b) gross negligence or willful misconduct by the Independent Trustees, and (iii) such indemnification or agreement to hold harmless is recoverable only out of the assets of the Company and not from the Shareholders.

         The Company shall not indemnify any Person, including any person acting as a broker-dealer, for any liability imposed by the judgment, and costs associated therewith, including attorney's fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of Shares. Notwithstanding anything to the contrary in the preceding paragraph, however, the Company may indemnify a Director, Advisor or Affiliate for any losses, liabilities, or expenses arising from or out of an alleged violation of federal or state securities laws provided one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnity, or (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnity, or (c) a court of competent jurisdiction approves a settlement or the claims against a particular indemnity and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which the Company's Shares were offered and sold as to indemnification for violations of securities laws.

         The indemnification provided by the provisions of the Amended and Restated Articles of Incorporation shall continue for the period of time of service or for any matter arising out of the term of service as to an indemnified party and shall inure to the benefit of the heirs, executors and administrators of such a person.

         The Company shall not pay for any insurance covering liability of the indemnified party for actions or omissions for which indemnification is not permitted hereunder; provided, however, that nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any person owning comparable assets and engaged in a similar business, or from naming an indemnified party or a party potentially entitled to indemnification hereunder as an additional insured party thereunder. Nothing contained in the Amended and Restated Articles of Incorporation shall constitute a waiver by any person entitled to indemnification of any right which he or she may have against any party under federal or state securities laws.

         The Company may not advance funds to a Director, Advisor or Affiliate for legal expenses and other costs incurred as a result of a legal action for which indemnification is being sought unless all of the following conditions are satisfied: (1) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (2) The legal action is initiated by a third party who is not a Shareholder or the legal action is initiated by a Shareholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (3) The Directors, Advisors or Affiliates undertake to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such Directors, Advisors or Affiliates are found not to be entitled to indemnification.

         Section 6 of the form of Underwriting Agreement, included as Exhibit
1.0 hereto provides for the indemnification by the Underwriter of the Registrant's Directors and Officers who have signed or will sign any Registration Statement of the Company against certain civil liabilities arising in connection with the offer and sale of the Shares, including liabilities under the Securities Act of 1933, as amended. Such indemnification is limited by the above provisions.

ITEM 36.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS

         Audited Financial Statement:
              Report of Independent Auditors
              Balance Sheet at March 31, 1998 and 1999 (unaudited)
              Balance Sheet at December 31, 1995, 1996, 1997 and 1998
              Statements of Operations for the Years Ended
                  December 31, 1995, 1996, 1997 and 1998 and for the Three Months Ended March 31, 1998 and 1999 (unaudited)
              Statement of Stockholders' Equity for the Years Ended December 31,
                  1995, 1996, 1997 and 1998 and for the Three Months Ended March 31, 1999 (unaudited)
              Statements of Cash Flows for the Years Ended December 31, 1995,
                  1996, 1997 and 1998 and for the Three Months Ended March 31, 1998 and 1999 (unaudited)

         SCHEDULES

         None


    (b) EXHIBITS

Exhibit

Number     Title                                                                      Method of Filing
------     -----                                                                      ----------------

  1        Forms of Underwriting Agreement, Soliciting Dealer
           Agreement and Agreement Between Underwriters.............................  filed herewith

  3.1      Amended & Restated Articles of Incorporation
           of the Company...........................................................         *

  3.2      Amended & Restated By-laws of the Company................................         *

  4        Specimen Certificate of Common Stock, $0.1 par value.....................         *

  5        Opinion Letter of Maun & Simon, PLC
           as to the legality of the securities.....................................  filed herewith

  8        Opinion Letter of Maun & Simon, PLC as to certain tax
           matters relating to the securities.......................................  filed herewith

 10.1      Supplement and Amendment to Advisory Agreement Between the
           Company and Church Loan Advisors, Inc....................................        **

 10.2      Amendment No. 1 to Amended Advisory Agreement between the Company and Church Loan Advisors, Inc............................................  filed herewith

 10.3      Dividend Reinvestment Plan of the Company................................  filed herewith

 10.4      Stock Option Plan for Directors and Advisor (includes form of
           Stock Option Agreement Exhibit "A")......................................  filed herewith

 10.5      Gemisys Corporation Agreement to act as Transfer Agent, Registrar
           and Dividend Reinvestment Agent..........................................  filed herewith

 23        Consent of Auditor.......................................................  filed herewith

 23.2      Consent of Counsel.......................................................  filed herewith***

 24        Power of Attorney........................................................  filed herewith****

--------------------------------------

   * Incorporated by reference to the Registrant's filing on Form 8-A dated April 30, 1999.

  ** Incorporated by reference to the Registrant's filing on Form S-11/A dated August 18, 1997 for Registration Number 333-27601.

 *** Included within Exhibit 5.

**** Included within signature page.

ITEM 37. UNDERTAKINGS.

       The undersigned Registrant hereby undertakes to provide to the Underwriter at the closing specified in the Underwriting Agreement, certificates in such denominations and registered in such names as required by the Underwriter to permit prompt delivery to each purchaser.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suite or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

   The undersigned Registrant hereby further undertakes:

       (1) To remove from registration by means of a post-effective amendment any of the securities being registered for sale to the public pursuant to the Prospectus (part I) which remain unsold at the termination of the offering.

       (2) That all post-effective amendments will comply with the applicable forms, rules and regulations of the Securities and Exchange Commission in effect at the time such post-effective amendments are filed.

       (3) To send to each shareholder at least on an annual basis a detailed statement of all transactions with the Advisor or its affiliates, and of fees, commissions, compensation and other benefits paid, or accrued to the Advisor or its affiliates for the fiscal year completed, showing the amount paid or accrued to each recipient and the services performed.

       (4) To file a sticker supplement pursuant to Rule 424(c) under the Securities Act of 1933, during the distribution period describing each property involving the use of 10% or more (on a cumulative basis) of the total assets of the Registrant, and which has not been identified in the Prospectus, and to consolidate all such stickers into a post-effective amendment filed at least once every three months, with the information contained in such amendment provided simultaneously to the shareholders. Each sticker supplement shall disclose all compensation and fees received by the Advisor and/or its affiliates in connection with any such acquisition. The post-effective amendment shall include audited financial statements meeting the requirements of Rule 3-14 Regulation S-X for such properties acquired during the distribution period.

       (5) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any liability under the Securities Act of 1933, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bond fide offering thereof.

       (6) The Registrant undertakes to provide to the shareholders the financial statements required by Form 10-K for each full fiscal year of the Registrant's operations.

       (7) That, for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

       (8) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

       The Registrant also undertakes to file, after the end of the distribution period, a current report on Form 8-K containing the financial statements and any additional information required by Rule 3-14 of Regulation S-X, to reflect each commitment (i.e., the signing of a binding purchase agreement) made after the end of the distribution period involving the use of 10% of more (on a cumulative basis) of the net proceeds of the offering and to provide the information contained in such report to the shareholders at least once each quarter after the distribution period of the offering has ended.

                                    SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 the Registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Registration

Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, State of Minnesota, on the 25th day of June, 1999.

                                    AMERICAN CHURCH MORTGAGE COMPANY


                                    By: /s/ David G. Reinhart
                                    -------------------------
                                    David G. Reinhart, President and Treasurer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints V. James Davis and David G. Reinhart his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act that is requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates set forth below opposite their respective names:

Signature                      Capacity                        Date
---------                      --------                        ----

/s/ David G. Reinhart          President and Treasurer         June 25, 1999
---------------------
David G. Reinhart

/s/ V. James Davis             Vice President and Secretary    June 25, 1999
------------------
V. James Davis

/s/ Kirbyjon H. Caldwell       Director                        June 25, 1999
------------------------
Kirbyjon H. Caldwell

/s/ Robert O. Naegele, Jr.     Director                        June 25, 1999
--------------------------
Robert O. Naegele, Jr.

/s/ Dennis J. Doyle            Director                        June 25, 1999
-------------------
Dennis J. Doyle

/s/ John M. Clarey             Director                        June 25, 1999
------------------
John M. Clarey